    As filed with the Securities and Exchange Commission on January 20, 2006

                                    Securities Act Registration No. ____________

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. _______          Post-effective Amendment No. ______
                        (Check appropriate box or boxes)

                           AIM Counselor Series Trust
               (Exact Name of Registrant as Specified in Charter)

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:   Copy to:

OFELIA M. MAYO, ESQUIRE                  MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                     Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                        1735 Market Street
Suite 100                                51st Floor
Houston, TX 77046                        Philadelphia, PA 19103

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this Registration Statement will become effective on February 21, 2006, pursuant to Rule 488.

     The titles of the securities being registered are Class A, Class B1 and Class C shares of AIM Floating Rate Fund. No filing fee is due in reliance on
Section 24(f) of the Investment Company Act of 1940.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(A I M LOGO)

                             AIM FLOATING RATE FUND,
                      A PORTFOLIO OF AIM FLOATING RATE FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                               February __, 2006

Dear Shareholder:

     We are seeking your approval of the conversion of your fund, AIM Floating Rate Fund, from a closed-end, multiple-class interval fund to an open-end, multiple-class fund (the "Reorganization"). The Reorganization will be accomplished by transferring the assets and liabilities of your fund to a newly created fund (the "Buying Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). The Buying Fund will operate as an open-end fund with the same investment objective, and substantially the same investment policies and restrictions as currently exist for your fund. In addition, the Buying Fund will continue to invest primarily in bank loans after the Reorganization occurs. You will receive shares of the Buying Fund in connection with the Reorganization equal to the number of shares of your fund that you own immediately prior to the Reorganization if shareholders approve the Reorganization.

     We believe shareholders will benefit from the conversion of the fund into an open-end fund since shareholders will have the ability to redeem their shares on any business day, thereby creating daily liquidity for their shares. The attached Proxy Statement and Prospectus seeks your approval of the Reorganization of the fund.

     The enclosed Proxy Statement and Prospectus describes the proposed Reorganization and compares, among other things, the investment objectives and strategies and operating expenses of your fund and the Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees has approved the Agreement and the proposed Reorganization. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Management Information Services, reminding you to vote.

Sincerely,


/s/ Robert H. Graham
-------------------------------------
Robert H. Graham
President

                             AIM FLOATING RATE FUND,
                      A PORTFOLIO OF AIM FLOATING RATE FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 2006

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization (the "Agreement") which provides for the conversion of AIM Floating Rate Fund (the "Fund"), which is structured as a closed-end interval fund that offers to repurchase its shares only on a quarterly basis into an open-end fund that permits redemptions of its shares on a daily basis. Pursuant to the Agreement, all of the assets of the Fund, an investment portfolio of AIM Floating Rate Fund (the "Trust"), will be transferred to AIM Floating Rate Fund (the "Buying Fund"), an investment portfolio of AIM Counselor Series Trust (the "Buyer") (the "Reorganization"). The Buying Fund will assume the liabilities of the Fund and the Buyer will issue shares of the Buying Fund to the Fund who shall distribute (a) Class A shares of the Buying Fund to shareholders of Class B shares of the Fund whose Class B shares are not subject to an early withdrawal charge (an "EWC") as of the effective time of the Reorganization, (b) Class B1 shares of the Buying Fund to shareholders of Class B shares of the Fund whose Class B shares are subject to an EWC as of the effective time of the Reorganization, and (c) Class C shares of the Buying Fund to shareholders of Class C shares of the Fund.

     2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 11, 2006 at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on January 31, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES FOR YOUR FUND. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


/s/ Kevin M. Carome
-------------------------------------
Kevin M. Carome
Secretary

February __, 2006

   AIM FLOATING RATE FUND,                             AIM FLOATING RATE FUND,
       A PORTFOLIO OF                                      A PORTFOLIO OF
  AIM FLOATING RATE FUND                            AIM COUNSELOR SERIES TRUST
11 GREENWAY PLAZA, SUITE 100                        11 GREENWAY PLAZA, SUITE 100
  HOUSTON, TEXAS 77046-1173                           HOUSTON, TEXAS 77046-1173
       (800) 347-4246                                      (800) 347-4246
         (YOUR FUND)                                        (BUYING FUND)

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                               FEBRUARY ___, 2006

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of your Fund, AIM Floating Rate Fund. The Special Meeting will be held on April 11, 2006 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February __, 2006 to all shareholders entitled to vote at the Special Meeting.

     At the Special Meeting, we are asking shareholders of your Fund to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Floating Rate Fund (the "Trust"), into AIM Floating Rate Fund (the "Buying Fund"), an investment portfolio of AIM Counselor Series Trust (the "Buyer") (the "Reorganization"). The principal purpose of the Reorganization is to convert your Fund, which is structured as a closed-end interval fund that offers to repurchase its shares only on a quarterly basis, into the Buying Fund, which is structured as an open-end fund that permits redemptions of shares on a daily basis.

     Under the Agreement, all of the assets of your Fund will be transferred to the Buying Fund, the Buying Fund will assume the liabilities of your Fund and the Buyer will issue shares of the Buying Fund to your Fund who shall distribute
(a) Class A shares of the Buying Fund to shareholders of Class B shares of your Fund whose Class B shares are not subject to an early withdrawal charge (an "EWC") as of effective time of the Reorganization, (b) Class B1 shares of the Buying Fund to shareholders of Class B shares of your Fund whose Class B shares are subject to an EWC as of effective time of the Reorganization, and (c) Class C shares of the Buying Fund to shareholders of Class C shares of your Fund.

     You will receive shares of the Buying Fund in connection with the Reorganization equal to the number of shares of your Fund that you own immediately prior to the Reorganization if shareholders approve the Reorganization. Moreover, the shares of the Buying Fund issued to you in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the shares of your Fund that you own at the effective time of the Reorganization. As a result, the value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of the Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and the Buying Fund. INVESCO Senior Secured Management, Inc. (the "Sub-Advisor") serves as sub-adviser to both your Fund and the Buying Fund. AIM and the Sub-Advisor are both indirect wholly-owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Your Fund and Buying Fund have the same investment objectives. Both seek to provide a high level of current income and, secondarily, preservation of capital. The Buying Fund will operate with substantially the same investment strategies, policies and restrictions as currently exist for your Fund. In addition, the Buying Fund will continue to invest primarily in bank loans after the Reorganization occurs. See "How Do the Investment Objectives and Principal Strategies of Your Fund Compare to the Buying Fund."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of the Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated April 29, 2005, as supplemented July 1, 2005, December 7, 2005 and January 20, 2006 (your "Fund Prospectus"), together with the related Statement of Additional Information dated April 29, 2005, as supplemented July 1, 2005, October 5, 2005 and January 20, 2006 (your "Fund SAI") are on file with the Securities and Exchange Commission (the "SEC"). Your Fund Prospectus and your Fund SAI are incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated February 20, 2006, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated February 20, 2006, and the Statement of Additional Information relating to the Reorganization dated February ___, 2006, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated February ___, 2006, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about the Trust and the Buyer.

     Copies of the Prospectuses of the Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and the Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such reports will be furnished free of charge.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND
        EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
SUMMARY.............................................................................     1
   What are the Reasons for the Reorganization......................................     1
   What Will Happen if the Reorganization Occurs....................................     1
   How Do the Investment Objectives and Principal Strategies of Your Fund Compare to
      the Buying Fund...............................................................     2
   How Does Your Fund's Performance Compare to the Buying Fund's Performance........     5
   How do your Fund's Fees and Expenses Compare to the Buying Fund's Fees and
      Expenses......................................................................     5
   What Class of Buying Fund Shares Will I Receive in the Reorganization............     6
   Are Sales Charges Applicable to the Shares.......................................     8
   When Do Class B1 Shares Convert to Class A Shares................................     9
   What Are the Distribution, Purchase, Redemption and Exchange Procedures..........     9
   What Are The Differences Between Open-End Funds and Closed-End Interval Funds....    10
   The Board's Recommendation.......................................................    12
RISK FACTORS........................................................................    13
   What Are the Risks Associated with the Buying Fund...............................    13
INFORMATION ABOUT BUYING FUND.......................................................    14
   What Are the Characteristics of the Buying Fund Shares...........................    14
   What is the Recent Management's Discussion of Fund Performance...................    14
   What are the Financial Highlights for the Funds..................................    14
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..........................................    15
   What are the Terms of the Reorganization.........................................    15
   How and When Will the Reorganization Occur.......................................    15
   What Did the Board Consider in Approving the Reorganization......................    15
   What Are the Other Terms of the Agreement........................................    18
   What Are the Federal Income Tax Consequences of the Reorganization...............    18
   What is the Accounting Treatment of the Reorganization...........................    19
RIGHTS OF SHAREHOLDERS..............................................................    19
   Redemptions......................................................................    19
   Voting Rights of Shareholders....................................................    20
CAPITALIZATION......................................................................    20
LEGAL MATTERS.......................................................................    21
PENDING LITIGATION AND SETTLED ENFORCEMENT ACTIONS..................................    21
ADDITIONAL INFORMATION ABOUT THE BUYING FUND AND YOUR FUND..........................    22
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.......................    23
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING....................................    23
   Why Did We Send You this Proxy Statement/Prospectus..............................    23
   When and Where Will the Special Meeting be Held..................................    23
   How Do I Vote in Person..........................................................    23
   How Do I Vote by Proxy...........................................................    24
   How Do I Vote by Telephone or the Internet.......................................    24
   What is the Quorum Requirement...................................................    24
   Could there be an Adjournment of the Special Meeting.............................    24
   What is the Vote Necessary to Approve the Agreement..............................    25
   How Will Proxies Be Solicited and Who Will Pay...................................    25
   Will Any Other Matters Be Voted on at the Special Meeting........................    25
   Who Owns More than 5% of the Shares of Your Fund and the Buying Fund.............    25
   Do Executive Officers and Trustees Own Shares of Your Fund and the Buying Fund...    25

EXHIBIT A      Performance of Your Fund
EXHIBIT B      Comparison Fee Table and Expense Examples
EXHIBIT C      Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT D      Ownership of Shares of Your Fund

APPENDIX I     Agreement and Plan of Reorganization
APPENDIX II    Prospectus of the Buying Fund
APPENDIX III   Discussion of Performance of Your Fund
APPENDIX IV    Financial Highlights of Your Fund

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                     SUMMARY

WHAT ARE THE REASONS FOR THE REORGANIZATION

     AIM has found that closed-end interval funds such as your Fund are not as attractive to investors as other types of investment companies. Interval funds are closed-end funds that issue securities that are not redeemable at the option of the shareholder. The shares of your Fund are not listed on any national securities exchange. A shareholder of an interval fund can only sell his or her shares when such fund schedules a repurchase offer. Your Fund currently has repurchase offers each quarter which means that a shareholder can only sell his or her shares each quarter (i.e., quarter liquidity). This limited liquidity, AIM believes, has two results: it makes your Fund less attractive to shareholders who prefer daily liquidity offered by other funds with similar investment mandates, and it may accelerate an investor's decision to tender shares of your Fund for repurchase. These factors have contributed to the decline in assets in your Fund. On December 31, 2000, the net assets of your Fund were approximately $487 million, on December 31, 2005, the net assets were approximately $207 million. Moreover, on December 31, 2000, there were 51,953,060 shares of your Fund outstanding, but only 22,890,699 shares outstanding on December 31, 2005.

     AIM further believes that there is investor demand for an open-end fund that invests primarily in bank loans and similar debt securities. As a result, the Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and its shareholders.

     The Reorganization will result in the conversion of your Fund, a closed-end interval fund, into the Buying Fund, an open-end mutual fund. Your Fund is a series of the Trust, a Delaware statutory trust and is structured as a closed-end interval fund that provides for repurchases of its shares on a quarterly basis. The Buying Fund is a series of the Buyer, also a Delaware statutory trust and is structured as an open-end fund that permits redemptions of shares on a daily basis. Your Fund and the Buying Fund have the same investment objectives, utilize similar investment strategies and invest in similar securities. The Buying Fund will continue to invest primarily in bank loans after the Reorganization occurs. The Board believes that the Reorganization of your Fund into an open-end fund (the Buying Fund) will provide shareholders with additional liquidity, and may help AIM and your Fund's distributor, AIM Distributors, Inc. (the "Distributor") to attract additional assets which may, over the long term, reduce expenses. To the extent that the Buying Fund's assets grow, expenses of the Buying Fund may decrease as a percentage of net assets and the Buying Fund may achieve economies of scale. In addition, the total annual operating expenses of the Buying Fund are expected to be lower than your Fund's current total annual operating expenses. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- What did the Board Consider in Approving the Reorganization."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

WHAT WILL HAPPEN IF THE REORGANIZATION OCCURS

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to the Buying Fund, the Buying Fund will assume all of the liabilities of your Fund, and the Buyer will issue shares of the Buying Fund to your Fund who will distribute (a) Class A shares of the Buying Fund to shareholders of Class B shares of your Fund whose Class B shares are not subject to an EWC as of the effective time of the Reorganization, (b) Class B1 shares of the Buying Fund to shareholders of Class B shares of your Fund whose Class B shares are subject to an EWC as of the effective time of the Reorganization, and (c) Class C shares of the Buying Fund to shareholders of Class C shares of your Fund. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- What Are the Other Terms of the Agreement."

     You will receive shares of the Buying Fund in connection with the Reorganization equal to the number of shares of your Fund you own immediately prior to the Reorganization if shareholders approve the Reorganization. The shares of the Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the value of the net assets of your Fund transferred to the Buying Fund. The value of your account with the Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     The Trust and the Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- What Are the Federal Income Tax Consequences of the Reorganization."

     No sales charges will be imposed in connection with the Reorganization.

HOW DO THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF YOUR FUND COMPARE TO THE BUYING FUND

     Your Fund and the Buying Fund have the same investment objectives. Both funds seek to provide a high level of current income and, secondarily preservation of capital. These investment objectives are classified as non-fundamental, which means that they may be changed by the Board and the Board of Trustees of the Buyer, respectively, without shareholder approval. The investment strategies of both funds are similar.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and the Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and the Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and the Buying Fund operate under the same general restrictions and are subject to the same general policies, except with respect to investments in illiquid securities.

     The Buying Fund has implemented a non-fundamental policy on the purchase of illiquid securities such that not more than 15% of the Buying Fund's net assets may be held in illiquid securities. Your Fund has no limitation on the amount of illiquid securities that it may hold.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and the Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and the Buying Fund in your Fund Prospectus and the Buying Fund Prospectus, respectively.

                        YOUR FUND                                                BUYING FUND
                        ---------                                                -----------

                                              INVESTMENT OBJECTIVES

-    High level of current income, and secondarily         -    Same objective
     preservation of capital


                                              INVESTMENT STRATEGIES

-    Invests normally at least 80% of its assets in        -    Invests normally at least 80% of its assets
     senior secured floating rate loans and senior              (net assets plus the amount of any borrowings) in
     secured floating rate debt securities made to or           senior secured floating rate loans made by banks
     issued by U.S. or non-U.S. companies that meet             and other financial institutions and in senior
     credit standards established by its investment             secured floating rate debt instruments. These
     advisor and its sub-advisor, generally rated below         securities will generally be rated below
     investment grade.                                          investment grade, or will be unrated but of
                                                                comparable quality.

-    Invests primarily in assignments of, or               -    Same strategy
     participations in, corporate loans made by banks
     and other financial institutions and in corporate
     debt securities.

-    No corresponding strategy                             -    In complying with the 80% investment
                                                                requirement, may invest in synthetic
                                                                instruments. Synthetic instruments are
                                                                investments that have economic characteristics
                                                                similar to its direct investments, and may
                                                                include credit-linked notes and collateralized
                                                                loan obligations.

-    Invests in loans and debt securities that meet        -    Same strategy
     the credit standards established by its portfolio
     managers.

-    The portfolio managers perform their own              -    Same strategy
     independent credit analysis on each borrower and on
     the collateral securing each loan.

-    The portfolio managers also consider the nature       -    Same strategy
     of the industry in which the borrower operates, the
     nature of the borrower's assets and the general
     quality and creditworthiness of the borrower.

-    The portfolio managers construct the investment       -    Same strategy
     portfolio using a process that focuses on obtaining
     access to the widest possible range of potential
     investments available in the market and their own
     legal review of the documents for loans and their
     own on-going credit analysis of the issuers.

-    The portfolio managers determine to sell              -    Same strategy
     portfolio securities of companies evidencing
     unfavorable industry trends or poor performance and
     determine to invest in companies with earnings
     potential and other factors indicating potential
     improved performance.

-    Is a non-diversified fund, meaning that it may        -    Same strategy
     invest a greater portion of its assets in the loans
     or securities of one borrower or issuer than a
     diversified fund.

-    May invest up to 20% of net assets in                 -    May invest up to 20% of its net assets in
                                                                certain other types of debt obligations or
     -    Senior unsecured floating rate loans and notes        securities, both to increase yield and to manage
                                                                cash flow.  Other types of obligations and
     -    Subordinated secured and unsecured floating           securities may include:
          rate loans
                                                                -    fixed rate high yield bonds
     -    Secured or unsecured short-term debt obligations
                                                                -    investment grade corporate bonds
     -    Fixed-rate corporate obligations, including
          investment-grade and high-yield bonds                 -    short-term government and commercial debt
                                                                     obligations
     -    index futures and options
                                                                -    index futures and options
     -    derivatives
                                                                -    exchange traded funds
     -    cash, cash equivalents or other high quality
          short term investments, including shares of           -    derivatives
          affiliated money market funds.
                                                                -    unsecured loans

                                                                -    cash, cash equivalents or other high quality
                                                                     short term investments, including shares of
                                                                     affiliated money market funds.

-    May borrow up to 33 1/3% of assets, for:              -    May borrow up to 33 1/3% of assets, for:

     -    Leveraging                                            -    Leveraging

     -    To finance repurchase offers                          -    Temporary or defensive purposes

     -    Temporary or defensive purposes                       -    In anticipation of adverse market conditions

     -    In anticipation of adverse market conditions          -    For cash management purposes

     -    For cash management purposes

-    May invest up to 20% of assets in cash or cash        -    Same strategy
     equivalents

     May invest up to 5% in distressed, defaulted or       -    Same strategy
     bankrupt securities

-    May invest up to 100% of its assets in floating       -    Same strategy
     rate loans and in floating rate debt securities of
     non U.S. entities, but will only invest in such
     loans and securities that are U.S. dollar
     denominated or otherwise provide for payment in
     U.S. dollars.

-    May not invest more than 25% of net assets in         -    Same strategy
     any one industry

-    Has no current intention of investing more than       -    Same strategy
     25% of its total assets in the obligations of
     borrowers in a single industry.

-    In anticipation of or in response to adverse          -    Same strategy
     market or other conditions, or atypical
     circumstances such as unusually large cash inflows
     or redemptions, may temporarily hold all or a
     portion of its assets in cash, cash equivalents or
     high quality debt instruments.

HOW DOES YOUR FUND'S PERFORMANCE COMPARE TO THE BUYING FUND'S PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31, for Class B shares of your Fund can be found at Exhibit A. Also included as part of Exhibit A is a table showing the average annual total returns for the periods indicated for your Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of your Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. Past performance cannot guarantee comparable future results.

     The Buying Fund has been formed solely to effect the Reorganization, currently has no assets and will commence operations upon the closing of the Reorganization. As a result, it has no performance.

HOW DO YOUR FUND'S FEES AND EXPENSES COMPARE TO THE BUYING FUND'S FEES AND EXPENSES

     Shareholder fees and annual operating expenses of each class of shares of your Fund, as of December 31, 2004, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit B. Pro forma estimated Expense Ratios of the Buying Fund (which has not yet commenced operations), based on historical data of your Fund and related projected data for each class of shares of the Buying Fund after giving effect to the Reorganization are also provided as part of Exhibit B.

     ADVISORY FEES

     AIM receives from your Fund an investment advisory fee paid monthly at the annual rate of 0.95% of the average daily net assets of your Fund. AIM (and not your Fund) pays the Sub-Adviser a fee, computed daily and paid monthly, at a rate of 40% of AIM's compensation on the sub-advised assets.

     Pursuant to the investment advisory fee schedule applicable to the Buying Fund, AIM will receive a monthly fee calculated at the following annual rates, based on the average daily net assets of the Buying Fund:

Annual Rate       Net Assets
-----------   ------------------
    0.65%     First $500 million
    0.60%     Next $4.5 billion
   0.575%     Next $5 billion
    0.55%     Over $10 billion

     AIM (and not the Buying Fund) will pay the Sub-Advisor a fee computed daily and paid monthly, at a rate of 40% of AIM's compensation on the sub-advised assets.

     The current investment advisory fee schedule of your Fund is higher at all asset levels than the current investment advisory fee schedule of the Buying Fund. As a result, after giving effect to the Reorganization, investment advisory fees will be reduced.

     DISTRIBUTION AND SERVICE FEES

     The current distribution plans for Class B and Class C shares of your Fund provide that your Fund pays the Distributor monthly distribution and service fees at an annual rate of 0.25% of average daily net assets attributable to your Fund's Class B shares and 0.75% of average daily net assets attributable to your Fund's Class C shares, respectively. The Distributor is currently voluntarily waiving 0.25% of the Class C distribution and service fee. This voluntary fee waiver may be discontinued or modified at any time upon consultation with the Board.

     The distribution plans for Class A, Class B1 and Class C shares of the Buying Fund provide that the Buying Fund will pay the Distributor monthly distribution and service fees (12b-1 fees) at the rates set forth below:

Class A shares    0.25%
Class B1 shares   0.25%
Class C shares    0.75%

     No changes in the contractual rate of distribution and service fees would result after giving effect to the Reorganization. However, the Distributor will not be waiving its right to receive a portion of the distribution and service fees payable by the Class C shares. As a result, after the Reorganization, Class C shareholders will pay 0.25% more in distribution and service fees than such shareholders currently pay as a result of ownership of Class C shares of your Fund. Notwithstanding this change, the total annual operating expenses for all classes of shares of the Buying Fund, including Class C shares, are expected to be lower than such annual operating expenses of your Fund. See Exhibit B.

     EXPENSE LIMITATION AGREEMENTS

     AIM has voluntarily agreed to waive advisory fees payable by your Fund and/or reimburse expenses of your Fund to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) for your Fund's Class B and Class C shares to 1.50% and 1.75% of average daily net assets, respectively. In determining AIM's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account ("Excluded Expenses"), and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (expenses that are not anticipated to arise from your Fund's day-to-day operations); (v) expenses related to a merger or reorganization, as approved by the Trust's Board of Trustees; and (vi) expenses that your Fund has incurred but did not actually pay because of an expense offset arrangement. AIM may modify or discontinue voluntary fee waivers or reimbursements at any time upon consultation with the Board without further notice to investors.

     AIM has voluntarily agreed to waive advisory fees payable by the Buying Fund and/or reimburse expenses of the Buying Fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding the same Excluded Expenses set forth above for your Fund) for the Buying Fund's Class A, Class B1 and Class C shares to 1.50%, 1.50% and 2.00% of average daily net assets, respectively. In determining AIM's obligation to waive advisory fees and/or reimburse expenses, Excluded Expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above. As is the case with respect to your Fund, AIM may modify or discontinue voluntary fee waivers or reimbursements at any time upon consultation with the Buyer's Board of Trustees without further notice to investors.

     As a result, Class B shareholders of your Fund will have the same expense limit (1.50% of average daily net assets) in place after the Reorganization which limit is subject to the same Excluded Expenses, whether or not such shareholders receive Class A or Class B1 shares of the Buying Fund in the Reorganization. On the other hand, Class C shareholders of your Fund will have a higher expense limit (2.00% of average daily net assets of the Buying Fund) in place after the Reorganization than the expense limit currently in effect for Class C shares of your Fund (1.75% of average daily net assets of your Fund). Each such expense limit is subject to the same Excluded Expenses. Therefore, to the extent that the expenses of Class C shares of the Buying Fund exceed 1.75% of the Buying Fund's average daily net assets, Class C shareholders of your Fund could pay higher total annual operating expenses when holding Class C shares of the Buying Fund.

     AIM does not expect total annual operating expenses (exclusive of Excluded Expenses) of Class C shares of the Buying Fund to exceed 1.75% of average daily net assets of the Buying Fund. However, if after the Reorganization, the Buying Fund experiences substantial redemptions and hence a marked reduction in the size of the Buying Fund, the total annual operating expenses of the Buying Fund could exceed the 1.75% expense limitation agreement in effect for Class C shares of the Buying Fund. This would result in Class C shares of the Buying Fund having higher total annual operating expenses (exclusive of the Excluded Expenses) than Class C shares of your Fund. See "Summary -- What Are The Differences Between Open-End Funds and Closed-End Interval Funds -- Expenses; Costs of Potential Net Redemptions." Total Annual Operating Expenses of both your Fund and the Buying Fund have, or in the case of the Buying Fund, will have after the Reorganization, Excluded Expenses (primarily interest expenses) that will cause the funds to exceed their expense limits.

WHAT CLASS OF BUYING FUND SHARES WILL I RECEIVE IN THE REORGANIZATION

     Set forth below is a table of the share classes of your Fund that are currently available to investors and the share class of the Buying Fund that shareholders of your Fund will receive in the Reorganization.

                                      CLASSES OF SHARES OF THE BUYING FUND TO BE
CLASSES OF SHARES OF YOUR FUND              RECEIVED IN THE REORGANIZATION
------------------------------        ------------------------------------------
Class B Shares that are not subject               Class A Shares
to an Early Withdrawal Charge as of
the Effective Time of the
Reorganization

Class B Shares that are subject to                Class B1 Shares
an Early Withdrawal Charge as of
the Effective Time of the
Reorganization

Class C Shares                                    Class C Shares

     CLASS B1 SHARES

     The Board of Trustees of the Buyer has determined that the Buying Fund should not offer a class of shares with an EWC or a contingent deferred sales charges (a "CDSC" and collectively with an EWC, a "back-end load") applicable for longer than one year from the date of purchase other than in connection with the Reorganization. Because your Fund offers Class B shares which have a back-end load (EWC) with a duration of longer than one year, however, the Buying Fund has been structured with Class B1 shares which have a back-end load (CDSC). Class B1 shares will be offered only to certain of your Fund's Class B shareholders in connection with the Reorganization, as set forth in the table above.

     As shown in the table above, certain shareholders of your Fund's Class B shares will receive Class B1 shares of the Buying Fund in connection with the Reorganization, if such shareholders' Class B shares are subject to a back-end load (EWC) as of the effective time of the Reorganization. Class B1 shares are subject to a back-end load (CDSC). See "Are Sales Charges Applicable to the Shares -- Sales Charges for Class B and Class B1 Shares" below. In addition, Class B1 shares of your Fund will automatically convert to Class A shares of the Buying Fund after such shares have been held for a certain period of time. See "When Do Class B1 Shares Convert to Class A Shares" below. Because Class B1 shares of the Buying Fund will only be offered in connection with the Reorganization, and because Class B1 shares automatically convert to Class A shares over time, ultimately no Class B1 shares of the Buying Fund will remain outstanding.

     CLASS A SHARES

     As shown in the table above, certain shareholders of your Fund's Class B shares will receive Class A shares of the Buying Fund in connection with the Reorganization, if such shareholders' Class B shares are not subject to a back-end load (EWC) as of the effective time of the Reorganization. Class A shares of the Buying Fund are not subject to a back-end load.

     CLASS C SHARES

     As shown in the table above, shareholders of your Fund's Class C shares will receive Class C shares of the Buying Fund in connection with the Reorganization. Class C shares of both your Fund and the Buying Fund are subject to a back-end load, see "Are Sales Charges Applicable to the Shares - Sales Charges for Class C Shares" below.

     For additional information regarding the features of each of the share classes of your Fund and Buying Fund, see Your Fund Prospectus and the Buying Fund Prospectus, respectively.

ARE SALES CHARGES APPLICABLE TO THE SHARES

     No sales charges are applicable to shares of the Buying Fund received by holders of your Fund's shares in connection with the Reorganization. The Reorganization will not result in the imposition of an EWC or a CDSC. The holding period for purposes of determining whether to charge a CDSC upon redemption of Class B1 or Class C of shares of the Buying Fund received in connection with the Reorganization that are redeemed subsequent to the Reorganization will be the same as the holding period of your shares immediately prior to the Reorganization.

     The information below provides a summary for comparison purposes of the initial sales charges, EWCs and CDSCs applicable to each class of shares of your Fund and the Buying Fund, as applicable. The fee tables at Exhibit B include comparative information about maximum initial sales charges on purchases of Class A shares of the Buying Fund and the maximum EWC and CDSC on redemptions of certain classes of shares of your Fund and the Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of EWCs and CDSCs over time, see your Fund Prospectus and the Buying Fund Prospectus and the related Statements of Additional Information.

     SALES CHARGES FOR CLASS A SHARES

     -    subject to a maximum 2.50% initial sales charge*

     - may be subject to a 1.00% CDSC on redemptions made within 12 or 18 months from the date of certain purchases

----------
* The Buying Fund waives initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     In addition, Class A shares of the Buying Fund are subject to a 2.00% redemption/exchange fee on redemptions or exchanges of such shares held 30 days or less. This redemption/exchange fee applies to shares purchased after the Reorganization and redeemed within 30 days of purchase but not shares issued in connection with the Reorganization and redeemed within 30 days of the Reorganization.

     SALES CHARGES FOR CLASS B AND CLASS B1 SHARES

     Neither your Fund nor the Buying Fund imposes a sales charge upon initial purchases of Class B or Class B1 shares.

     Class B shares of your Fund and Class B1 shares of the Buying Fund are subject to an EWC or a CDSC, as applicable, when such shares are redeemed as set forth below:

                             YOUR FUND
                               EARLY
    HOLDING PERIOD          WITHDRAWAL   BUYING FUND
    AFTER PURCHASE            CHARGE        CDSC
    --------------          ----------   -----------
Through First Year.......      3.0%          3.0%
Through Second Year......      2.5%          2.5%
Through Third Year.......      2.0%          2.0%
Through Fourth Year......      1.0%          1.0%
Longer than Four Years...      0.0%          0.0%

     SALES CHARGES FOR CLASS C SHARES

     Neither your Fund nor the Buying Fund imposes a sales charge upon initial purchase of Class C shares.

     Class C shares of your Fund and Class C shares of the Buying Fund are subject to an EWC or a CDSC, as applicable, when such shares are redeemed as set forth below:

                                                              YOUR FUND
                                                                EARLY     BUYING
HOLDING PERIOD                                               WITHDRAWAL    FUND
AFTER PURCHASE                                                  CHARGE     CDSC
--------------                                               ----------   ------
Through First Year .......................................       1.0%      1.0%
Longer than One Year .....................................       0.0%      0.0%

     The EWC and CDSC on redemptions of shares of your Fund and the Buying Fund are computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions.

     In addition, Class C shares of the Buying Fund are subject to a 2.00% redemption/exchange fee on redemptions or exchanges of such shares held 30 days or less from the date of purchase. This redemption/exchange fee applies to shares purchased after the Reorganization and redeemed within 30 days of purchase but not shares issued in connection with the Reorganization and redeemed within 30 days of the Reorganization.

WHEN DO CLASS B1 SHARES CONVERT TO CLASS A SHARES

     The Buying Fund's Class B1 shares will only be issued to shareholders of your Fund's Class B shares that are still subject to an EWC as of the effective time of the Reorganization. Class B1 shares are not available for purchase by either Class B1 shareholders or new investors. Class B1 shares of the Buying Fund convert to Class A shares of the Buying Fund on or about the end of the month which is at least four years after the date in which the Class B shares of your Fund were purchased, along with a pro rata portion of the reinvested dividends and distributions.

WHAT ARE THE DISTRIBUTION, PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

     DISTRIBUTION

     Shares of your Fund and the Buying Fund are distributed by the Distributor, a registered broker-dealer and wholly owned subsidiary of AIM.

     Your Fund and the Buying Fund have adopted distribution plans that allow the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to the Distributor for distribution services. The fee tables at Exhibit B include comparative information about the distribution and service fees payable by each class of shares of your Fund and the Buying Fund. Class A and Class B1 shares of the Buying Fund will have the same aggregate distribution and service fees as the Class B shares of your Fund. Class C Shares of the Buying Fund will have the same contractual rate of distribution and service fees. However, because the Distributor does not intend to voluntarily waive a portion of such fees for the Class C Shares of the Buying Fund, net distribution and service fees for such shares will be higher than Class C shares of your Fund. See "Summary - How Do Your Fund's Fees and Expenses Compare to the Buying Funds Fees and Expenses - Distribution and Service Fees."

     PURCHASES

     Your Fund continuously offers its shares through securities dealers that have entered into selected dealer agreements with the Distributor. During any continuous offering, shares of your Fund may be purchased through such selected dealers.

     The Buying Fund also intends to continuously offers its shares. You may purchase shares of the Buying Fund via the following methods: (a) through a financial advisor; (b) by mail; (c) by wire; (d) by telephone (other than an initial purchase); or (e) via the Internet (other than an initial purchase).

     For additional information regarding the purchase procedures of your Fund and the Buying Fund, see your Fund Prospectus and the Buying Fund Prospectus, respectively.

     REPURCHASES AND REDEMPTIONS

     Your Fund is required in the months of February, May, August, and November to conduct repurchase offers in which your Fund will offer to repurchase at least 5% and up to 25% of its shares. (Your Fund may also make a discretionary repurchase offer once every two years but historically has not done so and has no current intention to do so.) In each repurchase offer, the repurchase price will be the net asset value of the shares determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date.

     At least 21 days prior to the repurchase request deadline, your Fund will mail written notice to each shareholder setting forth the number of shares your Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate shares until a subsequent repurchase offer.

     If more shares are tendered for repurchase than your Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of shares to be repurchased by 2% of your Fund's shares outstanding; if there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. Thus, in any given repurchase offer, shareholders may be unable to liquidate all or a given percent of their shares. Shareholders may withdraw shares tendered for repurchase at any time prior to the repurchase request deadline.

     On the other hand, shares of the Buying Fund may be redeemed each business day via the following methods: (a) through a financial advisor; (b) by mail; (c) by wire; (d) by telephone; or (e) via the Internet.

     For additional information regarding the redemption procedures of your Fund and Buying Fund, see your Fund Prospectus and the Buying Fund Prospectus, respectively.

     EXCHANGES

     Class B and Class C shares of your Fund may generally be exchanged for shares of other funds within the AIM Family of Funds(R) (the "AIM Funds") of the same class.

     Class A and Class C shares of the Buying Fund may generally be exchanged for shares of other funds within the AIM Funds of the same class. Class B1 shares of the Buying Fund may be exchanged for Class A shares of other funds within the AIM Funds.

     For additional information regarding the exchange procedures of your Fund and Buying Fund, see your Fund Prospectus and the Buying Fund Prospectus, respectively.

WHAT ARE THE DIFFERENCES BETWEEN OPEN-END FUNDS AND CLOSED-END INTERVAL FUNDS

     GENERAL

     Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets. Most mutual funds also continuously issue new shares to investors at a price based on the fund's net asset value ("NAV") at the time of issuance. Such a fund's NAV per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.

     In contrast, closed-end interval investment companies, such as your Fund, generally engage in continuous sales of securities but do not permit daily redemptions or repurchases of their outstanding shares. Thus they operate with a relatively fixed capitalization. Interval funds offer shareholders limited liquidity by conducting periodic repurchase offers for their shares. The amount of shares that may be purchased by an interval fund is limited to no more than 25% of the outstanding shares. Your Fund engages in quarterly repurchases of its shares.

     Some of the legal and practical differences between operations of your Fund as a closed-end interval fund versus an open-end mutual fund (the Buying Fund) are as follows:

     ACQUISITION AND DISPOSITION OF SHARES

     If your Fund is reorganized into an open-end investment company, you would be able to redeem all or a portion of your shares daily. Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Buying Fund at the next determined current NAV, less sales charges or redemption fees (as described above). Like your Fund, the Buying Fund's NAV per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Buying Fund. Open-end investment companies generally value their assets on each business day in order to determine the current NAV on the basis of which their shares may be redeemed by stockholders or purchased by investors. It is anticipated that the NAV of the Buying Fund will be published daily by leading financial publications and available on the Internet.

     PORTFOLIO MANAGEMENT

     Because your Fund only repurchases its shares quarterly, it may generally keep all of its assets fully invested and make investment decisions without having to adjust for cash outflows from repurchases of its shares. Your Fund also generally takes into account cash in flows when making investment decisions because it is engaged in continuous sales of its shares. In contrast, open-end investment companies may be subject to pressure to sell portfolio securities at disadvantageous times or prices in order to satisfy redemption requests. So that the Buying Fund does not have to liquidate portfolio securities at disadvantageous times, it has arranged a credit facility with a bank which permits it to borrow money to handle redemption requests. To the extent that the Buying Fund borrows, it will incur interest costs. To the extent that the Buying Fund holds larger reserves of cash or cash equivalents to have funds available to handle redemption requests, the Buying Fund's investment flexibility and the scope of its investment opportunities could be reduced. The Buying Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents. This may increase transaction costs and portfolio turnover. In addition, the sale of securities may generate taxable gains or losses which must be distributed to shareholders.

     EXPENSES; COSTS OF POTENTIAL NET REDEMPTIONS

     While it is not possible to predict, your Fund's expenses are expected to decrease as a result of open-ending. However, open-ending could result in immediate, substantial redemptions and hence a marked reduction in the size of the Buying Fund. As an open-end fund, it is not possible to know whether the Buying Fund will experience net redemptions or net purchases, or over what time period either would occur. An asset base of decreased size could produce less income than is currently being produced. To the extent that the Buying Fund borrows from a bank to meet redemption requests, it will incur interest costs. Accordingly, the Buying Fund's expense ratio could increase although as noted above, the Buying Fund's total annual operating expenses for Class A, Class B1 and Class C shares of the Buying Fund are limited to 1.50%, 1.50% and 2.00% of average daily net assets. The expense limits are voluntary. AIM may modify or discontinue these expense limits at any time upon consultation with the Buyer's Board of Trustees without further notice to investors. See "Summary -- How do your Fund's Fees and Expenses Compare to the Buying Fund's Fees and Expenses -- Expense Limitation Agreements."

     Significant net redemptions could also render the Buying Fund an uneconomical venture by virtue of diminished size. In the event the Buying Fund were to become too small to be considered economically viable, the Board of Trustees of the Buyer might consider alternatives to continuing the Buying Fund's operations, ranging from the merger of the Buying Fund with another investment company to liquidation of the Buying Fund. The Buying Fund has no plans to pursue such alternatives at this time, and any such merger or liquidation would require shareholder approval.

     In addition, the Buying Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses). As of December 31, 2005, your Fund had ($3,054,377) of net unrealized capital appreciation(depreciation) for federal income tax purposes. This figure will change as the Buying Fund's portfolio securities change in value.

     SENIOR SECURITIES AND BORROWING

     The Investment Company Act of 1940, as amended (the "1940 Act") prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility than mutual funds in "leveraging" their assets. Neither the Board nor AIM believes that the more restrictive policies which would govern the Buying Fund as an open-end fund will materially affect the ability of the Buying Fund to carry out its investment program.

     ILLIQUID SECURITIES

     An open-end investment company is subject to the 1940 Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. Your Fund's investment restrictions currently do not impose a limit on the percentage of illiquid securities that it may hold. Therefore, if your Fund is converted to an open-end investment company, it will be required to meet the 15% limitation.

     One of your Fund's primary investments is senior secured floating rate loans. From time to time, these investments may be deemed to be illiquid securities. Because the Buying Fund may invest no more than 15% of its net assets in illiquid securities, the Buying Fund may hold fewer senior secured floating rate loans in its portfolio than your Fund currently holds, which may result in a lower yield for the Buying Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Your Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

     EXCESSIVE SHORT-TERM TRADING ACTIVITY

     Unlike closed-end investment companies, open-end funds may be subject to adverse effects from excessive short-term trading activities. Excessive short-term trading activity is a purchase of fund shares followed shortly thereafter by a redemption of fund shares, or vice versa. Due to the disruptive nature of this activity, it can adversely impact the ability of the Buying Fund's investment adviser to invest assets, in an orderly, long-term manner, which in turn, may adversely impact the performance of the Buying Fund. The Buying Fund has adopted polices and procedures designed to discourage excessive or short-term trading of the Buying Fund's shares. See "Shareholder Information-Excessive Short-Term Trading Activity Disclosures" in the Buying Fund Prospectus attached as Appendix II. The redemption fee, discussed above, is intended to reduce excessive short-term trading in the Buying Fund's shares.

THE BOARD'S RECOMMENDATION

     The Board, including the independent trustees of your Fund, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

WHAT ARE THE RISKS ASSOCIATED WITH THE BUYING FUND

     The risks associated with an investment in the Buying Fund are similar to the risks associated with an investment in your Fund.

     There is a risk that you could lose all or a portion of your investment in the Buying Fund and that the income you may receive from your investment may vary. The value of your investment in the Buying Fund will go up and down with the prices of the securities in which the Buying Fund invests.

     The securities in which the Buying Fund may invest are lower quality debt securities which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer. Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as "junk bonds."

     The value of lower quality debt securities, including floating rate loans, can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of the Buying Fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.

     The terms of the senior secured floating rate loans and debt securities in which the Buying Fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the Buying Fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the Buying Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the Buying Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Buying Fund may not receive payments to which it is entitled.

     Some of the floating rate loans and debt securities in which the Buying Fund may invest will be considered to be illiquid. The Buying Fund may invest no more than 15% of its net assets in illiquid securities. A majority of the Buying Fund's assets are likely to be invested in securities that are less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Buying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

     The ability of an issuer of a floating rate loan or debt security to repay principal prior to a security's maturity can limit the potential for gains by the Buying Fund. Such prepayments may require the Buying Fund to replace the loan or debt security with a lower yielding security. This may adversely affect the Buying Fund's net asset value.

     In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Floating rate securities can be less sensitive to interest rate changes, but because up to 20% of the Buying Fund's assets can be invested in fixed rate debt securities and because variable interest rates may only rest periodically, the Buying Fund's net asset value may fluctuate in response to interest rate changes.

     The Buying Fund is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

     Subject to certain limits, the Buying Fund is authorized to borrow money and has arranged a credit facility with a bank. The bank facility permits the Buying Fund to borrow both to handle requests to redeem shares as well as to purchase additional investments. Money raised through borrowings will be subject to interest costs. Interest costs on borrowed funds may or may not exceed the interest on any assets purchased with borrowed funds. Borrowing money to finance investments also creates the risk of higher volatility of the net asset value of the Buying Fund.

     The Buying Fund may invest in floating rate loans and debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments may involve risks not typically involved in domestic investments, which can increase the potential for loss in the Buying Fund, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Buying Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

     The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with Buying Fund.

     An investment in the Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency.

                          INFORMATION ABOUT BUYING FUND

WHAT ARE THE CHARACTERISTICS OF THE BUYING FUND SHARES

     Shares of the Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Buyer in certain circumstances. Each share of the Buying Fund represents an equal proportionate interest in the Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Buying Fund as are declared by the Board of Trustees of the Buyer. Each share of the Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of the Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of the Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B1 shares to Class A shares at the end of the month which is approximately four years after the date on which Class B shares of your Fund were purchased, there are no conversion rights.

WHAT IS THE RECENT MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of your Fund taken from its semi-annual report to shareholders for the semi-annual period ended June 30, 2005 is set forth as Appendix III to this Proxy Statement/Prospectus.

     The Buying Fund has not commenced operations. It will commence operations at the closing of the Reorganization. As a result, a discussion of the Buying Fund's performance is not available at this time.

WHAT ARE THE FINANCIAL HIGHLIGHTS FOR THE FUNDS

     For information about your Fund's financial performance, see the financial highlights for your Fund in Appendix IV attached to this Proxy
Statement/Prospectus.

     The Buying Fund has not commenced operations. It will commence operations at the closing of the Reorganization. As a result, a discussion of the Buying Fund's financial performance is not available at this time.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

WHAT ARE THE TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

HOW AND WHEN WILL THE REORGANIZATION OCCUR

     Consummation of the Reorganization (the "Closing") is expected to occur on April 13, 2006, at 8:00 a.m., Eastern Time (the "Effective Time"). At the Effective Time, all of the assets of your Fund will be delivered to the Buyer's custodian for the account of the Buying Fund in exchange for the assumption by the Buying Fund of the liabilities of your Fund and delivery by the Buyer to your Fund (for distribution to shareholders) of a number of (a) Class A shares of the Buying Fund equal to the number of Class B shares of your Fund that are not subject to an EWC as of the effective time of the Reorganization, (b) Class B1 shares of the Buying Fund equal to the number of Class B shares of your Fund that are subject to an EWC as of the effective time of the Reorganization, and
(c) Class C shares of the Buying Fund equal to the number of Class C shares of your Fund (including, if applicable, fractional shares rounded to the nearest thousandth), all determined and adjusted as provided in the Agreement. Upon delivery of such assets, the Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     The Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, the Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

WHAT DID THE BOARD CONSIDER IN APPROVING THE REORGANIZATION

     At a series of meetings held by the Board in October through December 2005, the Board considered the Reorganization. Preliminary discussions occurred at an in-person meeting of the Board held on October 27, 2005. These discussions were followed by further discussions at a telephonic meeting of the Board held on November 14, 2005. The Board held an in person meeting on December 6, 2005 to consider further the proposed Reorganization. After careful consideration and after weighing the pros and cons of the Reorganization, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of shareholders. Accordingly, the Board approved the Agreement and the Reorganization.

     Over the course of the Board meetings, the Board received from AIM written materials that contained information concerning your Fund and the Buying Fund, including comparative fee and expense information, a comparison of investment objectives and strategies of your Fund and the Buying Fund and pro forma expense ratios for your Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     Following the initial Board meeting, the Board requested additional information from AIM with respect to: current litigation, contingent assets and liabilities, and the calculation of pro forma expense ratios. AIM provided such additional information to the Board prior to and at the December 6, 2005 meeting. In addition, the Board requested a follow-up report after the consummation of the Reorganization that shows the actual costs and expenses of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The structure of your Fund as an interval fund and the structure of the Buying Fund as a daily liquidity fund.

     - The marketability of your Fund as compared to the marketability of the Buying Fund.

     - The investment objective and principal investment strategies of your Fund and the Buying Fund.

     - The expenses of your Fund and the pro forma expenses of the Buying Fund after giving effect to the Reorganization.

     - The consequences of the Reorganization for Federal income tax purposes.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or the Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     Each of these factors is discussed more fully below.

     STRUCTURE AND MARKETABILITY OF YOUR FUND AND THE BUYING FUND

     AIM proposed the Reorganization as part of an effort to provide shareholders with daily rather than quarterly liquidity, and to increase the size and shareholder base of your Fund which may decrease expenses.

     AIM informed the Board that closed-end interval funds such as your Fund are not as attractive to investors as other types of investment companies. Because interval funds are closed-end funds, their shares are not redeemable at the option of the shareholder. The shares have liquidity only when an interval fund schedules a periodic repurchase offer. In the case of your Fund, shareholders have the ability to have their shares repurchased each quarter and therefore have quarterly liquidity of their shares. This limited liquidity, AIM believes, has two results: it makes your Fund less attractive to shareholders who prefer daily liquidity offered by other funds with similar investment mandates, and it may accelerate an investor's decision to tender shares of your Fund for repurchase. The Board noted that quarterly tenders have led to a decline in net assets of your Fund, which were $487 million at the end of 2000, but had declined to $207 million as of December 31, 2005. Moreover, the Board considered that on December 31, 2000, there were 51,953,060 shares of your Fund outstanding, but only 22,890,699 shares outstanding on December 31, 2005. The Board also noted that, at some point, should the assets of your Fund continue to decline, it would not be in the economic interests of shareholders to continue operating your Fund.

     AIM further believes that there is investor demand for an open-end fund that invests primarily in bank loans and similar debt securities, and therefore proposed that your Fund be converted to an open-end fund to meet that investor demand.

     In reaching its determination to convert your Fund to an open-end fund, the Board considered the proposed class structure and distribution of the Buying Fund. The Board noted that the Buying Fund would offer five share classes - Class A, Class B1, Class C, Class R and Institutional Class, and that the load and distribution structure for the Class A, Class C, Class R and Institutional Class would be similar to the load and distribution structure in effect for other funds advised by AIM and distributed by the Distributor. The Board also noted that Class B1 shares would only be offered to certain existing Class B shareholders of your Fund in connection with the Reorganization, and would not otherwise be publicly offered.

     The Board also considered the structure of the Reorganization, and the classes of shares of the Buying Fund to be received by the existing shareholders of your Fund in the Reorganization. The Board noted that holders of Class B shares of your Fund would receive Class A shares of the Buying Fund if they had held their Class B shares for at least four years. The Board also noted that holders of Class B shares of your Fund who had not held those shares for at least four years would receive Class B1 shares in the Reorganization, but that those shares would automatically convert to Class A shares once such shares (together with the predecessor Class B shares) had been held for at least four years.

     The Board was advised that no load would be charged on shares issued in the Reorganization, but that they would become subject to applicable 12b-1 distribution fees. In addition, the Board was advised that new purchases of shares would be subject to the sales loads and fees described in the Buying Fund Prospectus. The Board was also advised that existing shareholders of your Fund who receive Class A, Class B1, or Class C shares would be able to exchange their shares for shares of other AIM Funds without the imposition of a sales load.

     MANAGEMENT OF YOUR FUND AND THE BUYING FUND

     The Board noted that your Fund is managed by Thomas Ewald. The Board was advised that AIM anticipated that at the effective time of the Reorganization, Thomas Ewald would become the Buying Fund's lead portfolio manager and that another individual currently serving as an analyst for your Fund would become a portfolio manager of the Buying Fund.

     The Board also considered that upon the Reorganization, the Buying Fund will be governed by a Board of Trustees which is the same as the Board of Trustees which currently governs your Fund.

     Your Fund and the Buying Fund have identical investment objectives, and will after the Reorganization have the same securities holdings. The Board also considered that the Buying Fund would have similar investment policies and restrictions. The Board considered that, as part of the Reorganization, the Buying Fund would adopt changes to your Fund's non-fundamental investment policy on purchases of illiquid securities to conform the restriction to that typically associated with open-end AIM Funds. As a result, the percentage of illiquid securities that the Buying Fund may hold would be reduced from a maximum of 100% to a maximum of 15%. In addition, the Board was informed that, since the Buying Fund will offer shareholders the opportunity to redeem their shares each business day, the Buying Fund would initially maintain higher cash reserves than does your Fund, although the amount of cash reserves was likely to decrease over time.

     ADVISORY FEES AND OTHER EXPENSES

     The Board considered the fact that your Fund currently pays AIM a management fee at a rate equal to an annual rate of 0.95% of your Fund's average net assets, and that based on the asset size of your Fund the Buying Fund will pay a management fee to AIM at an annual rate of 0.65% of the Buying Fund's average daily net assets.

     The Board also considered that the Buying Fund's Class C shares' distribution fees would be higher by 0.25% than your Fund's distribution fees because the Buying Fund will not be waiving 0.25% of the Buying Fund's distribution fees. However, the Board noted that the total annual operating expenses of Class C Shares of the Buying Fund are expected to be lower than your Fund's Class C shares' total annual operating expenses.

     The Board also considered the operating expenses of your Fund, and the pro forma operating expenses of the Buying Fund, as well as voluntary expense limitations that are in effect for your Fund, and are proposed by AIM for the Buying Fund. As a percentage of the average daily net assets, after taking into account the voluntary expense waivers for both your Fund and the Buying Fund, the pro forma operating expenses of the Buying Fund after giving effect to the Reorganization, are lower than the total annual operating expenses of your Fund for all shares classes.

     TAX CONSEQUENCES

     The Board also considered the fact that your Fund would obtain an opinion of fund counsel, Ballard Spahr Andrews & Ingersoll, LLP, that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and accordingly will not result in any gain or loss for Federal income tax purposes to your Fund, the Buying Fund, shareholders of your Fund or shareholders of the Buying Fund.

     REORGANIZATION EXPENSES

     The Board noted that the total expenses to be incurred in connection with the Reorganization are expected to be approximately $110,000. The Board considered that these expenses will initially be paid by your Fund, however, AIM has advised the Board that AIM will indirectly bear the cost of the Reorganization because your Fund's expense ratios are in excess of the voluntary expense limitations in effect.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of the Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     FINANCIAL IMPACT TO AIM AND ITS AFFILIATES

     The Board noted that AIM will bear the cost of the Reorganization, due to voluntary expense limitations for your Fund currently in effect.

     BOARD RECOMMENDATION

     Based on the foregoing and the information presented at the Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

WHAT ARE THE OTHER TERMS OF THE AGREEMENT

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     The Trust and the Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of the Trust and the Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     -    the shareholders of your Fund shall have approved the Agreement; and

     - the Trust and the Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before December 31, 2006.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to the Buying Fund solely in exchange for shares of the Buying Fund and the Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by the Buying Fund on its receipt of assets of your Fund in exchange for shares of the Buying Fund;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of the Buying Fund;

     - the tax basis of the shares of the Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor; and

     - the holding period of the shares of the Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing;

     Neither the Trust nor the Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to the Trust and the Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of the Trust and the Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of the Trust or the Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

WHAT IS THE ACCOUNTING TREATMENT OF THE REORGANIZATION

     The Reorganization will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     The Trust and the Buyer are each Delaware statutory trusts. Other than as discussed below, there are no material differences between the rights of shareholders under the Agreement and Declaration of Trust of the Trust and the rights of shareholders under the Agreement and Declaration of Trust of the Buyer.

REDEMPTIONS

     No market presently exists for your Fund's shares and it is not currently expected that a secondary market will develop. To provide shareholders with limited liquidity, the Agreement and Declaration of Trust for your Fund requires that the Trust make offers to repurchase your Fund's shares in quarterly intervals.

     The Agreement and Declaration of Trust for the Buying Fund provides that any shareholder of the Buying Fund shall have the right to require the Buying Fund to redeem such shareholders' shares in the Buying Fund subject to the terms and conditions as are set forth in its registration statement. The Buying Fund's prospectus permits shareholders to redeem their Buying Fund shares daily.

     The Agreement and Declaration of Trust for the Buying Fund permits the Buyer to redeem a shareholder's account if such account is less than $500.00. The Agreement and Declaration of Trust for your Fund does not have a similar provision.

VOTING RIGHTS OF SHAREHOLDERS

     The Agreement and Declaration of Trust for your Fund has provisions that have the effect of limiting (i) the ability of other entities or persons to acquire control of your Fund, (ii) the Trust's freedom to engage in certain transactions, including converting your Fund from a closed-end investment company to an open-end investment company (the "Conversion Provision"), and
(iii) the ability of the Trust's Trustees or shareholders to amend certain provisions of the Agreement and Declaration of Trust, including any amendment to the Trust's Declaration of Trust that makes its shares a redeemable security (collectively with the Conversion Provision, the "Closed-End Fund Provisions"). These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions.

     Under the Trust's Agreement and Declaration of Trust, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Delaware law, the 1940 Act or the Declaration of Trust for the Buying Fund) of the outstanding shares of your Fund (a "Super-Majority Vote") is required generally to authorize certain extraordinary transactions, including but not limited to certain mergers and consolidations of your Fund, issuances of securities of your Fund to principal shareholders of your Fund, and the sale, lease or exchange of substantially all of the assets of your Fund. A lower voting standard would be required with respect to any of the foregoing transactions, however, when two-thirds of your Fund's trustees including two-thirds of the independent trustees (the "Required Trustee Approval") approve the transaction. Because the Required Trustee Approval has been obtained for the Agreement, a Super-Majority Vote of shareholders is not required to approve the Agreement. Rather, a lower voting standard, an Investment Company Act Majority (as defined below), must be obtained to approve the Agreement. See "Information About the Special Meeting and Voting -- What is the Vote Necessary to Approve the Agreement" below.

     The Declaration of Trust for the Buying Fund does not contain such anti-takeover provisions and requires lower than a Super-Majority Vote of the Buying Fund's shareholders to authorize certain extraordinary transactions, including but not limited to certain mergers and consolidations of the Buying Fund, and the sale, lease or exchange of substantially all of the assets of the Buying Fund. In addition, because the Buying Fund is structured as an open-end fund, the Declaration of Trust for the Buying Fund does not include the Closed-End Fund Provisions.

                                 CAPITALIZATION

     The following table sets forth, as of December 31, 2005, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of the Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                  YOUR FUND
                               CLASS B SHARES
                               --------------
Net Assets .................    $159,201,520
Shares Outstanding .........      17,608,707
Net Asset Value Per Share ..    $       9.04

                                    YOUR FUND
                                  CLASS B SHARES
                                NOT SUBJECT TO AN                                    PRO FORMA
                                 EARLY WITHDRAWAL     BUYING FUND     PRO FORMA      BUYING FUND
                                     CHARGE         CLASS A SHARES   ADJUSTMENTS   CLASS A SHARES
                                -----------------   --------------   -----------   --------------
Net Assets ..................      $67,870,856            0                --(1)     $67,870,856
Shares Outstanding ..........        7,506,951            0                --         7,506,951
Net Asset Value Per Share ...      $      9.04            0                --        $     9.04

(1) The estimated cost of the Reorganization is approximately $110,000. Although your Fund will initially pay these costs, AIM will ultimately bear these costs through expense limitation arrangements because your Fund's operating expenses exceed the expense limitations of the share classes.

                                     YOUR FUND
                                   CLASS B SHARES                                        PRO FORMA
                                SUBJECT TO AN EARLY     BUYING FUND      PRO FORMA      BUYING FUND
                                 WITHDRAWAL CHARGE    CLASS B1 SHARES   ADJUSTMENTS   CLASS B1 SHARES
                                -------------------   ---------------   -----------   ---------------
Net Assets ..................       $91,330,664              0              --(1)       $91,330,664
Shares Outstanding ..........        10,101,756              0              --           10,101,756
Net Asset Value Per Share ...       $      9.04              0              --          $      9.04

                                                                                   PRO FORMA
                                   YOUR FUND       BUYING FUND     PRO FORMA      BUYING FUND
                                CLASS C SHARES   CLASS C SHARES   ADJUSTMENTS   CLASS C SHARES
                                --------------   --------------   -----------   --------------
Net Assets ..................     $47,623,052          0              --(1)       $47,623,052
Shares Outstanding ..........       5,281,992          0              --            5,281,992
Net Asset Value Per Share ...     $      9.02          0              --          $      9.02

(1) The estimated cost of the Reorganization is approximately $110,000. Although your Fund will initially pay these costs, AIM will ultimately bear these costs through expense limitation arrangements because your Fund's operating expenses exceed the expense limitations of the share classes.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

               PENDING LITIGATION AND SETTLED ENFORCEMENT ACTIONS

     Your Fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and certain loans of Adelphia Communications Corp., each of which has filed a bankruptcy petition in the Bankruptcy Court. The amount sought to be recovered from your Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from your Fund during the 90 days prior to Enron's bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. The amount sought to be recovered from your Fund in the Adelphia lawsuit is not specified in such lawsuit. Any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM funds), AIM and the Distributor (the distributor of the retail AIM funds, including your Fund) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and the Distributor created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, the Distributor and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

     Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against your Fund and the other AIM funds, IFG, AIM, the Distributor and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in your Fund's SAI.

     As a result of the matters discussed above, investors in your Fund and the other AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                        ADDITIONAL INFORMATION ABOUT THE
                            BUYING FUND AND YOUR FUND

     For more information with respect to the Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix
II: (i) see "Investment Objectives and Strategies" and "Principal Risks of Investing in the Fund" for further information about the investment objectives, strategies and risks of investing in the Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about the Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about the pricing, purchase, redemption and repurchase of shares of the Buying Fund, tax consequences to shareholders of various transactions in shares of the Buying Fund, distribution arrangements and the multiple class structure of the Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of your Fund Prospectus, which have been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Investment Objectives and Policies" and "Special Considerations and Risk Factors" for more information about the investment objectives, strategies and risks of investing in your Fund; (ii) see "Financial Highlights" for more information about the financial highlights of your Fund; (iii) see "Other Information" for more information about the organization of your Fund, and for information about your Fund's Custodian, Transfer and Dividend Disbursing Agent and Registrar; (iv) see "Management" for more information about the management of your Fund; (v) see "Description of Shares" for information about the attributes of the shares of your Fund, the outstanding shares of your Fund, and certain anti-takeover provisions applicable to your Fund; (vi) see "Dividend Reinvestment Plan" for information about the Dividend Reinvestment Plan for your Fund; (vii) see "Purchase of Shares - Multiple Pricing System", "Early Withdrawal Charge", "Repurchase Offers" and "Distribution Plans" for more information about the pricing, purchase, redemption and repurchase of shares of your Fund; (viii) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (ix) see "Dividends and Other Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which the Trust and the Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust's registration statement containing your Fund Prospectus and related Statement of Additional Information is Registration No. 811-09797. Your Fund Prospectus is incorporated herein by reference. The SEC file number for the Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-09913. Such Buying Fund Prospectus is incorporated herein by reference.

     The Trust and the Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by the Trust and the Buyer (including the Registration Statement of the Buyer relating to the Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, DC 20549, and at the following regional office of the SEC: 1801 California Street, Suite 4800, Denver, CO 80202. Copies of such material may also be obtained from the Public Reference Section of the SEC at Room 1580, 100 F Street, N.E., Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and Buyer and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February __, 2006 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on January 31, 2006 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit C. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 11, 2006, at 3:00 p.m., Central Time.

HOW DO I VOTE IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of the Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

WHAT IS THE QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. The quorum requirement must be met for holders of Class B shares of your Fund and Class C shares of your Fund, each considered separately as a class.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Agreement against such adjournment. A shareholder vote may be taken on the Agreement prior to any adjourned meeting if sufficient votes have been received and it is otherwise appropriate.

WHAT IS THE VOTE NECESSARY TO APPROVE THE AGREEMENT

     If a quorum is present, approval of the Agreement will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Special Meeting at which more than 50% of the outstanding shares of your Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of your Fund (an "Investment Company Act Majority"). The Investment Company Act Majority must be obtained by the Class B shareholders of your Fund and Class C shareholders of your Fund, each voting separately as a class. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY

     The Trust has engaged the services of Management Information Services (the "Solicitor") to assist in the solicitation of proxies for the Special Meeting. The Solicitor's costs are expected to be approximately $3,000. The Trust expects to solicit proxies principally by mail, but the Trust or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation performed by them. Ultimately due to the expense limitation arrangements in place for your Fund, AIM will bear all of your Fund's costs and expenses incurred in connection with the Reorganization, including solicitation costs.

WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

WHO OWNS MORE THAN 5% OF THE SHARES OF YOUR FUND AND THE BUYING FUND

     A list of the name, address and percent ownership of each person who, as of January 31, 2006, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit D. As of January 31, 2006, no persons owned shares of the Buying Fund other than AIM, which owns one share of each class of the Buying Fund as its initial shareholder.

DO EXECUTIVE OFFICERS AND TRUSTEES OWN SHARES OF YOUR FUND AND THE BUYING FUND

     To the best knowledge of the Trust, the ownership of shares of your Fund by executive officers and trustees of the Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of January 31, 2006. No officers or trustees of the Buyer owned shares in the Buying Fund as of January 31, 2006.

                                    EXHIBIT A

                            PERFORMANCE OF YOUR FUND

                                   (Your Fund)
                             AIM FLOATING RATE FUND

     The bar chart and table shown below provide an indication of the risks of investing in your Fund. Your Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of your Fund's Class B shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

YEARS     %
-----   -----
 1998    5.25%
 1999    5.49%
 2000    5.03%
 2001   -1.48%
 2002    2.76%
 2003    7.06%
 2004    6.36%
 2005    5.00%

     During the periods shown in the bar chart, the highest quarterly return was 3.12% (quarter ended 6/30/03) and the lowest quarterly return was -1.89% (quarter ended 12/31/01).

     The following performance table compares your Fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. Your Fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. Your Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of your Fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                   SINCE      INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2005)        1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)      DATE
-----------------------------------------        ------   -------   --------   ------------   ---------
CLASS B
   Return Before Taxes .......................    2.00      3.89       --          4.68         5/1/97
   Return After Taxes on Distributions .......    0.30      2.17       --          2.40         5/1/97
   Return Before Taxes  on Distributions and
      Sale of Fund Shares ....................    1.28      2.26       --          2.55         5/1/97

CLASS C
   Return Before Taxes .......................    3.85      3.63       --          3.72        3/31/00

Lehman Aggregate Bond Index(2) ...............    2.43      5.87       --         6.59(5)      4/30/97

CSFB Leveraged Loan Index(3) .................    5.69      5.16       --         5.29(5)      4/30/97

Lipper CE Loan Participation Fund Index(4) ...    5.01      4.21       --            --             --

----------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 40I(k) plans or individual retirement accounts. After tax returns are shown for Class B only and after-tax returns for Class C will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The Lehman Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank. Your Fund has also included the CSFB Leveraged Loan Index, which your Fund believes more closely reflects the performance of the securities in which your Fund invests. In addition, your Fund has included the Lipper Closed-End ("CE") Loan Participation Fund Index (which may or may not include your Fund) for a comparison to a peer group.

(3) The CSFB Leveraged Loan Index is an index of below-investment-grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index is compiled by Credit Suisse First Boston Corporation, a well-known global investment bank.

(4) The Lipper CE Loan Participation Fund Index represents an average of the 10 largest CE loan participation funds tracked by Lipper, Inc., an independent mutual fund performance monitor. The index inception date is March 31, 1999.

(5) Since inception index returns are given from the month-end closest to the inception date of the oldest share class.

                                    EXHIBIT B

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLES

FEE TABLE

     This table shows the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class B and Class C shares of AIM Floating Rate Fund ("Your Fund") and the Pro Forma Combined Expense Ratios of the Class A, Class B1 and Class C shares of the Buying Fund giving effect to the Reorganization. There is no guarantee that actual expenses will be the same as those shown in this table. Your Fund's expense ratios have been restated to reflect Your Fund's current interest expense.

                                                                 AIM FLOATING FUND              AIM FLOATING FUND
                                                                    YOUR FUND                      BUYING FUND
                                                                    (12/31/04)                  PRO FORMA COMBINED
                                                               --------------------      -------------------------------
                                                               CLASS B      CLASS C      CLASS A     CLASS B1    CLASS C
                                                                SHARES       SHARES       SHARES      SHARES      SHARES
                                                               -------      -------      -------     --------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase
(as a percentage of offering price)                              None(1)      None(1)     2.50%       None        None

Maximum Early Withdrawal Charge ("EWC")/Deferred Sales Charge
(as a percentage of original purchase price or redemption
proceeds, as applicable)                                         3.00%(2)     1.00%(2)    None(3, 4)  3.00%       1.00%

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)                   None         None        2.00%(5)    None(5)     2.00%(5)

ANNUAL FUND OPERATING EXPENSES(6)
(expenses that are deducted from fund assets)

Management fees                                                  0.95%        0.95%       0.65%       0.65%       0.65%

Distribution and/or Service
(12b-1) Fees                                                     0.25%        0.75%(7)    0.25%       0.25%       0.75%

Other Expenses                                                   0.34%        0.34%       0.32%(8)    0.32%(8)    0.32%(8)

Interest                                                         0.53%(9)     0.53%(9)    0.53%       0.53%       0.53%

Total Other Expenses                                             0.87%        0.87%       0.85%(8)    0.85%( 8)   0.85%(8)

Total Annual Fund Operating Expenses                             2.07%(10)    2.57%(10)   1.75%(11)   1.75%(11)   2.25%(11)

(1) Under applicable rules governing the repurchase offers, your Fund may deduct from a shareholder's repurchase proceeds a fee of up to 2.00% of such proceeds to offset expenses associated with the repurchase offer. Although it has no current intention to do so, your Fund could impose such a repurchase fee. Such repurchase fee would be in addition to any EWC. You may also be charged a transaction or other fee by the financial institution managing your account.

(2) Calculated based on the lesser of the then current net asset value or the original price of the shares being tendered. For Class B Shares, the maximum EWC applies to shares sold during the first year after purchase; the EWC declines annually thereafter, reaching zero after four years. For Class C Shares, the EWC applies to shares sold during the first year after purchase; the EWC disappears thereafter.

(3) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(4) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(5) You may be charged a 2.00% fee on redemption or exchanges of Class A and Class C shares held thirty days or less from the date of purchase. This redemption/exchange fee applies to shares purchased after the Reorganization and redeemed within 30 days of purchase but not shares issued in connection with the Reorganization and redeemed within 30 days of the Reorganization. Class B1 shares will only be issued in connection with the Reorganization and will not be available for purchase after the Reorganization. There is no redemption or exchange fee applicable to Class B1 shares issued in connection with the Reorganization.

(6) There is no guarantee that actual expenses will be the same as those shown in the table.

(7) The Distributor has agreed to voluntarily waive 0.25% of the annual Distribution and Service Fee for Class C Shares. This agreement may be modified or terminated at any time.

(8)  Other expenses are based on estimated amounts for the current period.

(9)  Interest has been restated to reflect current interest expense.

(10) AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) for your Fund's Class B and Class C shares to 1.50% and 1.75% of average daily net assets, respectively. In determining AIM's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
     (iv) extraordinary items (expenses that are not anticipated to arise from your Fund's day-to-day operations); (v) expenses related to a merger or reorganization, as approved by the Trust's Board of Trustees; and (vi) expenses that your Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC relating to market timing matters, the only expense offset arrangements from which your Fund benefits are in the form of credits that your Fund receives from banks where your Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the your Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board without further notice to investors. Total annual fund operating expenses net of this agreement and the Distributor waiver of Class C shares distribution and service fees were 2.03% and 2.28%, as restated for Class B and Class C shares, respectively.

(11) AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above in Note 10) of Class A, Class B1 and Class C shares to 1.50%, 1.50% and 2.00% of average daily net assets, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Buyer's Board of Trustees without further notice to investors.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of your Fund and the Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of the Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     This Example conforms with the form requirements of the registration statement applicable to the Buying Fund (Form N-1A) in that it assumes an initial investment of $10,000. The expense example set forth in Your Fund's currently effective prospectus which is part of its registration statement conforms with the form requirements of such registration statement (Form N-2) in that it assumes a $1,000 investment.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                    One   Three    Five      Ten
                                                   Year   Years    Years    Years
                                                   ----   -----   ------   ------
AIM FLOATING RATE FUND (YOUR FUND)
Class B ........................................   $510    $849   $1,114   $2,400
Class C ........................................   $360    $799   $1,365   $2,905

AIM FLOATING RATE FUND - PRO FORMA COMBINED
Class A* .......................................   $423    $787   $1,175   $2,261
Class B1 .......................................   $478    $751   $  949   $2,062
Class C ........................................   $328    $703   $1,205   $2,585

* Information presented for Class A shares of the Buying Fund assumes the 2.50% front-end sales load applicable to such shares, as required by SEC rule. Shares issued in connection with the Reorganization will not be subject to such front-end sales load. As a result Class A shares to be issued in connection with the Reorganization will have lower costs than those shown in this Expense Example.

     You would pay the following expenses if you did not redeem your shares:

                                                    One   Three    Five      Ten
                                                   Year   Years    Years    Years
                                                   ----   -----   ------   ------
AIM FLOATING RATE FUND (YOUR FUND)
Class B ........................................   $210    $649   $1,114   $2,400
Class C ........................................   $260    $799   $1,365   $2,905

AIM FLOATING RATE FUND - PRO FORMA COMBINED
Class A* .......................................   $423    $787   $1,175   $2,261
Class B1 .......................................   $178    $551   $  949   $2,062
Class C ........................................   $228    $703   $1,205   $2,585

* Information presented for Class A shares of the Buying Fund assumes the 2.50% front-end sales load applicable to such shares, as required by SEC rule. Shares issued in connection with the Reorganization will not be subject to such front-end sales load. As a result Class A shares to be issued in connection with the Reorganization will have lower costs than those shown in this Expense Example.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND THE BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                    EXHIBIT C

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of January 31, 2006, there were the following number of shares outstanding of each class of your Fund:

YOUR FUND

Class B Shares:
Class C Shares:

                                    EXHIBIT D

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of January 31, 2006, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                              NUMBER OF
                   CLASS OF     SHARES    PERCENT OWNED OF
NAME AND ADDRESS    SHARES      OWNED          RECORD*
----------------   --------   ---------   ----------------

----------
* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                             AIM FLOATING RATE FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 6, 2005, by and between AIM Floating Rate Fund, a Delaware statutory trust ("AFRF"), acting on its own behalf and on behalf of AIM Floating Rate Fund and AIM Counselor Series Trust, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of its series portfolio AIM Floating Rate Fund.

                                   BACKGROUND

     AFRF is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. AFRF currently publicly offers shares of beneficial interest representing interests in its single series portfolio which has been designated as AIM Floating Rate Fund and is referred to in this Agreement as the "Current Fund."

     The Board of Trustees of AFRF has designated multiple classes of shares of beneficial interest that represent interests in the Current Fund. Each of these classes is listed on Schedule A to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Board of Trustees of AFRF has determined that it would be in the best interests of the shareholders of the Current Fund for the Current Fund to reorganize as an investment portfolio of the Trust for the sole purpose of converting the Current Fund from a closed-end investment company to an open-end investment company. In anticipation of such reorganization, the Board of Trustees of the Trust has established an additional series portfolio corresponding to the Current Fund and designated such series portfolio as AIM Floating Rate Fund (the "New Fund"), and has designated multiple classes of shares of beneficial interest in the New Fund (each a "New Fund Class"). Schedule A lists the New Fund Classes.

     The Current Fund desires to provide for its reorganization (the "Reorganization") through the transfer of all of its assets to the New Fund in exchange for the assumption by the New Fund of the liabilities of the Current Fund and the issuance by the Trust to the Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by AFRF, on its own behalf and on behalf of the Current Fund, and by the Trust, on its own behalf and on behalf of the New Fund, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Current Fund's books, and other property owned by the Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean the single series portfolio of AFRF established as AIM Floating Rate Fund.

     1.5 "Current Fund Class" shall mean each class of shares of beneficial interest in the Current Fund as shown on Schedule A.

     1.6 "Current Fund Shares" shall mean the shares of the Current Fund outstanding immediately prior to the Reorganization.

     1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of the Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean the series portfolio of the Trust established as AIM Floating Rate Fund.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in the New Fund as set forth on Schedule A, certain of which shall correspond to the existing Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in the New Fund issued to the Current Fund hereunder.

     1.12 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.13 "SEC" shall mean the Securities and Exchange Commission.

     1.14 "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.15 "Shareholder(s)" shall mean the Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16 "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.   PLAN OF REORGANIZATION.

     2.1 AFRF agrees, on behalf of the Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of the Current Fund to the New Fund. The Trust, on behalf of the New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by the New Fund at a redemption price equal to $10.00 per share and (b) the Current Fund shall distribute the New Fund Shares received by it pursuant to
Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on the New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on the Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of the Current Fund as a designated series of AFRF shall be terminated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, AFRF shall cause a Form N-8F to be filed with the SEC to deregister AFRF as a registered investment company and, following the filing of Form N-8F and the issuance by the SEC of an order declaring that AFRF has ceased to be an investment company, AFRF shall file Certificate of Cancellation with the Secretary of State of the State of Delaware to dissolve AFRF as a Delaware statutory trust; provided, however, that the filing of Form N-8F and Certificate of Cancellation as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of AFRF or the Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.   CLOSING.

     3.1 The Closing shall occur at the principal office of AFRF on April 13, 2006, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of AFRF's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 AFRF or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Fund to the New Fund, as reflected on the New Fund's books immediately following the Closing, does or will conform to such information on the Current Fund's books immediately before the Closing. AFRF shall cause the custodian for the Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to the New Fund at the Effective Time, and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 AFRF shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of the Current Fund and the number of outstanding Current Fund Shares of each Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by AFRF's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on the New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to AFRF evidencing the New Fund Shares to be credited to the Current Fund at the Effective Time or provide evidence satisfactory to AFRF that such shares have been credited to the Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 AFRF and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 AFRF represents and warrants on its own behalf and on behalf of the Current Fund as follows:

          (a) AFRF is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Amended and Restated Certificate of Trust has been duly filed in the Office of the Secretary of State of Delaware;

          (b) AFRF is duly registered as a closed-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) The Current Fund is a duly established and designated series of AFRF;

          (d) The current prospectus and statement of additional information for Current Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) At the Closing, the Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the New Fund will acquire good and marketable title to the Assets;

          (f) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (g) The Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (h) During the five-year period ending on the date of the Reorganization, neither AFRF nor any person related to AFRF (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, acquired shares of the Current Fund for consideration other than shares of the Current Fund, except for shares redeemed in the ordinary course of the Current Fund's business as a closed-end investment company (which business shall be deemed to include the Current Fund's acquisition of shares pursuant to periodic repurchase offers made to its shareholders in accordance with Rule 23c-3 of the 1940 Act). There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of AFRF's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. AFRF does not anticipate dispositions of Current Fund Shares or New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the New Fund as a series of an open-end investment company. Consequently, AFRF is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (i) The Liabilities were incurred by the Current Fund in the ordinary course of its business and are associated with the Assets;

          (j) AFRF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (k) As of the Effective Time, the Current Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of a closed-end non-diversified management investment company operating under the 1940 Act;

          (l) At the Effective Time, the performance of this Agreement with respect to the Current Fund shall have been duly authorized by all necessary action by the Current Fund's shareholders;

          (m) The fair market value of the Assets of the Current Fund transferred to the New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The Liabilities to be assumed by the New Fund and the Liabilities, if any, to which the transferred Assets are subject, were incurred by the Current Fund in the ordinary course of its business and are associated with the transferred Assets.

     4.2 The Trust represents and warrants on its own behalf and on behalf of the New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act by a Registration Statement on Form N-14 filed with the SEC;

          (c) At the Effective Time, the New Fund will be a duly established and designated series of the Trust;

          (d) The New Fund has not commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in the New Fund or any other securities issued by the Trust on behalf of the New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable and will conform to the description thereof contained in the Trust's Registration Statement on Form N-14 then in effect;

          (h) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of the Trust's Registration Statement on Form N-14, shall be furnished to the shareholders of the Current Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the New Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (i) The New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (j) The Trust, on behalf of the New Fund, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Fund, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (k) The New Fund does not have any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as the Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets; and

          (l) There is no plan or intention for the New Fund to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

     4.3 Each of AFRF and the Trust, on its own behalf and on behalf of the Current Fund or the New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of the New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of the New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between the Current Fund and the New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, the New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses,
     (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an closed-end investment company, which redemptions shall be deemed to include the Current Fund's acquisition of shares pursuant to periodic repurchase offers made to its shareholders in accordance with Rule 23c-3 of the 1940 Act), and (iii) distributions (other than regular, normal distributions), made by the Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.   COVENANTS.

     5.1 As soon as practicable after the date of this Agreement, AFRF shall call a meeting of the shareholders of the Current Fund (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of AFRF. The Board of Trustees of AFRF shall recommend that shareholders approve this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of AFRF. Approval of this Agreement by the shareholders of the Current Fund will authorize AFRF, and AFRF hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3 for the New Fund.

     5.2 Prior to the Closing, AFRF shall acquire one New Fund Share in each New Fund Class of the New Fund for the purpose of enabling AFRF to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to the New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreement, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by AFRF as the sole shareholder of the New Fund.

     5.4 The Trust shall file with the SEC one or more post-effective amendments to the Trust's Registration Statement on Form N-lA under the Securities Act, and the 1940 Act, which will contain such amendments to such Registration Statement on Form N-1A as are determined by the Trust to be necessary and appropriate to effect the Reorganization, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

     5.5 The Trust shall file with the SEC a Registration Statement on Form N-14 under the Securities Act, and the 1940 Act, (i) which will contain such amendments to such Registration Statement on Form N-14 as are determined by the Trust to be necessary and appropriate to effect the Reorganization, and (ii) will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

6.   CONDITIONS PRECEDENT.

     The obligations of AFRF, on its own behalf and on behalf of the Current Fund, and the Trust, on its own behalf and on behalf of the New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The shareholders of the Current Fund shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either AFRF or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Current Fund or the New Fund, provided that either AFRF or the Trust may for itself waive any of such conditions.

     6.3 The Registration Statement on Form N-14 filed by the Trust with respect to New Fund Shares to be issued to Current Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section
6.4 in a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     6.4 Each of AFRF and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that AFRF and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Current Fund and the New Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to the Current Fund on the transfer of its Assets to the New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to the New Fund on its receipt of the Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

          (d) The New Fund's basis for the Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares of the New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.5 No stop-order suspending the effectiveness of the Registration Statement on Form N-1A shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1, 6.3 and 6.4) may be waived by the trustees of either AFRF or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.   EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.   ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.   AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval with respect to the Current Fund by the shareholders of the Current Fund, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.  TERMINATION.

     This Agreement may be terminated with respect to the Current Fund at any time at or prior to the Effective Time, whether before or after approval by the shareholders of the Current Fund:

     10.1 By either AFRF or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2006; or

     10.2 By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either AFRF or the Trust or the Current Fund or the New Fund, to the other.

11.  MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Fund only and not against the assets of the Trust generally.

     11.4 The execution and delivery of this Agreement have been authorized by the AFRF's trustees, and this Agreement has been executed and delivered by a duly authorized officer of AFRF in his or her capacity as an officer of AFRF intending to bind AFRF as provided herein, and no officer, trustee or shareholder of AFRF shall be personally liable for the liabilities or obligations of AFRF incurred hereunder. The liabilities and obligations of AFRF pursuant to this Agreement shall be enforceable against the assets of the Current Fund only and not against the assets of AFRF generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest: AIM FLOATING RATE FUND, on behalf of its single series portfolio AIM Floating Rate Fund


/s/ Ofelia M. Mayo                      By: /s/ Robert H. Graham
-------------------------------------       ------------------------------------
                                        Title: President


Attest: AIM COUNSELOR SERIES TRUST, on behalf of its series portfolio AIM Floating Rate Fund


/s/ Ofelia M. Mayo                      By: /s/ Robert H. Graham
-------------------------------------       ------------------------------------
                                        Title: President

                                   SCHEDULE A

Classes of Shares of the Current Fund

Class B Shares
Class C Shares

Classes of Shares of the New Fund

Class A Shares
Class B1 Shares
Class C Shares
Class R Shares
Institutional Class Shares

                                   SCHEDULE B

CLASSES OF THE CURRENT FUND             CORRESPONDING CLASSES OF THE NEW FUND
---------------------------             -------------------------------------
Class B Shares that are not subject     Class A Shares
to an Early Withdrawal Charge as of
the Effective Time

Class B Shares that are subject to an   Class B-1 Shares
Early Withdrawal Charge as of the
Effective Time

Class C Shares                          Class C Shares

                                                                     APPENDIX II


                                                          AIM FLOATING RATE FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 20, 2006

AIM Floating Rate Fund seeks to provide a high level of current income and, secondarily, preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B1, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

Class B1 shares are not available for purchase by either current Class B1 shareholders or by new investors.

No public offering is currently being made to investors pursuant to this prospectus, other than in connection with a proposed reorganization of AIM Floating Rate Fund from a closed-end interval fund to an open-end fund. The reorganization is subject to approval by shareholders of the current closed-end fund (Closed-End Fund). A public offering of shares of the open-end fund (fund) is expected to commence upon the closing of the reorganization.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3
Expense Example                                      3
Hypothetical Investment and Expense
  Information                                        3
DISCLOSURE OF PORTFOLIO HOLDINGS                     4
------------------------------------------------------

FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisors                                         5
Advisor Compensation                                 5
Portfolio Manager(s)                                 5
OTHER INFORMATION                                    6
------------------------------------------------------

Sales Charges                                        6
Dividends and Distributions                          6
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital. The investment objectives may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to meet its objectives by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings) in senior secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt instruments. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include credit-linked notes and collateralized loan obligations.

    The fund may invest all or substantially all of its assets in floating rate loans and floating rate debt instruments that are rated below investment grade (junk bonds) by a nationally recognized statistical rating organization, or comparable unrated instruments.

    Floating rate loans and floating rate debt instruments may be made to or issued by domestic or foreign companies. Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations.

    The fund may invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include fixed rate high yield bonds, investment grade corporate bonds, short-term government and commercial debt obligations, index futures and options, exchange traded funds, derivatives, and unsecured loans, as well as cash, cash equivalents or other high quality short term investments, including shares of affiliated money market funds. Up to 5% of the fund's assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the fund's assets may also be invested in subordinated loans.

    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. entities. The fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

    The fund is a non-diversified fund. It may invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. The fund has no current intention of investing more than 25% of its total assets in the obligations of borrowers in a single industry.

    The fund invests in loans and debt instruments that meet the credit standards established by its portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers also consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

    The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of the issuers. The portfolio managers determine to invest in companies with earnings potential and other factors indicating potential improved performance and determine to sell portfolio securities of companies evidencing unfavorable industry trends or poor performance.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high quality debt instruments. As a result, the fund may not achieve its investment objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

Floating Rate Loans are debt instruments issued by companies that bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR ( the London interbank offered rate), a designated U.S. bank's prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender's portion of a floating rate loan.

    Debt securities are used by issuers to borrow money, typically in the form of notes or bonds. They may bear floating or fixed rates of interest. Debt securities include floating rate loans, corporate bonds and government securities.

    Money market securities are high-quality, short-term securities that pay a fixed, variable or floating rate of interest.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests.

    The loans in which the fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer. Debt instruments rated below investment grade are considered to have speculative characteristics and are commonly referred to as "leveraged loans" or "junk bonds."

    The value of lower quality debt securities, including floating rate loans, can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of the fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.

    The terms of the senior secured floating rate loans and debt securities in which the fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the fund may not receive payments to which it is entitled.

    Some of the floating rate loans and debt securities in which the fund may invest will be considered to be illiquid. The fund may invest no more than 15% of its net assets in illiquid securities. [A majority of the fund's assets are likely to be invested in securities that are less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.]

    The ability of an issuer of a floating rate loan or debt security to repay principal prior to a security's maturity can limit the potential for gains by the fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the fund's yield.

    In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Floating rate instruments can be less sensitive to interest rate changes, but because up to 20% of the fund's assets can be invested in fixed rate debt securities and because variable interest rates may only reset periodically, the fund's net asset value may fluctuate in response to interest rate changes.

    The fund is non-diversified and can invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

    Subject to certain limits, the fund is authorized to borrow money and has arranged a credit facility with a bank. The bank facility permits the fund to borrow both to handle requests to redeem shares as well as to purchase additional investments. Money raised through borrowings will be subject to interest costs. Interest costs on borrowed funds may or may not exceed the interest on any assets purchased with borrowed funds. Borrowing money to finance investments also creates the risk of higher volatility of the net asset value of the fund.

    The fund may invest in floating rate loans and debt securities that are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments may involve risks not typically involved in domestic investment, which can increase the potential for loss in the fund, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The bar chart and table show the past performance (before and after taxes) of the fund's predecessor (Closed-End Fund) and are not necessarily an indication of the fund's future performance. The Closed-End Fund has the same investment objectives and similar investment policies as the fund.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the Closed-End Fund's Class B shares from year to year. The bar chart does not reflect sales loads applicable to Class A, Class B1, Class C or Class R shares of the fund or the Class B shares of the Closed-End Fund. If it did, the annual total returns shown would be lower.

    Annual total returns of the Closed-End Fund, for the past eight calendar years ended December 31, will be included in this prospectus at the effective time of the reorganization.

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The performance shown is based upon the performance of the fund's predecessor (Closed-End Fund) and reflects payment of sales loads of the fund's shares, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

    Average annual total returns of the Closed-End Fund, for periods ended December 31, 2005, will be included in this prospectus at the effective time of the reorganization.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
(fees paid directly                                            CLASS
from your investment)                            CLASS A        B1       CLASS C    CLASS R
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                      2.50%      None      None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)              None(1,2)  3.00%     1.00%       None(3)
Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)       2.00%(4)   2.00%(4)  2.00%(4)    2.00%(4)
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(5)
-------------------------------------------------------------------------------------------
(expenses that are deducted                                    CLASS
from fund assets)                                    CLASS A    B1       CLASS C    CLASS R
-------------------------------------------------------------------------------------------
Management Fees                                       [0.65%    0.65%     0.65%      0.65%

Distribution and or Service (12b-1) Fees               0.25     0.25      0.75       0.50

Other Expenses(6)                                       [  ]     [  ]      [  ]       [  ]

Total Annual Fund Operating Expenses(7)                 [  ]     [  ]      [  ]       [  ]

-------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B1, Class C and Class R shares held 30 days or less. See "Shareholders Information -- Redeeming Shares -- Redemption Fee" for more information.
(5) There is no guarantee that actual expenses will be the same as those shown in the table.
(6) Other Expenses are based on estimated average assets for the current fiscal year.
(7) The fund's investment advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B1, Class C and Class R shares to 1.50%, 1.50%, 2.00% and 1.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangement from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $        $        $          $
Class B1
Class C
Class R
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $        $        $          $
Class B1
Class C
Class R
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO %                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO %                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS B1--ANNUAL EXPENSE
RATIO %                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS B1--ANNUAL EXPENSE
RATIO %                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO %                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO %                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO %                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO %                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                             %            %            %            %            %
End of Year Balance           $            $            $            $            $
Estimated Annual Expenses     $            $            $            $            $
--------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings will be disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end        15 days after month end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter end           For one year
 calendar quarter end
---------------------------------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Senior Secured Management Inc. (INVESCO) (the subadvisor) is located at 1166 Avenue of the Americas, New York, NY 10036. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified
professional asset manager since [     ]. Today, the advisor, together with its
subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; and
(v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of [0.65]% of average daily net assets.

PORTFOLIO MANAGER(S)

Thomas Ewald, Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the Closed-End Fund (the fund's predecessor) since 2004 and has been associated with the advisor and/or its affiliates since 2000.

    More information on this portfolio manager may be found on our website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the Closed-End Fund (the fund's predecessor), a description of his compensation structure, and information regarding other accounts he manages.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Floating Rate Fund are subject to the maximum 2.50% initial sales charge as listed under the heading "AIM Floating Rate Fund and AIM Short Term Bond Fund Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain redemptions of Class A shares that were purchased at net asset value and certain redemptions of Class C and Class R shares may be subject to the contingent deferred sales charges listed in that section.

CLASS B1 SHARES

Class B1 shares are held by certain shareholders who held Class B shares of the fund's predecessor (Closed-End Fund). Class B1 shares are not available for purchase by either current Class B1 shareholders or new investors.

    Class B1 shares:

  - are not subject to an initial sales charge;

  - are subject to a contingent deferred sales charge on redemptions within four years of purchase of Class B shares of the Closed-End Fund;

  - pay a Rule 12b-1 fee of 0.25%; and

  - convert to Class A shares at the end of the month which is four years after the date upon which the shares were purchased, along with a pro rata portion of the reinvested dividends and distributions.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares dividends daily, and pays dividends if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         -----------------------------
                             AIM FLOATING RATE FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table shows the Closed-End Fund's (the fund's predecessor) financial history for the past five fiscal years ended December 31. The financial highlights table is intended to help you understand the Closed-End Fund's financial performance. The Closed-End Fund has the same investment objectives and similar investment policies as the fund. Certain information reflects financial results for a single Closed-End Fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Closed-End Fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by           , whose report, along with the
Closed-End Fund's financial statements, is included in the Closed-End Fund's annual report, which is available upon request.

    Financial highlights for Class A, Class B1, Class C and Class R shares of the fund will be included in the fund's semi-annual and annual reports to shareholders when the fund has completed its first semi-annual and annual periods.

    Financial highlights of the Closed-End Fund will be included in this prospectus at the effective time of the reorganization.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%(8)          0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(10)         the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(9)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details. Class B1 shares of AIM Floating Rate Fund are not discussed in the chart above. For information on our Class B1 shares, consult other sections of such fund's prospectus.

( 1) As of the close of business on October 30, 2002, Class A shares of AIM
     Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

( 2) A contingent deferred sales charge may apply in some cases.

( 3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

( 4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

( 5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



( 7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

( 8) Class C shares of AIM Floating Rate Fund have a Rule 12b-1 fee of 0.75%.

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------


( 9) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(10) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund and AIM Floating Rate Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM FLOATING RATE FUND AND AIM SHORT TERM BOND FUND
INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Floating Rate Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Floating Rate Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM SHORT-TERM BOND FUND
You can purchase Class B (not applicable for AIM Floating Rate Fund) and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM SHORT-TERM BOND FUND You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B1 SHARES OF AIM FLOATING RATE FUND On April [20], 2006, AIM Floating Rate Fund, a closed-end fund, reorganized as an open-end fund. Certain shareholders of Class B shares of closed-end AIM Floating Rate Fund (Closed-End Fund) received Class B1 shares of the open-end AIM Floating Rate Fund in the reorganization. Class B1 shares are not available for purchase. If you redeem those shares, they are subject to a CDSC in the following percentages:

YEAR SINCE PURCHASE MADE (HOLDING PERIOD)                        CLASS B1
-------------------------------------------------------------------------
First                                                             3.0%
Second                                                            2.5%
Third                                                             2.0%
Fourth                                                            1.0%
Longer than Four Years                                            None
-------------------------------------------------------------------------

For purposes of determining the holding period, the date you acquired Class B shares of the Closed-End Fund is the start of the holding period.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, B1, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class B1 shares you held for more than four years from date of purchase of Class B shares of AIM Floating Rate Fund's predecessor, the Closed-End Fund;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial

                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

 liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may
                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We

                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Floating Rate Fund*       AIM S&P 500 Index Fund
AIM Global Aggressive Growth  AIM Trimark Fund
Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

* Effective April [30], 2006

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Floating    or II Fund, AIM Floating Rate      within 18 months of initial
  Rate Fund or AIM Short        Fund or AIM Short Term Bond        purchase of Category I or II
  Term Bond Fund                Fund                               Fund, AIM Floating Rate Fund
                              - Class A shares of Category III     or AIM Short Term Bond Fund
                                Fund(2)                            shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Floating Rate      within 18 months of initial
                                Fund or AIM Short Term Bond        purchase of Category III Fund
                                Fund                               shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund, or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund. Class A shares of AIM Floating Rate Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a repurchase offer by closed-end AIM Floating Rate Fund prior to [April 13, 2006], the early withdrawal charge applicable to shares of closed-end AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original
                                   signatures of all registered
                                   owners/trustees; (2) the name of the fund
                                   and your account number; (3) if the transfer
                                   agent does not hold your shares, endorsed
                                   share certificates or share certificates
                                   accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see
                                   below). The transfer agent may require that
                                   you provide additional information, such as
                                   corporate resolutions or powers of attorney,
                                   if applicable. If you are redeeming from an
                                   IRA account, you must include a statement of
                                   whether or not you are at least 59 1/2 years
                                   old and whether you wish to have federal
                                   income tax withheld from your proceeds. The
                                   transfer agent may require certain other
                                   information before you can redeem from an
                                   employer-sponsored retirement plan. Contact
                                   your employer for details.
By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.
By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class B1, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, B1, C, P, R or Institutional Class Shares.                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, B1, C, P, R or Institutional Class Shares.                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, B1, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class B1                 Class A.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B1                 Class B, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, B1, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------

                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, B1, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class B1, P or Institutional Class shares.                                                                X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, B1, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, B1, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, B1, C, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class B1 shares for Class A shares;
(4) Class C shares for other Class C shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Floating Rate Fund or Class A shares of AIM Short Term Bond Fund;

MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Floating Rate Fund or Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund, AIM Floating Rate Fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, [CLASS B1,] CLASS C AND CLASS R SHARES

If you make an exchange involving Class B, Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by the closed-end AIM Floating Rate Fund, prior to April 13, 2006, you will be credited with the time period you held the Class B or Class C shares of the closed-end AIM Floating Rate Fund for the purpose of computing the CDSC applicable to those exchanged shares.

    If you redeem [Class B1 or] Class C shares of AIM Floating Rate Fund that were acquired on April 13, 2006 when AIM Floating Rate Fund was reorganized as an open-end fund, you will be credited with the time period you held [Class B or] Class C shares of the closed-end AIM Floating Rate Fund, for the purpose of computing the CDSC if you later redeem such shares.

                                                                  MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities and Loans: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund MCF--02/06 FRF

                                 -------------
                                 THE AIM FUNDS
                                 -------------

and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                  MCF--02/06 FRF

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
HTTP://WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

---------------------------------------
   AIM Floating Rate Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     FLR-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                    APPENDIX III

AIM FLOATING RATE FUND

MANAGEMENT'S DISCUSSION                                                                      Our sell discipline is designed to
OF FUND PERFORMANCE                                                                       avoid loss of principal. Some conditions
                                                                                          that may cause us to reduce or sell a
======================================================================================    position include:

PERFORMANCE SUMMARY                          =========================================    o unfavorable industry trends, poor
                                                                                          performance or lack of access to capital
The Fund's performance lagged the Lehman     FUND VS. INDEXES                             that may cause the company to fail to
Aggregate Index because that index,                                                       meet its planned objectives
though representative of the                 TOTAL RETURNS,12/31/04-06/30/05, EXCLUDING
investment-grade bond market, has little     EARLY WITHDRAWAL CHARGES. IF EARLY           o earnings potential and/or price
correlation with the leveraged loan          WITHDRAWAL CHARGES WERE INCLUDED, RETURNS    potential improvement has been met or
market in which your Fund invests. The       WOULD BE LOWER.                              exceeded
Fund slightly lagged its style-specific
index because of the Fund's more             Class B Shares                      1.95%    o more attractive investment
conservative credit profile, as discussed                                                 opportunities
in the section "Market conditions and        Class C Shares                      1.82
your Fund. "A presentation of your Fund's                                                 MARKET CONDITIONS AND YOUR FUND
long-term performance appears on page 5.     Lehman Aggregate Index
                                             (Broad Market Index)                2.51     Over the six-month period, the leveraged
                                                                                          loan market was affected by rising
                                             CSFB Leveraged Loan Index                    interest rates, the credit environment
                                             (Style-specific Index)              2.47     and the increasing demand for loans.

                                             Lipper CE Loan Participation Fund               Unlike many investments, your Fund is
                                             Index (Peer Group Index)            2.03     not adversely affected by rising interest
                                                                                          rates. As its name suggests, the Fund
                                             SOURCE: LIPPER,INC.                          invests in loans that float above a base
                                                                                          rate. These loans usually float above the
                                             =========================================    London Interbank Offered Rate (LIBOR),
                                                                                          which is the rate of interest at which
======================================================================================    banks borrow funds from other banks.
                                                                                          Published daily, the three-month LIBOR
HOW WE INVEST                                o INDUSTRY POSITION AND DYNAMICS--company    began the period at 2.57%. The rate
                                             niche, size, vulnerabilities and             increased steadily in every month of the
We believe a carefully selected portfolio    suppliers, as well as industry challenges    period, and by June 30, 2005, it had
of senior secured loans, chosen from a       and potential                                risen to 3.52%.
broad source of issuers may provide a
steady stream of income with some capital    o ASSETS--their quality (valuation and          Because the interest rate on the loans
protection.                                  convertibility to cash) and divisibility     in which we invest is floating rather
                                                                                          than fixed, the portfolio's yield
   We construct the portfolio with a         o CASH FLOW--sales and earnings              generally increases as the LIBOR rises.
conservative approach, focusing on credit    breakdown, current and planned cash          For Class B shares, the Fund's yield, or
quality and low volatility. We choose        requirements and earnings predictability     30-day distribution rate at net asset
holdings based on our risk/return and                                                     value, increased from 3.91% to 4.66% over
relative value analysis, conducting an       o FINANCIAL FLEXIBILITY--access to           the period.
in-depth credit analysis on all available    additional capital
loans in both the primary (new issue) and
secondary (or trading) markets. We              We manage risk by holding daily credit                                  (continued)
examine each company's:                      reviews and a comprehensive monthly
                                             credit review of all holdings in the
o MANAGEMENT--experience, depth and track    portfolio to determine whether each
record                                       company has the ability to meets its
                                             objectives.

=========================================    =========================================    =========================================

PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 ISSUERS*

By sector, based on total investments         1. Broadcasting & Cable TV         11.8%     1. Kerr-McGee Corp.                 1.7%

               [PIE CHART]                    2. Publishing                       6.5      2. Spectrum Brands, Inc.            1.6

Industrials                         16.9%     3. Wireless Telecommunication                3. Rockwood Specialties Inc.        1.5
                                                 Services                         4.8
Materials                           14.1%                                                  4. Graham Packaging Co., L.P.       1.4
                                              4. Leisure Facilities               4.7
Consumer Staples                     8.6%                                                  5. TRW Automotive, Inc.             1.4
                                              5. Health Care Facilities           4.6
Health Care                          7.2%                                                  6. Adelphia (Olympus Cable
                                              6. Specialty Chemicals              4.6         Holding) Communications Corp.    1.4
Telecommunication Services           7.0%
                                              7. Industrial Conglomerates         4.2      7. Charter Communications, Inc.     1.4
Information Technology               6.3%
                                              8. Casinos & Gaming                 4.1      8. Huntsman ICI Chemicals LLC       1.4
Three other sectors, each
representing less than 3% of                  9. Communications Equipment         3.7      9. Community Health Systems, Inc.   1.3
the portfolio                        5.4%
                                             10. Household Products               3.6     10. Qwest Corp.                      1.3
Money Market Funds                   1.7%
                                             TOTAL NET ASSETS            $214 MILLION
Consumer Discretionary              32.8%
                                             TOTAL NUMBER OF HOLDINGS*            307
The Fund's holdings are subject to
change, and there is no assurance that       =========================================    =========================================
the Fund's portfolio will continue to
include any particular holding.

*Excluding money market fund holdings.

=========================================

AIM FLOATING RATE FUND

   During the period, the leveraged loan     Fortunately, increases in LIBOR and          relatively stable share price, the value
market was affected by a strong credit       interest rates in general have helped        of Fund shares will fluctuate.
environment. This means that money was       counteract some of the effect of narrow
available, the cost of borrowing was not     spreads.                                     IN CLOSING
so great as to deter corporate borrowers,
and the health of the economy supported         Because the loan market is driven by      Thank you for investing in AIM Floating
repayment. The strong credit environment     businesses' specific needs, we are           Rate Fund. We view this Fund as an
resulted in exceptionally low default        limited to the loans that are available      alternative investment within an
rates in the U.S. leveraged loan market.     in the market at any given time. Also,       investor's portfolio, one which has
On June 30, 2005, the trailing 12-month      certain sectors and industries are more      little correlation to other types of
default rate for your Fund was 0.00%.        likely than others to use senior secured     investments. We believe that our
                                             loans. While we do have a sector strategy    portfolio of carefully selected senior
   In the first half of 2005, U.S.           overlay, our main emphasis is on             secured loans from a wide number of
leveraged loan issuance reached $276.4       fundamentals such as credit quality and      industries and issuers may provide a
billion, with second-quarter volume          relative valuation.                          competitive return with limited risk to
reaching an all-time high. Nevertheless,                                                  principal.
the demand for these loans as investment        During the period, the Fund was most
instruments continued to outstrip supply.    heavily invested in loans within the         THE VIEWS AND OPINIONS EXPRESSED IN
Reasons for increased demand included:       consumer discretionary, industrials and      MANAGEMENT'S DISCUSSION OF FUND
                                             materials sectors. Within the consumer       PERFORMANCE ARE THOSE OF A I M ADVISORS,
o the rising LIBOR rate attracted            discretionary sector--by far the largest     INC. THESE VIEWS AND OPINIONS ARE SUBJECT
investors                                    sector represented by the Fund's             TO CHANGE AT ANY TIME BASED ON FACTORS
                                             loans--the broadcasting and cable TV         SUCH AS MARKET AND ECONOMIC CONDITIONS.
o more investors than ever are using this    industry and the casinos and gaming          THESE VIEWS AND OPINIONS MAY NOT BE
asset class                                  industry were among the top ten              RELIED UPON AS INVESTMENT ADVICE OR
                                             industries held in the Fund at the end of    RECOMMENDATIONS, OR AS AN OFFER FOR A
o the domestic economy is healthy, as        the period. Broadcast and cable TV loans     PARTICULAR SECURITY. THE INFORMATION IS
evidenced by gross domestic product          represent a significant portion of our       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
growth of 3.8% in the first quarter and      market; avoiding these names would put       OF ANY MARKET, COUNTRY, INDUSTRY,
3.4% in the second quarter                   much of the market off limits. Also, the     SECURITY OR THE FUND. STATEMENTS OF FACT
                                             visibility of the earnings power within      ARE FROM SOURCES CONSIDERED RELIABLE, BUT
   During this reporting period, loan        this industry provides some added            A I M ADVISORS, INC. MAKES NO
demand not only resulted in high prices      assurance. Casinos are highly regulated,     REPRESENTATION OR WARRANTY AS TO THEIR
for loans but also in narrow spreads.        which provides more certainty to             COMPLETENESS OR ACCURACY. ALTHOUGH
Therefore, we stayed out of the secondary    projections and reports. Casinos also        HISTORICAL PERFORMANCE IS NO GUARANTEE OF
market for the most part and instead         have enormous cash flow, one of the key      FUTURE RESULTS, THESE INSIGHTS MAY HELP
participated in the primary market,          factors in determining whether a company     YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
helping fund the initial loans to            has the ability to repay loans.              PHILOSOPHY.
corporations. We avoided the secondary
market because increased demand continued       During 2004, we began to employ the             See important Fund and index
to drive loan prices higher, pushing         use of leverage as a strategy. We believe         disclosures inside front cover.
prices to as much as 1.5% above the loan     the use of leverage has contributed to
amount. This means that investors who        increased yield. The ability to use                         THOMAS EWALD, portfolio
participated in the secondary market paid    leverage has helped us manage cash flow          [EWALD     manager, became a
101.5% or more for loans that repay at       effectively and to retain ownership in           PHOTO]     portfolio manager of AIM
100%. Though borrowers also repay            existing loans while taking advantage of                    Floating Rate Fund in
interest, high prepayment rates are          opportunities to acquire new loans.                         February 2004. Mr. Ewald
making it less likely that investors will                                                 joined the Fund's advisor in 2000 as a
recoup the 1.5% premium in price. This          Throughout the period, we continued to    credit analyst and was promoted to
dynamic greatly reduces the profitability    manage the portfolio using our               portfolio manager of certain other funds
of these loans for purchasers. In            conservative approach, balancing credit      in 2001. Mr. Ewald earned an A.B. from
addition, because corporations know that     risk and yield. We managed your Fund to      Harvard College and an M.B.A. from the
their loans are commanding high prices in    reduce volatility, thereby preserving        Darden School of Business at the
the secondary market, they are coming        capital. The Fund's style-specific index     University of Virginia.
back to the market to refinance their        has a more aggressive credit profile,
loans at a lower spread above LIBOR.         which may provide a benefit in a market
                                             wherein investors bid up prices for          =========================================
   This refinancing trend has led to         lower-quality loans. However, we are
narrow spreads, or a reduction in the        averse to taking on additional risk.         REPURCHASE REMINDER
interest-rate spread over LIBOR, in the
overall loan market. Whereas leveraged          As a result of our focus on reducing      AIM Floating Rate Fund's remaining
loans typically float at 250 to 350 basis    volatility, the share price for Class B      quarterly repurchase offer dates for 2005
points (2.5% to 3.5%) above LIBOR,           shares stayed within a range of $8.97 and    are:
average spreads over the period ranged       $9.07, a fluctuation of approximately 1%.
between 1.87% and 2.72%, with certain        Keep in mind that although we seek to        FOURTH QUARTER:
loans falling well below the historical      maintain a                                   OCTOBER 28--NOVEMBER 18
range.
                                                                                          During repurchase periods, shareholders
                                                                                          may tender (redeem) their shares in AIM
                                                                                          Floating Rate Fund if they wish, but they
                                                                                          are under no obligation to do so.

                                                                                          =========================================

AIM FLOATING RATE FUND


YOUR FUND'S LONG-TERM PERFORMANCE


Below you will find a presentation of your Fund's performance record for periods ended June 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


=========================================

AVERAGE ANNUAL TOTAL RETURNS                 THE PERFORMANCE DATA QUOTED REPRESENT           CLASS B SHARE PERFORMANCE REFLECTS THE
                                             PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM APPLICABLE EARLY WITHDRAWAL
As of 6/30/05, including applicable early    COMPARABLE FUTURE RESULTS; CURRENT           CHARGE, WHICH DECLINES FROM 3% BEGINNING
withdrawal charges.                          PERFORMANCE MAY BE LOWER OR HIGHER.          AT THE TIME OF PURCHASE TO 0% AT THE
                                             PLEASE VISIT AIMINVESTMENTS.COM FOR THE      BEGINNING OF THE FIFTH YEAR. CLASS C
CLASS B SHARES                               MOST RECENT MONTH-END PERFORMANCE.           SHARE PERFORMANCE REFLECTS A 1% EARLY
Inception (5/1/97)                  4.59%    PERFORMANCE FIGURES REFLECT FUND             WITHDRAWAL CHARGE, IF APPLICABLE.
 5 Years                            3.71     EXPENSES, THE REINVESTMENT OF
 1 Year                             2.39     DISTRIBUTIONS AND CHANGES IN NET ASSET          THE PERFORMANCE OF THE FUND'S SHARE
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL       CLASSES WILL DIFFER DUE TO DIFFERENT
CLASS C SHARES                               VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    SALES CHARGE STRUCTURES AND CLASS
Inception (3/31/00)                 3.50%    A GAIN OR LOSS WHEN YOU SELL SHARES.         EXPENSES.
 5 Years                            3.39
 1 Year                             4.13                                                     FOR CLASS C SHARES, HAD THE ADVISOR
                                                                                          NOT WAIVED FEES AND/OR REIMBURSED
=========================================                                                 EXPENSES, RETURNS WOULD HAVE BEEN LOWER.

                                                                     APPENDIX IV

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                                YEAR ENDED DECEMBER 31,
                                                JUNE 30,           --------------------------------------------------------------
                                                  2005               2004           2003        2002        2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   9.02           $   8.77       $   8.51    $   8.64    $   9.37       $   9.68
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.19               0.30           0.33        0.38        0.60(a)        0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.02)              0.25           0.25       (0.13)      (0.73)         (0.31)
=================================================================================================================================
    Total from investment operations                0.17               0.55           0.58        0.25       (0.13)          0.47
=================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.19)             (0.29)         (0.32)      (0.38)      (0.60)         (0.78)
=================================================================================================================================
  Returns of capital                                  --              (0.01)            --          --          --             --
=================================================================================================================================
    Total distributions                            (0.19)             (0.30)         (0.32)      (0.38)      (0.60)         (0.78)
=================================================================================================================================
Net asset value, end of period                  $   9.00           $   9.02       $   8.77    $   8.51    $   8.64       $   9.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     1.95%              6.36%          6.94%       2.88%      (1.49)%         5.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $172,646           $190,814       $221,964    $266,260    $357,841       $458,359
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                      2.00%(c)(d)        1.65%(d)       1.48%       1.49%       1.38%          1.50%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                      1.50%(c)(e)        1.50%(e)       1.48%       1.49%       1.38%          1.50%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            4.41%(c)           3.31%          3.80%       4.40%       6.66%          8.18%
=================================================================================================================================
Ratio of interest expense to average net
  assets(f)                                         0.50%(c)           0.15%            --          --          --             --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                            27%                82%            72%         56%         38%            39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $183,982,907.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets (including interest expense) prior to fee waivers and/or expense reimbursements was 2.11% (annualized) and 1.69% for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets (excluding interest expense) prior to fee waivers and/or expense reimbursements was 1.61% (annualized) and 1.54% for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                          ---------------------------------------------------------------------------------------
                                                                                                                    APRIL 3, 2000
                                                                                                                     (DATE SALES
                                          SIX MONTHS                                                                 COMMENCED)
                                            ENDED                         YEAR ENDED DECEMBER 31,                        TO
                                           JUNE 30,           -----------------------------------------------       DECEMBER 31,
                                             2005               2004           2003        2002        2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.99           $   8.75       $   8.49    $   8.62    $   9.35         $   9.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.18               0.27           0.31        0.36        0.58(a)          0.58
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (0.02)              0.25           0.25       (0.14)      (0.73)           (0.28)
=================================================================================================================================
    Total from investment operations           0.16               0.52           0.56        0.22       (0.15)            0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.18)             (0.27)         (0.30)      (0.35)      (0.58)           (0.58)
=================================================================================================================================
  Returns of capital                             --              (0.01)            --          --          --               --
=================================================================================================================================
    Total distributions                       (0.18)             (0.28)         (0.30)      (0.35)      (0.58)           (0.58)
=================================================================================================================================
Net asset value, end of period             $   8.97           $   8.99       $   8.75    $   8.49    $   8.62         $   9.35
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                1.82%              5.98%          6.68%       2.62%      (1.75)%           3.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $ 41,280           $ 34,518       $ 20,793    $ 20,421    $ 31,274         $ 28,354
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense):
  With fee waivers and/or expense
    reimbursements                             2.25%(c)           1.89%          1.73%       1.74%       1.63%            1.73%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             2.61%(c)           2.19%          1.98%       1.99%       1.88%            1.98%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee waivers and/or expense
    reimbursements                             1.75%(c)           1.74%          1.73%       1.74%       1.63%            1.73%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             2.11%(c)           2.04%          1.98%       1.99%       1.88%            1.98%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                           4.16%(c)           3.07%          3.55%       4.15%       6.40%            8.14%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of interest expense to average net
  assets(e)                                    0.50%(c)           0.15%            --          --          --               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                       27%                82%            72%         56%         38%              39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $38,271,331.
(d)  Annualized.
(e) Ratio includes interest expense and fees on the committed line of credit.
(f)  Not annualized for periods less than one year.

                             AIM FLOATING RATE FUND,
                    A PORTFOLIO OF AIM COUNSELOR SERIES TRUST
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                             AIM FLOATING RATE FUND,
                      A PORTFOLIO OF AIM FLOATING RATE FUND
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                       STATEMENT OF ADDITIONAL INFORMATION

   (April 11, 2006 Special Meeting of Shareholders of AIM Floating Rate Fund)

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated February ___, 2006 of AIM Floating Rate Fund (the "Buying Fund"), a series portfolio of AIM Counselor Series Trust (the "Trust"), for use in connection with the Special Meeting of Shareholders of AIM Floating Rate Fund (your "Fund"), the sole series portfolio of AIM Floating Rate Fund ("AFRF") to be held on April 11, 2006. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     A Statement of Additional Information for AIM Counselor Series Trust (the Trust) dated February 20, 2006 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

     The date of this Statement of Additional Information is February ___, 2006.

                                TABLE OF CONTENTS

THE TRUST..............................................................................   S-3
DESCRIPTION OF PERMITTED INVESTMENTS...................................................   S-3
TRUSTEES AND OFFICERS OF THE TRUST.....................................................   S-3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................................   S-3
ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION..........   S-3
PORTFOLIO TRANSACTIONS.................................................................   S-3
DESCRIPTION OF SHARES..................................................................   S-4
DETERMINATION OF NET ASSET VALUE.......................................................   S-4
TAXES..................................................................................   S-4
PERFORMANCE DATA.......................................................................   S-4
FINANCIAL INFORMATION..................................................................   S-4

Appendix I   -   Statement of Additional Information of the Trust
Appendix II  -   Audited Financial Statements of AIM Floating Rate Fund (your
                 Fund) (12/31/04)
Appendix III -   Unaudited Financial Statements of AIM Floating Rate Fund (your
                 Fund) (6/30/05)

THE TRUST

This Statement of Additional Information relates to AIM Counselor Series Trust (the "Trust") and its investment portfolio, AIM Floating Rate Fund (the "Buying Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Buying Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Buying Fund adopted by the Trust's Board of Trustees, see heading "Description of the Fund and its Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, the Buying Fund had not yet commenced operations. As a result, no persons owned shares of the Buying Fund (including officers or trustees), other than AIM, which owns one share of each class of the Buying Fund as its initial shareholder.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

AIM Floating Rate Fund (the Buying Fund) has not yet commenced operations, and therefore does not have financial statements as of the date of this Statement of Additional Information. The Buying Fund will commence operations if shareholders of your Fund approve the conversion of your Fund, from a closed-end multiple-class interval fund to an open-end, multiple-class fund, the Buying Fund (the "Reorganization").

Upon the closing of the Reorganization, all of the assets your Fund will be transferred to the Buying Fund and the Buying Fund will assume the liabilities of your Fund. The Buying Fund has been formed solely to effectuate the Reorganization and will not have portfolio securities until the closing of the Reorganization, therefore pro forma financial statements are not presented. In addition, upon closing of the Reorganization, the historical financial statements for your Fund will be presented in certain of the Buying Fund's required filings. The financial statements of your Fund both audited and unaudited are set forth below in Appendix II and Appendix III, respectively.

The audited financial statements of AIM Floating Rate Fund (your Fund), and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix II.

The unaudited financial statements of AIM Floating Rate Fund (your Fund) are set forth as Appendix III.

                                                                      APPENDIX I

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B1, CLASS C, CLASS R, AND INSTITUTIONAL CLASS SHARES OF THE PORTFOLIO (THE "FUND") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B1, CLASS C, CLASS R, AND INSTITUTIONAL CLASS SHARES OF THE FUND LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUSES FOR THE FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                                  OR BY CALLING
                                 (800) 959-4246

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 20, 2006, RELATES TO THE CLASS A, CLASS B1, CLASS C AND CLASS R SHARES OF THE FOLLOWING PROSPECTUS:

       FUND                                                   DATED
       ----                                                   -----
AIM FLOATING RATE FUND                                  FEBRUARY 20, 2006

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 20, 2006, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS;

       FUND                                                   DATED
       ----                                                   -----
AIM FLOATING RATE FUND                                  FEBRUARY 20, 2006

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                   PAGE
GENERAL INFORMATION ABOUT THE TRUST............................................................      1
         Fund History..........................................................................      1
         Shares of Beneficial Interest.........................................................      1
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS..........................................      3
         Classification........................................................................      3
         Investment Strategies and Risks.......................................................      4
         Debt Investments......................................................................      9
                  Foreign Investments..........................................................     11
                  Other Investments............................................................     11
                  Investment Techniques........................................................     12
         Additional Securities or Investment Techniques........................................     17
         Fund Policies.........................................................................     18
         Temporary Defensive Positions.........................................................     19
         Portfolio Turnover....................................................................     20
         Policies and Procedures for Disclosure of Fund Holdings...............................     20
MANAGEMENT OF THE TRUST........................................................................     23
         Board of Trustees.....................................................................     23
         Management Information................................................................     23
                  Trustee Ownership of Fund Shares.............................................     26
         Compensation..........................................................................     31
                  Retirement Plan For Trustees.................................................     31
                  Deferred Compensation Agreements.............................................     31
                  Purchase of Class A Shares of the Funds at Net Asset Value...................     32
         Codes of Ethics.......................................................................     32
         Proxy Voting Policies.................................................................     32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................     32
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................     33
         Investment Advisor....................................................................     33
         Investment Sub-Advisor................................................................     34
                  Portfolio Manager............................................................     34
                  Securities Lending Arrangements..............................................     34
         Service Agreements....................................................................     35
         Other Service Providers...............................................................     35
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................     36
         Brokerage Transactions................................................................     36
         Commissions...........................................................................     36
         Broker Selection......................................................................     37
         Directed Brokerage (Research Services)................................................     40
         Regular Brokers.......................................................................     40
         Allocation of Portfolio Transactions..................................................     40
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................................................     40
         Transactions through Financial Intermediaries.........................................     40
         Purchase and Redemption of Shares.....................................................     41
         Offering Price........................................................................     60

         Backup Withholding....................................................................     61
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.......................................................     62
         Dividends and Distributions...........................................................     62
         Tax Matters...........................................................................     63
DISTRIBUTION OF SECURITIES.....................................................................     71
         Distribution Plans....................................................................     71
         Distributor...........................................................................     73
CALCULATION OF PERFORMANCE DATA................................................................     73
PENDING LITIGATION.............................................................................     82

APPENDICIES:
RATINGS OF DEBT SECURITIES.....................................................................    A-1
EXAMPLES OF PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS.....    B-1
TRUSTEES AND OFFICERS..........................................................................    C-1
TRUSTEE COMPENSATION TABLE.....................................................................    D-1
PROXY POLICIES AND PROCEDURES..................................................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................    F-1
PORTFOLIO MANAGERS.............................................................................    G-1
PENDING LITIGATION.............................................................................    H-1
FINANCIAL STATEMENTS...........................................................................     FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: AIM Advantage Health Sciences Fund, AIM Floating Rate Fund and AIM Multi-Sector Fund (each a "fund" and collectively, the "funds"). This Statement of Additional Information relates solely to AIM Floating Rate Fund (the "Fund"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005 (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

      The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.

      On May 16, 2001, AIM Advantage Health Sciences Fund ("Health Sciences Fund") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Health Sciences Fund's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Health Sciences Fund's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund.

      Subject to shareholder approval of closed-end AIM Floating Rate Fund (the "Closed-End Fund"), the sole series portfolio of AIM Floating Rate Fund, at a meting to be held on April 11, 2006, the Fund will assume all of the assets and liabilities of Closed-End Fund. The sole purpose of the reorganization is to convert the Closed-End Fund into an open-end fund.

      "Open-end" means that the Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.

          FUND                         CLASS A      CLASS B      CLASS B1    CLASS C     CLASS R     INSTITUTIONAL CLASS
----------------------------------     -------      -------      --------    -------     -------     -------------------
AIM Advantage Health Sciences Fund        X            X                        X

AIM Floating Rate Fund                    X                         X           X           X                 X

AIM Multi-Sector Fund                     X            X                        X

      This Statement of Additional Information relates solely to the Class A, Class B1, Class C, Class R and Institutional Class shares of the Fund. The Institutional Class shares of the Fund are intended for use by certain eligible institutional investors, including the following:

      -     banks and trust companies acting in a fiduciary or similar capacity;

      -     bank and trust company common and collective trust funds;

      -     banks and trust companies investing for their own account;

      - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

      -     retirement plans;

      - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement; and

      -     proprietary asset allocation funds.

      Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

      Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Because Class B1 shares automatically convert to Class A shares at month-end four years after the date of purchase of Class B shares of the Closed-End Fund, the Fund's Trust Agreement requires that Class B1 shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of the Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B1 shares.

      Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B1 shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

      SHARE CERTIFICATES. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. The Fund is "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM and/or INVESCO Senior Secured Management, Inc., the Fund's sub-advisor (the "Sub-Advisor") may use to manage the Fund. The Fund may not use all of these techniques at any one time. The Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                           AIM COUNSELOR SERIES TRUST

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                      FUND
SECURITY/
INVESTMENT                                                                              AIM
TECHNIQUE                                                                       FLOATING RATE FUND
-----------------------------------------------------------------------------   ------------------
                                            EQUITY INVESTMENTS

Common Stock
Preferred Stock
Convertible Securities
Alternative Entity Securities

                                             DEBT INVESTMENTS

Floating Rate Corporate Loans and Corporate Debt Securities of U.S. Borrowers            X
U.S. Government Obligations                                                              X
Rule 2a-7 Requirements
Mortgage-Backed and Asset-Backed Securities
Collateralized Mortgage Obligations
Bank Instruments                                                                         X
Commercial Instruments                                                                   X
Municipal Securities
Municipal Lease Obligations
Investment Grade Corporate Debt Obligations
Junk Bonds                                                                               X
Liquid Assets                                                                            X

                                          FOREIGN INVESTMENTS

Floating Rate Corporate Loans and Corporate Debt Securities
  of Non-U.S. Borrowers                                                                  X
Foreign Securities
Foreign Government Obligations
Foreign Exchange Transactions

                                           OTHER INVESTMENTS

REITs
Other Investment Companies                                                               X
Defaulted Securities                                                                     X
Municipal Forward Contracts
Variable or Floating Rate Instruments                                                    X

                           AIM COUNSELOR SERIES TRUST

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                      FUND
SECURITY/
INVESTMENT                                                                              AIM
TECHNIQUE                                                                       FLOATING RATE FUND
-----------------------------------------------------------------------------   ------------------
Indexed Securities                                                                       X
Zero-Coupon and Pay-in-Kind Securities                                                   X
Synthetic Municipal Instruments

                                        INVESTMENT TECHNIQUES

Delayed Delivery Transactions                                                            X
When-Issued Transactions                                                                 X
Short Sales
Margin Transactions
Swap Agreements                                                                          X
Foreign Currency Swaps                                                                   X
Interest Rate Swaps                                                                      X
Credit Default Swaps                                                                    [X]
Interfund Loans                                                                          X
Borrowing                                                                                X
Leveraging                                                                               X
Lending Portfolio Securities                                                             X
Repurchase Agreements                                                                    X
Reverse Repurchase Agreements
Dollar Rolls
Illiquid Securities                                                                      X
Rule 144A Securities                                                                    [X]
Unseasoned Issuers                                                                       X
Sale of Money Market Securities
Standby Commitments

                                            DERIVATIVES

Equity-Linked Derivatives
Bundled Securities
Put Options
Call Options
Straddles
Warrants

                           AIM COUNSELOR SERIES TRUST

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                      FUND
SECURITY/
INVESTMENT                                                                              AIM
TECHNIQUE                                                                       FLOATING RATE FUND
-----------------------------------------------------------------------------   ------------------
Futures Contracts and Options on Futures Contracts
Forward Currency Contracts
Cover

                           ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Investments in Entities with Relationships with the Funds/Advisor                        X

      FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES. Floating rate loans consist generally of obligations of companies and other entities (collectively, "borrower") incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

      Floating rate loans may include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require the Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower's condition makes it unlikely that the loan will be repaid.

      A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

      Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in floating rate loans only through assignments or participations.

      A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default.

      The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. The Fund will invest in participation interests only if, at the time of investment, the outstanding debt obligations of the agent bank and any lenders or participants interposed between the borrower and the Fund are investment grade, i.e. rated BBB, A-3 or higher by Standard & Poor's ("S&P") or Baa, P-3 or higher by Moody's Investor Service, Inc. ("Moody's"), or if unrated, deemed by AIM and/or the Sub-Advisor to be of comparable quality. A description of S&P's and Moody's ratings is included as Appendix A. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender's regulator against payments received from the borrower. In the event of the borrower's bankruptcy, the borrower's obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

      Historically, floating rate loans have not been registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

      Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

      The floating rate loans and debt securities in which the Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by AIM and/or the Sub-Advisor. The value of collateral may decline after the Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. Up to 20% of the Fund's assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

      Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

      A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

      Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When the Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

      It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently repaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower's election, may be affected by general business conditions, the borrower's financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the fund's investing in floating rate loans and debt securities with lower yields.

DEBT INVESTMENTS

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

      BANK INSTRUMENTS. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

      COMMERCIAL INSTRUMENTS. The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

      JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

      Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because recovery in the event of issuer default is often lower.

      The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

      The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations of valuing these assets. In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Foreign Investments

      FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES OF NON-U.S. BORROWERS. The Fund may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by AIM and the Sub-Advisor for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps. Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

Other Investments

      OTHER INVESTMENT COMPANIES. The Fund may purchase shares of other investment companies. The Fund is prohibited under the 1940 Act from purchasing shares of other investment companies that have AIM as an investment advisor (the "AIM Funds"), absent an exemptive order from the SEC. The Fund has obtained such an exemptive order allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The Fund also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day.

      The following restrictions apply to the Fund's investments in other investment companies including ETFs: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to the Fund's investments in Affiliated Money Market Funds, although such investments are subject to the 25% restriction discussed above.

      When the Fund purchases of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

      DEFAULTED SECURITIES. The Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM and/or the Sub-Advisor determines that such defaulted securities are liquid under guidelines adopted by the Board.

      INDEXED SECURITIES. The Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Investment Techniques

      WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase and sell interests in floating rate loans and floating rate debt securities and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in floating rate loans and floating rate debt securities and other portfolio debt securities at delivery may be more or less than their purchase price; and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engaged in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. There is no specific limitation as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

      MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return or for the purpose of hedging the interest rate or currency risk on a portfolio investment. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Swaps are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. The Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

      FOREIGN CURRENCY SWAPS. Loans to non-U.S. borrowers and to U.S. borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the borrower. The Fund may invest in floating rate loans and floating rate debt securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the borrower defaults on or prepays the underlying corporate loan or corporate debt security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.

      INTEREST RATE SWAPS. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to Shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxes."

      The Fund may or may not enter into interest rate swaps in order to hedge its loans and securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a loan or debt security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the loan or debt security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

      In as much as these interest rate hedging transactions are entered into for good faith hedging purposes, the Sub-Advisor believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund's custodian. The Fund will not enter into any interest rate hedging transaction unless the Sub-Advisor considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap to be investment grade. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market have become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

      Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the loan underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Sub-Advisor expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

      [CREDIT DEFAULT SWAPS.] The Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

      CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

      As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

      As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.

      Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

      Credit Derivatives may create covered or uncovered exposure to the Fund. The Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying the Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

      CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. The Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

      CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. The Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and the Fund may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. The Fund may borrow money in amounts not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow for leveraging, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's shareholders will be adversely affected. The Fund's borrowing for leverage creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses.

      Capital raised through borrowing is subject to interest costs which may or may not exceed the interest paid on the assets purchased. In addition, the Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per share, but such borrowing is also a speculative technique that will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund, as compared to what it would have been without leverage.

      The Fund, along with certain other investment companies advised by AIM, has entered into a committed, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $225 million.

      Under the 1940 Act, once the Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before the Fund declares any dividend or other distribution upon any class of shares, or purchases any such shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the fund, after deducting the amount of such dividend, distribution, or purchase price.

      The Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Sub-Advisor's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

      LEVERAGING. The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

      Any cash received as collateral for loaned securities will be invested, in accordance with the Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as the Fund asset.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest but currently intends to do so only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Fund may invest its cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by the Fund under the 1940 Act.

      ILLIQUID SECURITIES. Some loans and debt securities are, at present, not readily marketable and may be subject to restrictions on resale. Although loans and debt securities are transferred among certain financial institutions, certain of the loans and debt securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for loans and debt securities matures, the Sub-Advisor expects that liquidity will continue to improve. The Fund may invest up to 15% of its net assets in investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize their value in the event of a voluntary or involuntary liquidation of its assets.

ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUND/ADVISOR. The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds;
(ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

      (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (3) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry, provided, however, that the Fund [may invest more than 25%] of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies - Description of Participation Interests and Assignments"). This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (7) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which AIM and the Fund's sub-advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed for the Fund without approval of the Fund's voting securities.

      (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

      (2) In complying with the fundamental restriction regarding industry concentration, the Fund may invest [up to] [more than] 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (3) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      (6) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         ADDITIONAL NON-FUNDAMENTAL POLICY.

      As a non-fundamental policy:

      The Fund normally invests at least 80% of its assets in senior secured floating rate loans and senior secured floating rate debt instruments made to or issued by borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. The Fund may also invest [up to 25%] of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

      The Fund engages in trading when the Sub-Advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

      The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

      PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Fund discloses the following portfolio holdings information on www.aiminvestments.com(1):

                                                  APPROXIMATE DATE OF WEBSITE              INFORMATION REMAINS POSTED
               INFORMATION                                  POSTING                                ON WEBSITE
-----------------------------------         -----------------------------------       --------------------------------------
Top ten holdings as of month end            15 days after month end                   Until replaced with the following
                                                                                      month's top ten holdings

Select holdings included in the             29 days after calendar quarter end        Until replaced with the  following
Fund's Quarterly Performance Update                                                   quarter's Quarterly Performance Update

Complete portfolio holdings as of           30 days after calendar quarter end        For one year
calendar quarter end

Complete portfolio holdings as of           60-70 days after fiscal quarter end       For one year
fiscal quarter end

      These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

      SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

----------------------
(1) To locate a Fund's portfolio holdings information on www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

      The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and AIM or its affiliates brought to the Board's attention by AIM.

      AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

      -     Attorneys and accountants;

      -     Securities lending agents;

      -     Lenders to the AIM Funds;

      -     Rating and rankings agencies;

      -     Persons assisting in the voting of proxies;

      -     AIM Funds' custodians;

      - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

      - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

      -     Financial printers;

      - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

      - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

      In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

      AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Fund.

      The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Fund, and the Fund's Sub-Advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Fund.

      From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Fund's portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund's portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGER PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

      AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Fund and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

      The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee.

      The members of the Audit Committee are James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis, Raymond Stickel, Jr. and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Fund; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to the Fund by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Fund; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Fund's internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Fund's financial statements; and (ix) assist the Board's oversight of the Fund's compliance with legal and regulatory requirements. During the fiscal year ended August 31, 2005, the Audit Committee held eight meetings.

      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (iv) reviewing all reports on compliance matters from the Fund's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance

Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2005, the Compliance Committee held seven meetings.

      The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2005, the Governance Committee held eight meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Soll and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Fund, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2005, the Investments Committee held eight meetings.

      The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Fund that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

      The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair) and Soll, and Mark H. Williamson (Chair) and Miss Quigley. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Fund and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended August 31, 2005, the Valuation Committee held two meetings.

      The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden (Vice Chair), Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Fund and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Fund concerning alleged excessive short term trading in shares of the Fund ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Fund that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Fund in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Fund, and for recommending to the independent trustees what actions, if any, should be taken by the Fund in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2005, the Special Market Timing Litigation Committee held two meetings.

Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

Approval of Investment Advisory Agreement and Summary of Independent Written Fee Evaluation

      The Board oversees the management of the Fund and, as required by law, determines whether to approve the Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on December 6, 2005, the Board, including all of the independent trustees, approved the advisory agreement between AIM Counselor Series Trust on behalf of AIM Floating Rate Fund (the "Fund") and AIM for an initial period ending June 30, 2007 (the "Advisory Agreement").

      The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on December 6, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

      One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

      The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate. The Board also noted that AIM currently is providing services to AIM Floating Rate Fund, a closed-end interval fund which is proposed to be converted into the Fund (the "Predecessor Fund") in accordance with the terms of the Predecessor Fund's Advisory Agreement, which are substantially similar to the terms of the Fund's Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate. The Board also noted that AIM currently is providing satisfactory services to the Predecessor Fund in accordance with the terms of the Predecessor Fund's Advisory Agreement, which are substantially similar to the terms of the Fund's Advisory Agreement.

- The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund. However, the Board reviewed the performance of the Predecessor Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Predecessor Fund. The Board noted that the Predecessor Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Predecessor Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Predecessor Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

- The performance of the Fund relative to indices. Not applicable because this is a New Fund. However, the Board reviewed the performance of the Predecessor Fund during the past one, three and five calendar years against the performance of the Lipper Closed-End Loan Participation Index. The Board noted that the Predecessor Fund's performance in such periods was comparable to the performance of such Index. The Board noted that AIM has recently made changes to the Predecessor Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Predecessor Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

- Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Predecessor Fund and other mutual funds advised by AIM and concluded that such performance was satisfactory.

- Fees relative to those clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waives. The Board noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the voluntary nature of this fee waiver/expense limitation and noted that it can be terminated at any time by AIM without further notice to investors. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale.

- Investments in affiliates money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Predecessor Fund and the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM, the Predecessor Fund and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services to the Predecessor Fund.

- Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.

Approval of Sub-Advisory Agreement

      The Board oversees the management of the Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on December 6, 2005, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Senior Secured Management, Inc. (the "Sub-Advisor") and AIM with respect to the Fund for an initial period ending June 30, 2007.

      The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on December 6, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

      The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate. The Board also noted that the Sub-Advisor currently is providing services to the Predecessor Fund in accordance with the terms of the Predecessor Fund's Sub-Advisory Agreement, which are substantially similar to the terms of the Fund's Sub-Advisory Agreement.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate. The Board also noted that the Sub-Advisor currently is providing satisfactory services to the Predecessor Fund in accordance with the terms of the Predecessor Fund's Sub-Advisory Agreement, which are substantially similar to the terms of the Fund's Sub-Advisory Agreement.

- The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund. However, the Board reviewed the performance of the Predecessor Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Predecessor Fund. The Board noted that the Predecessor Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Predecessor Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Predecessor Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

- The performance of the Fund relative to indices. Not applicable because this is a new Fund. However, the Board reviewed the performance of the Predecessor Fund during the past one, three and five calendar years against the performance of the Lipper Closed-End Loan Participation Index. The Board noted that the Predecessor Fund's performance in such periods was comparable to the performance of such Index. The Board noted that AIM has recently made changes to the Predecessor Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Predecessor Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

- Meetings with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. Not applicable because this is a new Fund. However, the Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Predecessor Fund and concluded that such performance was satisfactory.

- Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to the Fund by AIM and did not consider the sub-advisory fees paid by the Advisor to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on the Fund or its shareholders, as they are paid by the Sub-Advisor rather than the Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to the Fund are fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Predecessor Fund and the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

Retirement Plan For Trustees

      The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Soll and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring

Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Fund, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

      AIM, the Trust, AIM Distributors and INVESCO Senior Secured Management, Inc., the Sub-Advisor, have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by the Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund's investment Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

      Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.

      Information regarding how the Fund will vote proxies related to its portfolio securities during the 12 months ended June 30, 2006 will be available at our website, http://www.aiminvestments.com. This information will also be available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.

      AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year:

                                                ANNUAL RATE/NET ASSETS PER
      FUND NAME                                    ADVISORY AGREEMENTS
      ---------                              --------------------------------
AIM Floating Rate Fund                       0.65% of the first $500 million
                                             0.60% of the next $4.5 billion
                                             0.575% of the next $5 billion
                                             0.55% of amount over $10 billion

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investments
- Other Investment Companies."

INVESTMENT SUB-ADVISOR

      AIM has entered into a Sub-Advisory Agreement with INVESCO Senior Secured Management, Inc. ("INVESCO"), Sub-Advisor, to provide investment sub-advisory services to the Fund.

      INVESCO is registered as an investment advisor under the Advisers Act.

      AIM and INVESCO are indirect wholly owned subsidiaries of AMVESCAP.

      For the services to be rendered by INVESCO under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for the Fund.

      The management fees payable by the Closed-End Fund, the amounts waived by AIM and the net fee paid by the Closed-End Fund for the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

Portfolio Manager

      Appendix G contains the following information regarding the portfolio manager identified in the Fund's prospectus:

            -     The dollar range of the manager's investments in the Fund.

            -     A description of the manager's compensation structure.

            - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

      If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by the Closed-End Fund for the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Fund. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, B1, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $ 21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Fund, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

      CUSTODIANS. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Fund. The Bank of New York also serves as sub-custodian to facilitate cash management.

      The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Trust, the custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Fund's independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Audit Committee of the Board has appointed [____________________] as the independent registered public accounting firm to audit the financial statements of the Fund [for the fiscal year ending August 31, 2006.] Such appointment was ratified and approved by the Board.

      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

      AIM or the Sub-Advisor makes decisions to buy and sell securities for the Fund, selects broker-dealers (each, a "Broker"), effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Broker Selection" below.

      Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by the Closed-End Fund during the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

COMMISSIONS

      Brokerage commissions paid by the Closed-End Fund to Brokers affiliated with the Closed-End Fund, AIM, AIM Distributors, or any affiliates of such entities during the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

      The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

      AIM's primary consideration in selecting Brokers to execute portfolio transactions for the Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

      In choosing Brokers to execute portfolio transactions for the Fund, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Fund and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

      AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

   AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

   1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

   2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

      This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

   3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Fund and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Fund and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Fund and/or other accounts managed by AIM or AIM Capital.

   AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

      Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

      -     proprietary research created by the Broker executing the trade, and

      - other products created by third parties that are supplied to AIM through the Broker executing the trade.

      Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

      AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

   Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

   - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

   - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

   - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

   - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

   - Fundamental/Industry Analysis - industry specific fundamental investment research.

   - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

   - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

      If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

      Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. To the extent the Fund's portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

      AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by the Closed-End Fund during the last fiscal year ended December 31, 2005 will be included in this Statement of Additional Information at the effective time of the Reorganization.

REGULAR BROKERS

      Information concerning the Closed-End Fund's acquisition of securities of their regular Brokers during the last fiscal year ended December 31, 2005 will be included in this Statement of Additional Information as of the effective time of the Reorganization.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

      If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

      If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

      INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Floating Rate Fund and AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

      Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund
AIM Aggressive Growth Fund
AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metal Fund
AIM Growth Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Small Company Growth Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

AIM Weingarten Fund

                                                                           Dealer
                                        Investor's Sales Charge          Concession
                                      ----------------------------      -------------
                                           As a            As a             As a
                                       Percentage       Percentage       Percentage
                                      of the Public     of the Net      of the Public
      Amount of Investment in           Offering          Amount          Offering
         Single Transaction               Price          Invested          Price
         ------------------           -------------     ----------      -------------
             Less than $   25,000         5.50%           5.82%             4.75%
$ 25,000 but less than $   50,000         5.25            5.54              4.50
$ 50,000 but less than $  100,000         4.75            4.99              4.00
$100,000 but less than $  250,000         3.75            3.90              3.00
$250,000 but less than $  500,000         3.00            3.09              2.50
$500,000 but less than $1,000,000         2.00            2.04              1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Real Estate Fund*
AIM Total Return Bond Fund

                                                                           Dealer
                                        Investor's Sales Charge          Concession
                                      ----------------------------      -------------
                                          As a             As a             As a
                                       Percentage       Percentage       Percentage
                                      of the Public     of the Net      of the Public
     Amount of Investment in            Offering          Amount          Offering
       Single Transaction                 Price          Invested           Price
       ------------------             -------------     ----------      -------------
             Less than $   50,000          4.75%           4.99%             4.00%
$ 50,000 but less than $  100,000          4.00            4.17              3.25
$100,000 but less than $  250,000          3.75            3.90              3.00
$250,000 but less than $  500,000          2.50            2.56              2.00
$500,000 but less than $1,000,000          2.00            2.04              1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                           Dealer
                                        Investor's Sales Charge          Concession
                                      ----------------------------      -------------
                                          As a             As a             As a
                                       Percentage       Percentage        Percentage
                                      of the Public     of the Net      of the Public
     Amount of Investment in            Offering          Amount          Offering
       Single Transaction                 Price          Invested           Price
       ------------------             -------------     ----------      -------------
             Less than $  100,000         1.00%           1.01%             0.75%
$100,000 but less than $  250,000         0.75            0.76              0.50
$250,000 but less than $1,000,000         0.50            0.50              0.40

      AIM FLOATING RATE FUND AND AIM SHORT TERM BOND FUND

                                                                           Dealer
                                        Investor's Sales Charge          Concession
                                      ----------------------------      -------------
                                          As a             As a             As a
                                       Percentage       Percentage       Percentage
                                      of the Public     of the Net      of the Public
   Amount of Investment in              Offering          Amount          Offering
     Single Transaction                  Price           Invested          Price
     ------------------               -------------     ----------      -------------
             Less than $  100,000         2.50             2.56             2.00
$100,000 but less than $  250,000         2.00             2.04             1.50
$250,000 but less than $  500,000         1.50             1.52             1.25
$500,000 but less than $1,000,000         1.25             1.27             1.00

      Beginning on October 31, 2002 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

      LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Fund and Class A shares of AIM Floating Rate Fund and AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Floating Rate Fund and AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. However, if an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Floating Rate Fund and AIM Short Term Bond Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

      AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

      PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Floating Rate Fund or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code"), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

                        1% of the first $2 million
                        plus 0.80% of the next $1 million
                        plus 0.50% of the next $17 million
                        plus 0.25% of amounts in excess of $20 million

      If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

      If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

      If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Floating Rate Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund AIM Floating Rate Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

      PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds, AIM Floating Rate Fund and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                        0.50% of the first $20 million
                        plus 0.25% of amounts in excess of $20 million

      This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

      A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

      With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

      PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

      As used herein, the terms below shall be defined as follows:

      - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

      - "Spouse" is the person to whom one is legally married under state law;

      - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

      - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

      -     "Parent" is a person's biological or adoptive mother or father;

      - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

      -     "Step-parent" is the Spouse of a Child's Parent; and

      - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

      - an Individual (including his or her spouse or domestic partner, and children);

      - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

      - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

      - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

            a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

            b. each transmittal is accompanied by a single check or wire transfer; and

            c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

      HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

      A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

      The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

   Calculating the Initial Sales Charge

   - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

   - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

   - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

   - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

   Calculating the Number of Shares to be Purchased

   - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

   - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

   - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

   - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

   Fulfilling the Intended Investment

   - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

   - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

   - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

   - Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

   Canceling the LOI

   - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

   - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

   Other Persons Eligible for the LOI Privilege

      The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

   LOIs and Contingent Deferred Sales Charges

      All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds, AIM Floating Rate Fund and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

      A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

      If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

      To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

      Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

      If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Floating Rate Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

      OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

      Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

      PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchasers responsibilities to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

      AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

      Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

      -     AIM Management and its affiliates, or their clients;

      - Any current or retired officer, director or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

      - Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

      - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

      -     Purchases through approved fee-based programs;

      - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

                  a.    a plan's initial investment is at least $1 million;

                  b. there are at least 100 employees eligible to participate in the plan; or

                  c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

                  e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

      - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

      - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the same Fund;

      - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

      - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

      - Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

      - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

      - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

      -     Shareholders of Investor Class shares of an AIM Fund;

      -     Qualified Tuition Programs created and maintained in accordance with
            Section 529 of the Code;

      -     Insurance company separate accounts;

      - Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

      - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

                  a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

                  b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

                  c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

      - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

      - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

      In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

      -     the reinvestment of dividends and distributions from a Fund;

      - exchanges of shares of certain Funds; as more fully described in the Prospectus;

      - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc. ("AIS"), or

      -     a merger, consolidation or acquisition of assets of a Fund.

      PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

      The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

      REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

      The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

      OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

      Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Class B1 Shares

      Class B1 shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within four years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B1 shares of the AIM Funds at the time of such sales. Payments will equal 3.00% of the purchase price and will consist of a sales commission equal to 2.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

      Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and [will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%.]These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

      AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Class K Shares

      Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments with Regard to Class K Shares

      For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

      Class P shares of the AIM Summit Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, each registered as a unit investment trust under the 1940 Act. The terms of offering shares of the AIM Summit Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of the AIM Summit Fund are sold to the Summit Plans at net asset value. The Summit Plans are currently closed to new investors.

      The AIM Summit Fund's prospectus for Class P shares provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase Class P shares of the AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of the AIM Summit Fund upon the termination or completion of their periodic payment plans.

      Shareholder inquiries concerning the status of an account in Class P shares of the AIM Summit Fund should be directed to AIS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.

Purchases of Class R Shares

      Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Floating Rate Fund or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                   0.75% of the first $5 million
                   plus 0.50% of amounts in excess of $5 million

      With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

      Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

      Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

      TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

      EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

      GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

      REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption.

An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

      SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

      Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

      Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

      A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, AIM Floating Rate Fund and AIM Short Term Bond Fund, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

      - Redemptions of shares of Category I or II Funds, AIM Floating Rate Fund or AIM Short Term Bond Fund held more than 18 months;

      - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

      -     Redemptions from private foundations or endowment funds;

      - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

      - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund, and shares of AIM Floating Rate Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I or II Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares;

      - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

      - Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

      - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

      - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70-1/2;

      - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

      - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

      - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

      - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

      - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
            1.401(k)-1(d)(2)); and

      - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

      CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

      - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

      - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
            Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
            (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

      - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

      - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

      -     Investment account(s) of AIM.

      CDSCs will not apply to the following redemptions of Class C shares:

      - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

      - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

      - Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

      - Redemptions of Class C shares of AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.

      CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

      CDSCs will not apply to the following redemptions of Class R shares:

      - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

      GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor must supply AIS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

      AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent.

      TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

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

      SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

      Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

      TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

      INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      The following formula may be used to determine the public offering price per Class A share of an investor's investment:

      Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on August 31, 2005, AIM Multi-Sector Fund
- Class A shares had a net asset value per share of $24.16. The offering price, assuming an initial sales charge of 5.50%, therefore was $25.57.

      Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value

      The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

      Each equity security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

      Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

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

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of the Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

      When purchase orders are received prior to noon EST, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).

      Dividends on Class C and Class R shares are expected to be lower than those for Class A and Class B1 shares because of higher distribution fees paid by Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      The fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or collectively in the securities of certain publicly traded partnerships.

      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      Under an IRS revenue procedure, the Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, the Fund may make an election to treat such gain or loss as capital.

      [Certain hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).]

      [Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that the Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and
Section 1092 unless certain elections are made by the Fund.]

      [Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.]

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of the Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      SWAP AGREEMENTS. The Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.

      FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

      The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Ordinary income dividends paid by the Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by the Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by the Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of its shares.

      Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received.

      Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      If a shareholder (a) incurs a sales load in acquiring shares of the Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

      BACKUP WITHHOLDING. The Fund may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.

      As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that the Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

      If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of a "U.S. real property interest" will be treated as gain directly recognized by the foreign shareholder from the sale or exchange of a "U.S. real property interest," with the consequence that such portion will be treated as income effectively connected with a U.S. trade or business and will be subject to income tax at a rate of 35%. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return. A "U.S. real property interest" is, generally, (i) an interest in real property located in the United States or the Virgin Islands or (ii) an interest in a domestic corporation unless the taxpayer establishes that during the five years ending on the date of disposition (the "testing period") the fair market value of the corporation's real property interests is less than 50% of the sum of the value of its real property interest plus other assets held for use in a trade or business. However, an interest that the Fund holds in another regulated investment company (or in a REIT) in which foreign persons have, at all times during the testing period, held less than 50% in value of its stock will not be treated as a "U.S. real property interest."

      In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

      Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Foreign shareholders may be subject to U.S. withholding tax on a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 13, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

      The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B1 shares, Class C shares and Class R shares (collectively the "Plans").

      The Fund, pursuant to its Class A Class B1, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

         FUND               CLASS A     CLASS B1     CLASS C     CLASS R
----------------------      -------     --------     -------     -------
AIM Floating Rate Fund       0.25%       0.25%       0.75%        0.50%

      All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

      Amounts payable by the Fund under the Class A, Class B1, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. These Plans do not obligate the Fund to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Fund will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class B1, Class C or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

      The Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B1, Class C and Class R shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

      AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

      Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate specified in each agreement based on the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

      Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.

      Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

      Amounts paid by each class of shares of the Closed-End Fund to AIM Distributors pursuant to the distribution plans pursuant to Rule 12-1 under the 1940 Act with respect to the Closed-End Fund's Class B and Class C shares for the fiscal year ended December 31, 2005 and an estimate by category of the allocation of actual fees paid by each class of shares of the Closed-End Fund pursuant to its respective distribution plan for the fiscal year ended December 31, 2005 will be included in this Statement of Additional Information at the effective time of the Reorganization.

      As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

      The anticipated benefits that may result from the Plans with respect to the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

      Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to the Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

      Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

DISTRIBUTOR

      The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

      AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C shares of the Fund at the time of such sales.

      AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.50%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.50% and a service fee of 0.25%.

      The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

      Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of Class B and Class C shares of the Closed-End Fund for the last three fiscal years ended December 31, will be included in this Statement of Additional Information at the effective time of the Reorganization.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:

                                  P(1+T)(n)=ERV

Where       P    =   a hypothetical initial payment of $1,000;

            T    =   average annual total return (assuming the applicable
                     maximum sales load is deducted at the beginning of the one, five, or ten year periods);

            n    =   number of years; and

            ERV  =   ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the one, five and ten year periods at the end of the one, five, or ten year periods (or fractional portion of such period).

      The average annual total returns for the Closed-End Fund, with respect to its Class B and Class C shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 will be included in this Statement of Additional Information as of the effective time of the Reorganization.

      Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase; (2) Class B1 and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (4) Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                  P(1+U)(n)=ERV

Where       P    =   a hypothetical initial payment of $1,000;

            U    =   average annual total return assuming payment of only a
                     stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

            n    =   number of years; and

            ERV  =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where       P    =   a hypothetical initial payment of $1,000;

            V    =   cumulative total return assuming payment of all of, a
                     stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

            ERV  =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      The cumulative total returns for the Closed-End Fund, with respect to its Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

Calculation of Certain Performance Data

      The Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class A shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class A shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Closed-End Fund's Class B shares at net asset value, which restated performance will reflect the distribution and service fees applicable to Class B shares of the Closed-End Fund (which are the same as the Rule 12b-1 fees applicable to Class A shares of the Fund). If the Fund's Class A shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class A shares since their inception and the restated historical performance of the Closed-End Fund's Class B shares (for periods prior to the inception of the Fund's Class A shares) at net asset value, which restated performance will reflect the distribution and service fees applicable to Class B shares of the Closed-End Fund (which are the same as the Rule 12b-1 fees applicable to Class A shares of the Fund). If the Fund's Class A shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class A shares.

      The Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class B1 shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class B1 shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Closed-End Fund's Class B shares at net asset value, which restated performance will reflect the distribution and service fees applicable to Class B shares of the Closed-End Fund (which are the same as the Rule 12b-1 fees applicable to Class B1 shares of the Fund). If the Fund's Class B1 shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class B1 shares since their inception and the restated historical performance of the Closed-End Fund's Class B shares (for periods prior to the inception of the Fund's Class B1 shares) at net asset value, which restated performance will reflect the distribution and service fees applicable to Class B shares of the Closed-End Fund (which are the same as the Rule 12b-1 fees applicable to Class B1 shares of the Fund). If the Fund's Class B1 shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class B1 shares.

      The Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class C shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class C shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Closed-End Fund's Class C shares at net asset value, which restated performance will reflect the distribution and service fees applicable to Class C shares of the Closed-End Fund (which are the same as the Rule 12b-1 fees applicable to Class C shares of the Fund). If the Fund's Class C shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class C shares since their inception and the restated historical performance of the Closed-End Fund's Class C shares (for periods prior to the inception of the Fund's Class C shares) at net asset value, which restated performance will reflect the distribution and service fees applicable to Class C shares of the Closed-End Fund (which are the same as the Rule 12b-1 fees applicable to Class C shares of the Fund). If the Fund's Class C shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class C shares.

      The Fund may use a restated or blended performance calculation to derive certain performance data shown for its Class R shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Closed-End Fund's Class B shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class R shares of the Fund (which are higher than the distribution and service fees applicable to Class B shares of the Closed-End Fund). If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Closed-End Fund's Class B shares (for periods prior to the inception of the Fund's Class R shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class R shares of the Fund (which are higher than the distribution and service fees applicable to Class B shares of the Closed-End Fund). If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

      The Fund may use a restated or blended performance calculation to derive certain performance data shown for its Institutional Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Closed-End Fund's Class B shares at net asset value, which restated performance will reflect the distribution and service fees applicable to Class B shares of the Closed-End Fund. If the Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Closed-End Fund's Class B shares (for periods prior to the inception of the Fund's Institutional Class shares) at net asset value, which restated performance will reflect the distribution and service fees applicable to Class B shares of the Closed-End Fund. If the Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Institutional Class shares.

      A restated or blended performance calculation may be used to derive (i) the Fund's standardized average annual total returns over a stated period and
(ii) the Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

      The Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                P(1+T)(n)= ATV(D)

where       P       =   a hypothetical initial payment of $1,000 ;

            T       =   average annual total return (after taxes on
                        distributions);

            n       =   number of years; and

            ATV(D)  =   ending value of a hypothetical $1,000 payment made at
                        the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

            Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B1 and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

            The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

            The average annual total returns (after taxes on distributions) for the Closed-End Fund, with respect to its Class B and Class C shares, for the one, five, and ten year periods (or since inception if less than ten years) ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

      The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                P(1+T)(n)= ATV(DR)

where       P       =   a hypothetical initial payment of $1,000;

            T       =   average annual total return (after taxes on
                        distributions and redemption);

            n       =   number of years; and

            ATV(DR) =   ending value of a hypothetical $1,000 payment made at
                        the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B1 and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      The average annual total returns (after taxes on distributions and redemption) for the Closed-End Fund, with respect to its Class B and Class C shares, for the one, five, and ten year periods (or since inception if less than ten years) ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

Yield Quotation

      Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

      A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

      A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      The standard formula for calculating yield for the Fund is as follows:

                        YIELD = 2[((a-b)/(c x d)+1)(6)-1]

Where       a    =   dividends and interest earned during a stated 30-day
                     period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                     Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

            b    =   expenses accrued during period (net of reimbursements).

            c    =   the average daily number of shares outstanding during the
                     period that were entitled to receive dividends.

            d    =   the maximum offering price per share on the last day of the period.

      The standard formula for calculating annualized 7-day yield for the Fund is as follows:

                          Base Period Return x 365
                                               ---
                                                7

      Where Y    =   annualized yield.

            Base Period Return = (V(1) - V(0))
                                 -------------
                                      V(0)

            V(0) = the value of a hypothetical pre-existing account in the AIM Money Market Fund having a balance of one share at the beginning of a stated seven-day period.

            V(1) = the value of such an account at the end of the stated period.

      The standard formula for calculating effective annualized yield for the Fund is as follows:

                 EY  = (Base Period Return + 1)(365/7) - 1

      Where EY   =   effective annualized yield.

            Y    =   annualized yield, as determined above.

Distribution Rate

      From time to time the Fund may include its distribution rate for various specified time periods in advertisements or information furnished to present or prospective shareholders.

      The distribution rate of the Fund refers to the income generated by an investment in the Fund over a stated period. The distribution rate is calculated by annualizing the Fund's distributions per Share during such period and dividing the annualized distribution by the Fund's maximum offering price per share or the Fund's net asset value per share on the last day of such period.

      The calculation of distribution rate does not reflect the imposition of any front-end loads, CDSCs or the amount of any shareholder's tax liability.

      Distribution rate is based on the Fund's historical performance and is not intended to indicate further performance. The Fund's distribution rate is expected to fluctuate depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities comprising the Fund's investments, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

      On occasion, the Fund may compare its SEC yield and/or distribution rate to (1) LIBOR, quoted daily in The Wall Street Journal, (2) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (5) yield and/or distribution rate data published by Lipper analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield and/or distribution rate quotations, yield and/or distribution rate comparisons should not be considered indicative of the Fund's yield for any future period.

Performance Information

      All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

      The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

[Advertising Age
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Changing Times
Christian Science Monitor
Consumer Reports
Economist
FACS of the Week
Financial Planning
Financial Product News
Financial Services Week
Financial World
Forbes
Fortune
Hartford Courant
Inc.
Institutional Investor
Insurance Forum
Insurance Week
Investor's Business Daily
Journal of the American
Society of CLU & ChFC
Kiplinger Letter
Money
Mutual Fund Forecaster
Nation's Business
New York Times
Pension World
Pensions & Investments
Personal Investor
Philadelphia Inquirer
The Bond Buyer
USA Today
U.S. News & World Report
Wall Street Journal
Washington Post
CNN
CNBC
PBS]

      The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

      [Bank Rate Monitor
      Bloomberg
      Donoghue's
      Lehman Live
      Lipper, Inc.
      Mutual Fund Values (Morningstar)
      Stanger
      Weisenberger]

      The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      CSFB Leveraged Loan Index
      Lehman Brothers U.S. Aggregate Bond Index
      [Lipper CE Loan Participation Index]

      The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analysis of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

      Regulatory Action Alleging Market Timing

      On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

      If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP"), from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

      On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

      On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to challenge this action, which they intend to do.

      Private Civil Actions Alleging Market Timing

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of November 17, 2005 is set forth in Appendix H-1.

      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings, with one exception. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix H-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix H-1.

      Private Civil Actions Alleging Improper Use of Fair Value Pricing

      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix H-2.

      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of November 17, 2005 is set forth in Appendix H-3.

      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

      A shareholder derivative suit has been filed against IFG and ADI alleging that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. The lawsuit has been filed in Federal court and seeks such remedies as damages; injunctive relief; and attorneys' and experts' fees. The lawsuit either has been served or has had service of process waived, as of November 17, 2005 and is set forth in Appendix H-4.

      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of November 17, 2005 is set forth in Appendix H-5.

      Other Actions Involving Closed-End AIM Floating Rate Fund

      The Closed-End Fund, the Fund's predecessor, is a named defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. A list identifying such lawsuits that have been served on the Closed-End Fund, or for which service of process has been waived, as of April 25, 2005, is set forth in Appendix H-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings are as follows:

      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:    Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:    Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:    Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA:   Bonds considered to be investment grade and of very high credit quality.
The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:    High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:    Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                    EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF OCTOBER 7, 2005)

             SERVICE PROVIDER                                  DISCLOSURE CATEGORY
----------------------------------------    ------------------------------------------------------
Ballard Spahr Andrews & Ingersoll, LLP      Legal Counsel

Foley & Lardner LLP                         Legal Counsel (for certain AIM Funds)

Kramer, Levin Naftalis & Frankel LLP        Legal Counsel

PricewaterhouseCoopers LLP                  Independent Registered Public Accounting Firm

Brown Brothers Harriman & Co.               Securities Lender (for certain AIM Funds)

MS Securities Services, Inc.                Securities Lender (for certain AIM Funds)

Morgan Stanley & Co.                        Securities Lender (for certain AIM Funds)

Fitch, Inc.                                 Rating & Ranking Agency (for certain AIM Funds)

iMoneyNet                                   Ranking Agency (for certain AIM funds)

Lipper Inc.                                 Rating & Ranking Agency (for certain AIM Funds)

Moody's Investors Service                   Rating & Ranking Agency (for certain AIM Funds)

Institutional Shareholder Services, Inc.    Proxy Voting Service

State Street Bank and Trust Company         Custodian (for certain AIM Funds),  Software Provider,
                                            Securities Lender (for certain AIM Funds), Line of
                                            Credit Provider (for certain AIM Funds)

The Bank of New York                        Custodian (for certain AIM Funds)

JP Morgan Securities Inc.                   Line of Credit Provider (for certain AIM Funds)

Citigroup Global Markets Inc.               Line of Credit Provider (for certain AIM Funds)

JPMorgan Chase Bank                         Line of Credit Provider (for certain AIM Funds)

AIM Investment Services, Inc.               Transfer Agent

Bloomberg                                   System Provider (for certain AIM Funds)

Reuters America Inc.                        Pricing Service (for certain AIM Funds)

The MacGregor Group, Inc.                   Software Provider

Thomson Financial, Inc.                     Software Provider

Xcitek Solutions Plus                       Software Provider

Bowne & Co., Inc.                           Financial Printer

CENVEO                                      Financial Printer

Classic Printers Inc.                       Financial Printer

Color Dynamics                              Financial Printer

Earth Color Houston                         Financial Printer

EMCO Press                                  Financial Printer

Grover Printing                             Financial Printer

Gulfstream Graphics Corp.                   Financial Printer

Signature                                   Financial Printer

Southwest Precision Printers, Inc.          Financial Printer

ABN Amro Financial Services, Inc.           Broker (for certain AIM Funds)

BB&T Capital Markets                        Broker (for certain AIM Funds)

Belle Haven Investments L.P.                Broker (for certain AIM Funds)

             SERVICE PROVIDER                     DISCLOSURE CATEGORY
--------------------------------------      -------------------------------
BOSC, Inc.                                  Broker (for certain AIM Funds)

Cabrera Capital Markets                     Broker (for certain AIM Funds)

Coastal Securities, LP                      Broker (for certain AIM Funds)

Duncan-Williams, Inc.                       Broker (for certain AIM Funds)

Fidelity Investments                        Broker (for certain AIM Funds)

First Albany Capital                        Broker (for certain AIM Funds)

First Tryon Securities                      Broker (for certain AIM Funds)

Anglemyer & Co.                             Analyst (for certain AIM Funds)

Empirical Research Partners                 Analyst (for certain AIM Funds)

Factset Research Systems, Inc.              Analyst (for certain AIM Funds)

Global Trend Alert                          Analyst (for certain AIM Funds)

J.P. Morgan Chase                           Analyst (for certain AIM Funds)

Kevin Dann & Partners                       Analyst (for certain AIM Funds)

Muzea Insider Consulting Services, LLC      Analyst (for certain AIM Funds)

Noah Financial, LLC                         Analyst (for certain AIM Funds)

Piper Jaffray                               Analyst (for certain AIM Funds)

RBC Capital Markets                         Analyst (for certain AIM Funds)

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                             As of November 30, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                      OTHER TRUSTEESHIP(S)
             TRUST                 SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1) -- 1946         2003    Director and Chairman, A I M Management Group      None
Trustee, President, Vice Chair              Inc. (financial services holding company);
and Principal Executive Officer             Director and Vice Chairman, AMVESCAP PLC and
                                            Chairman, AMVESCAP PLC - AIM Division (parent
                                            of AIM and a global investment management firm)

                                            Formerly:  President and Chief Executive
                                            Officer, A I M Management Group Inc.; Director,
                                            Chairman and President, A I M Advisors, Inc.
                                            (registered investment advisor); Director and
                                            Chairman, A I M Capital Management, Inc.
                                            (registered investment advisor), A I M
                                            Distributors, Inc. (registered broker dealer),
                                            AIM Investment Services, Inc. (registered
                                            transfer agent), and Fund Management Company
                                            (registered broker dealer); and Chief Executive
                                            Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       1998    Director, President and Chief Executive            None
Trustee and Executive Vice                  Officer, A I M Management Group Inc. (financial
President                                   services holding company); Director and
                                            President, A I M Advisors, Inc. (registered
                                            investment advisor); Director, A I M Capital
                                            Management, Inc. (registered investment
                                            advisor) and A I M Distributors, Inc.
                                            (registered broker dealer); Director and
                                            Chairman, AIM Investment Services, Inc.
                                            (registered transfer agent), Fund Management
                                            Company (registered broker dealer); and INVESCO
                                            Distributors, Inc. (registered broker dealer);
                                            and Chief Executive Officer, AMVESCAP PLC - AIM
                                            Division (parent of AIM and a global investment
                                            management firm)

-----------------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                      OTHER TRUSTEESHIP(S)
             TRUST                 SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   --------------------
                                            Formerly: Director, Chairman, President and
                                            Chief Executive Officer, INVESCO Funds Group,
                                            Inc.; President and Chief Executive Officer,
                                            INVESCO Distributors, Inc.; and Chief Executive
                                            Officer, AMVESCAP PLC - Managed Products; and
                                            Chairman, A I M Advisors, Inc.

INDEPENDENT TRUSTEES

Bruce L. Crockett --  1944          2003    Chairman, Crockett Technology Associates           ACE Limited
Trustee and Chair                           (technology consulting company)                    (insurance company);
                                                                                               and Captaris, Inc.
                                                                                               (unified messaging
                                                                                               provider)

Bob R. Baker - 1936                 1983    Retired                                            None
Trustee

Frank S. Bayley -- 1939             2003    Retired                                            Badgley Funds, Inc.
Trustee                                                                                        (registered
                                            Formerly:  Partner, law firm of Baker & McKenzie   investment company
                                                                                               (2 portfolios))

James T. Bunch - 1942               2000    Co-President and Founder, Green, Manning &         None
Trustee                                     Bunch Ltd., (investment banking firm); and
                                            Director, Policy Studies, Inc. and Van Gilder
                                            Insurance Corporation

Albert R. Dowden -- 1941            2003    Director of a number of public and private         None
Trustee                                     business corporations, including the Boss
                                            Group, Ltd. (private investment and management)
                                            ; Cortland Trust, Inc. (Chairman) (registered
                                            investment company (3 portfolios)); Annuity and
                                            Life Re (Holdings), Ltd. (insurance company);
                                            and CompuDyne Corporation (provider of products
                                            and services to the public security market)

                                            Formerly:  Director, President and Chief
                                            Executive Officer, Volvo Group North America,
                                            Inc.; Senior Vice President, AB Volvo; and
                                            director of various affiliated Volvo companies

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                      OTHER TRUSTEESHIP(S)
             TRUST                 SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   --------------------
Edward K. Dunn, Jr. -- 1935         2003    Retired                                            None
Trustee

Jack M. Fields -- 1952              2003    Chief Executive Officer, Twenty First Century      Administaff; and
Trustee                                     Group, Inc. (government affairs company) and       Discovery Global
                                            Owner, Dos Angelos  Ranch, L.P.                    Education Fund
                                            Formerly:  Chief Executive Officer, Texana         (non-profit)
                                            Timber LP (sustainable forestry company)

Carl Frischling -- 1937             2003    Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
Trustee                                     Frankel LLP                                        (registered
                                                                                               investment company
                                                                                               (3 portfolios))

Gerald J. Lewis - 1933              2000    Chairman, Lawsuit Resolution Services (San         General Chemical
Trustee                                     Diego, California)                                 Group, Inc.

Prema Mathai-Davis - 1950           2003    Formerly: Chief Executive Officer, YWCA of the     None
Trustee                                     USA

Lewis F. Pennock -- 1942            2003    Partner, law firm of Pennock & Cooper              None
Trustee

Ruth H. Quigley -- 1935             2003    Retired                                            None
Trustee

Larry Soll - 1942                   1997    Retired                                            None
Trustee

Raymond Stickel, Jr. - 1944         2005    Retired                                            None
Trustee                                     Formerly; Partner, Deloitte & Touche

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                      OTHER TRUSTEESHIP(S)
             TRUST                 SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   --------------------
OTHER OFFICERS

Lisa O. Brinkley -- 1959            2004    Senior Vice President, A I M Management Group      N/A
Senior Vice President and                   Inc. (financial services holding company);
Chief Compliance Officer                    Senior Vice President and Chief Compliance
                                            Officer, A I M Advisors, Inc.; Vice President
                                            and Chief Compliance Officer, A I M Capital
                                            Management, Inc. and Vice President, A I M
                                            Distributors, Inc., AIM Investment Services,
                                            Inc. and Fund Management Company

                                            Formerly:  Senior Vice President and Compliance
                                            Director, Delaware Investments Family of Funds;
                                            and Chief Compliance Officer, A I M
                                            Distributors, Inc.

Russell C. Burk  - 1958             2005    Formerly: Director of Compliance and Assistant     N/A
Senior Vice President and                   General Counsel, ICON Advisers, Inc.; Financial
Senior Officer                              Consultant, Merrill Lynch; General Counsel and
                                            Director of Compliance, ALPS Mutual Funds, Inc.

Kevin M. Carome - 1956 Senior       2003    Director, Senior Vice President, Secretary and     N/A
Vice President, Chief Legal                 General Counsel, A I M Management Group Inc.
Officer and Secretary                       (financial services holding company) and A I M
                                            Advisors, Inc.; Director and Vice President,
                                            INVESCO Distributors, Inc.; Vice President,
                                            A I M Capital Management, Inc., AIM Investment
                                            Services, Inc.;  and Fund Management Company;
                                            and Senior Vice President, A I M Distributors,
                                            Inc.

                                            Formerly:  Senior Vice President and General
                                            Counsel, Liberty Financial Companies, Inc.; and
                                            Senior Vice President and General Counsel,
                                            Liberty Funds Group, LLC; Vice President, A I M
                                            Distributors, Inc., and Director and General
                                            Counsel, Fund Management Company

Robert G. Alley - 1948              2003    Managing Director, Chief Fixed Income Officer      N/A
Vice President                              and Senior Investment Officer, A I M Capital
                                            Management, Inc. and Vice President, A I M
                                            Advisors, Inc.

Sidney M. Dilgren -- 1961           2004    Vice President and Fund Treasurer, A I M           N/A
Vice President, Treasurer and               Advisors, Inc.
Principal Financial Officer
                                            Formerly:  Senior Vice President, AIM
                                            Investment Services, Inc. and Vice President,
                                            A I M Distributors, Inc.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                      OTHER TRUSTEESHIP(S)
             TRUST                 SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        HELD BY TRUSTEE
-------------------------------   -------   ------------------------------------------------   --------------------
J. Philip Ferguson -  1945          2005    Senior Vice President and Chief Investment         N/A
Vice President                              Officer, A I M Advisors Inc.; Director,
                                            Chairman, Chief Executive Officer, President
                                            and Chief Investment Officer, A I M Capital
                                            Management, Inc; Executive Vice President, A I
                                            M Management Group Inc.

                                            Formerly:  Senior Vice President, AIM Private
                                            Asset Management, Inc.; Chief Equity Officer,
                                            and Senior Investment Officer, A I M Capital
                                            Management, Inc.; and Managing Partner, Beutel,
                                            Goodman Capital Management

Karen Dunn Kelley -- 1960           2003    Director of Cash Management, Managing Director     NA
Vice President                              and Chief Cash Management Officer, A I M
                                            Capital Management, Inc., Director and
                                            President, Fund Management Company; and Vice
                                            President, A I M Advisors, Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2005

                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                            SECURITIES IN ALL REGISTERED
                                                           INVESTMENT COMPANIES OVERSEEN
                      DOLLAR RANGE OF EQUITY SECURITIES            BY TRUSTEE IN
  NAME OF TRUSTEE                 PER FUND                   THE AIM FAMILY OF FUNDS(R)
-------------------   ---------------------------------   --------------------------------
Robert H. Graham                     [$ ]                         [Over $100,000]

Mark H. Williamson                   [$ ]                         [Over $100,000]

Bob R. Baker                         [$ ]                         [Over $100,000]

Frank S. Bayley                      [$ ]                         [Over $100,000]

James T. Bunch                       [$ ]                       [Over $100,000(3)]

Bruce L. Crockett                    [$ ]                       [Over $100,000(3)]

Albert R. Dowden                     [$ ]                         [Over $100,000]

Edward K. Dunn, Jr.                  [$ ]                        [Over $100,000(3)]

Jack M. Fields                       [$ ]                        [Over $100,000(3)]

Carl Frischling                      [$ ]                        [Over $100,000(3)]

Gerald J. Lewis                      [$ ]                        [Over $100,000(3)]

Prema Mathai-Davis                   [$ ]                        [Over $100,000(3)]

Lewis F. Pennock                     [$ ]                         [Over $100,000]

---------------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2005

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                                              INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES            BY TRUSTEE IN
    NAME OF TRUSTEE                  PER FUND                   THE AIM FAMILY OF FUNDS(R)
----------------------   ---------------------------------   --------------------------------
Ruth H. Quigley                         [$ ]                       [$10,001 - $50,000]

Larry Soll                              [$ ]                        [Over $100,000(3)]

Raymond Stickel, Jr(4)                  [$ ]                               [-0-]

---------------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(4) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:

                                               RETIREMENT
                              AGGREGATE         BENEFITS                           TOTAL
                          COMPENSATION FROM      ACCRUED     ESTIMATED ANNUAL   COMPENSATION
                                 THE             BY ALL        BENEFITS UPON    FROM ALL AIM
        TRUSTEE              TRUST(1)(2)      AIM FUNDS(3)     RETIREMENT(4)    FUNDS(5)(6)
-----------------------   -----------------   ------------   ----------------   ------------
Bob R. Baker              $          2,165

Frank S. Bayley                      2,306

James T. Bunch                       2,024

Bruce L. Crockett                    3,432

Albert R. Dowden                     2,306

Edward K. Dunn, Jr.                  2,306

Jack M. Fields                       2,014

Carl Frischling(7)                   2,024

Gerald J. Lewis                      2,024

Prema Mathai-Davis                   2,165

Lewis F. Pennock                     2,024

Ruth H. Quigley                      2,165

Louis S. Sklar(8)                      749

Larry Soll                           2,024

Raymond Stickel, Jr.(9)                N/A

---------------
(1) Amounts shown are based on the fiscal year ended August 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2005, including earnings, was $_________.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for fund expenses related to market timing matters. AMVESCAP did not reimburse the Trust any compensation pursuant to such agreement during the twelve month period ended August 31, 2005.

(3) During the fiscal year ended August 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $__________.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $_________ of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2005.

(7) During the fiscal year ended August 31, 2005, the Trust paid $_________ in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)   Mr. Sklar retired effective December 31, 2004.

(9)   Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E
                          PROXY POLICIES AND PROCEDURES
                            (DATED FEBRUARY 10, 2005)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

      (1)   describe any real or perceived conflict of interest,

      (2)   discuss any procedure used to address such conflict of interest,

      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

      - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

      - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

      I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                                ________________________________
                                                          Print Name

____________________                            ________________________________
        Date                                               Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

      - Are inside directors or affiliated outside directors and the full board is less than majority independent

      - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

      - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

      - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

      -     Two-thirds independent board

      -     All-independent key committees

      -     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.    Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.    Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.    Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

      -     Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

      - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spin-off

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.    State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.    Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

      - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.    Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                     Russell 3000                        Non-Russell 3000

                                                      STANDARD     MEAN +                    STANDARD     MEAN + STD
    GICS              GICS DSEC             MEAN      DEVIATION    STD DEV       MEAN        DEVIATION        DEV
------------   -------------------------    ----      ---------    -------       ----        ---------    ----------
1010           Energy                       1.60%       1.02%        2.61%       2.59%         2.19%         4.78%
1510           Materials                    1.55%        .81%        2.36%       2.54%         1.92%         4.46%
2010           Capital Goods                1.86%       1.19%        3.05%       3.23%         2.93%         6.17%
2020           Commercial Services &
                 Supplies                    287%       1.53%        4.40%       4.39%         3.68%         8.07%
2030           Transportation               2.10%       1.50%        3.60%       2.44%         2.22%         4.66%
2510           Automobiles &
                 Components                 2.10%       1.37%        3.48%       2.90%         2.28%         5.18%
2520           Consumer Durables &
                 Apparel                    2.40%       1.51%        3.90%       3.42%         2.79%         6.21%
2530           Hotels Restaurants &
                 Leisure                    2.39%       1.08%        3.48%       3.30%         2.87%         6.17%
2540           Media                        2.34%       1.50%        3.84%       4.12%         2.89%         7.01%
2550           Retailing                    2.89%       1.95%        4.84%       4.26%         3.50%         7.75%
3010 to 3030   Food & Staples
                 Retailing                  1.98%       1.50%        3.48%       3.37%         3.32%         6.68%
3510           Health Care Equipment &
                 Services                   3.24%       1.96%        5.20%       4.55%         3.24%         7.79%
3520           Pharmaceuticals &
                 Biotechnology              3.60%       1.72%        5.32%       5.77%         4.15%         9.92%
4010           Banks                        1.44%       1.17%        2.61%       1.65%         1.60%         3.25%
4020           Diversified Financials       3.12%       2.54%        5.66%       5.03%         3.35%         8.55%
4030           Insurance                    1.45%        .88%        2.32%       2.47%         1.77%         4.24%
4040           Real Estate                  1.01%        .89%        1.90%       1.51%         1.50%         3.01%
4510           Software & Services          5.44%       3.05%        8.49%       8.08%         6.01%        14.10%
4520           Technology Hardware &
                 Equipment                  4.00%       2.69%        6.68%       5.87%         4.25%        10.12%
4530           Semiconductors &
                 Semiconductor Equipment    5.12%       2.86%        7.97%       6.79%         3.95%        10.74%
5010           Telecommunications
                 Services                   2.56%       2.39%        4.95%       4.66%         3.90%         8.56%
5510           Utilities                     .90%        .65%        1.55%       3.74%         4.63%         8.38%
1010           Energy                       1.60%       1.02%        2.61%       2.59%         2.19%         4.78%
1510           Materials                    1.55%        .81%        2.36%       2.54%         1.92%         4.46%
2010           Capital Goods                1.86%       1.19%        3.05%       3.23%         2.93%         6.17%
2020           Commercial Services &
                 Supplies                    287%       1.53%        4.40%       4.39%         3.68%         8.07%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

      -     Base salary, bonus, long-term incentives

      - Accumulative realized and unrealized stock option and restricted stock gains

      - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

      -     Payment if termination occurs within 12 months: $_____

      -     Payment if "not for cause" termination occurs within 12 months:
            $______

      -     Payment if "change of control" termination occurs within 12 months:
            $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants 2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

      -     Director stock ownership guidelines

            -     A minimum of three times the annual cash retainer.

      Vesting schedule or mandatory holding/deferral period

            - A minimum vesting of three years for stock options or restricted stock, or

            - Deferred stock payable at the end of a three-year deferral period.

      -     Mix between cash and equity

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     Retirement/Benefit and Perquisites programs

            - No retirement/benefits and perquisites provided to non-employee directors.

      -     Quality of disclosure

            - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the re-pricing

      -     Value-for-value exchange

      -     Treatment of surrendered options

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.    Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

      - Terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting

      -     R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      - Any voluntary labeling initiatives undertaken or considered by the company

      - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      - The company's existing healthcare policies, including benefits and healthcare access for local workers

      -     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its sub-prime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spin-off

      - Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

      - The feasibility of financially quantifying environmental risk factors,

      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      -     The costs associated with implementing improved standards,

      - The potential costs associated with remediation resulting from poor environmental performance, and

      - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      -     Risks associated with certain international markets

      -     The utility of such a report to shareholders

      - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      -     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

      - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding;

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      - are interested directors and sit on the audit or nominating committee; or

      -     are interested directors and the full board serves as the audit or

      - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance as compared with peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

      - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

      - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

      All information listed below is as of November 30, 2005.

AIM ADVANTAGE HEALTH SCIENCES FUND

                                           CLASS A SHARES          CLASS B SHARES        CLASS C SHARES
                                           --------------          --------------        --------------
                                             PERCENTAGE              PERCENTAGE            PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF                OWNED OF              OWNED OF
PRINCIPAL HOLDER                               RECORD                  RECORD                RECORD
----------------------------------         --------------          --------------        --------------
AMVESCAP National Trust
Company
Don E. Beach                                      --                   5.34%                    --
215 Montgomery Dr.
Moulton AL  35650-1486

Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds                             7.61%                    --                     --
101 Montgomery St.
San Francisco CA  94104-4122

Citigroup Global Markets Attn:
Cindy Tempesta 7th Floor
333 West 34th St                                9.27%                    --                     --
New York, NY  10001-2402

Merrill Lynch
4800 Deer Lake Dr East                          7.31%                  7.07%                 22.85%
Jacksonville FL 32246-6484

Morgan Stanley DW
Attn Mutual Fund Operations
3 Harborside Pl Fl 6                            6.78%                  5.48%                    --
Jersey City, NJ 07311-3907

AIM MULTI-SECTOR FUND

                                                                                                 INSTITUTIONAL
                                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES     CLASS SHARES
                                           --------------    --------------   --------------     -------------
                                             PERCENTAGE        PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF          OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                               RECORD            RECORD           RECORD            RECORD
------------------------------------       --------------    --------------   --------------     -------------
Charles Schwab & Co Inc.
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds                            28.87%               --               --                 --
101 Montgomery St.
San Francisco CA 94104-4122

Merrill Lynch
4800 Deer Lake Dr East                            --                --             6.50%                --
Jacksonville FL, 32246-6484

AIM Growth Allocation Fund
Omnibus Account
C/O AIM Advisors                                  --                --               --              52.09%
11 E. Greenway Plz Ste 100
Houston TX 77046-1113

AIM Moderate Asset Allocation Fund
Omnibus Account
C/O AIM Advisors                                  --                --               --              36.73%
11 E. Greenway Plz Ste 100
Houston TX 77046-1113

AIM Moderate Growth Allocation Fund
Omnibus Account
C/O AIM Advisors                                  --                --               --               7.16%
11 E. Greenway Plz Ste 100
Houston TX 77046-1113

Control persons and principal holders data of the Closed-End Fund will be included in this statement of additional information at the effective time of the reorganization.

Management Ownership

As of November 30, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Fund

                                   APPENDIX G
                                PORTFOLIO MANAGER

                              As of August 31, 2005

                             INVESTMENTS IN THE FUND

  NAME OF PORTFOLIO MANAGER          DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-----------------------------        -------------------------------------------
                             AIM FLOATING RATE FUND
Thomas Ewald                                      [$ ]

DESCRIPTION OF COMPENSATION STRUCTURE

INVESCO SENIOR SECURED MANAGEMENT, INC.

      Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

-------------------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

      Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                              As of August 31, 2005

      AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

   NAME OF PORTFOLIO        NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
        MANAGER                           AND TOTAL ASSETS BY CATEGORY
--------------------------------------------------------------------------------
                            AIM GLOBAL REAL ESTATE FUND
Thomas Ewald                [2] Unregistered Pooled Investment Vehicles with
                            $[560,635,367]in total assets under management

POTENTIAL CONFLICTS OF INTEREST

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      AIM and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                  APPENDIX H-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of November 17, 2005 (with the exception of the Sayegh lawsuit discussed below).

      RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

      MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD
      J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

      RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
      V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND
      L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

      This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

      L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
      Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

      GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
      Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

      STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

      AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

      PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

      LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

      STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

      INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

      SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

      HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

      Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

      RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL
      D. LEGOSKI, MICHAEL K.

      BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)
      (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

      CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM
      J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

      36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

      On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

      On November 3, 2005, the Court issued short opinions on the pending motions to dismiss the shareholder class action (Lepera) and derivative (Essenmacher) complaints. For the most part, the opinions extended to the AIM/IFG track the Court's earlier rulings on parallel motions to dismiss in the Janus track. Thus, the Court dismissed the derivative complaint in its entirety except for the excessive-fee claim under Section 36(b) of the 1940 Act. With respect to the shareholder class action complaint, the Court dismissed all claims except the excessive-fee claim under Section 36(b) of the 1940 Act and the securities fraud claims under Section 10(b) of the Exchange Act. In so doing, the Court reserved for further consideration the motion to dismiss the
Section 10(b) claims against AIM, ADI, and AMVESCAP, and that portion of the motion to dismiss is still pending. As a result of the Court's November 3, 2005 rulings, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. The MDL Court heard oral arguments on defendants' motions to dismiss the Calderon lawsuit on September 21, 2005, and no decision has been made to date by the MDL Court.

                                  APPENDIX H-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

      The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of November 17, 2005.

      T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. On September 20, 2005, the Court consolidated the nine cases on this subject matter, including the case against AIM.

      JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX H-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of November 17, 2005.

      All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed.

      RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX H-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

      The following civil lawsuits, including shareholder derivative suits, involves IFG and ADI and alleges that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. Theis lawsuit either has been served or has had service of process waived as of November 17, 2005.

      HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a) (2) and 17(a) (3) of the Securities Act of 1933; and
      Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX H-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of November 17, 2005.

      By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG.

      JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND,

      INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
      H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
      V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE

      FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM

      INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
      K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS
      F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE

      INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX H-6
                 OTHER ACTIONS INVOLVING THE FLOATING RATE FUND

      The Fund ("AFR Fund") is a named defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. Set forth below are brief descriptions of those civil lawsuits in this category that either have been served or have had service of process waived as of April 25, 2005.

      ENRON CORP, V. J.P. MORGAN SECURITIES, INC., AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court, Southern District of New York, Case No. 01-16034(AJG), filed on November 6, 2003. This is an adversary proceeding alleging that payments made to the AFR Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity of Enron prior to its bankruptcy filing were preferential transfers. The relief sought includes recovery of the amount paid to the creditors, disallowance of defendants' claims until these funds are returned, and attorneys' fees, costs and expenses.

      ADELPHIA COMMUNICATIONS CORP. AND ITS AFFILIATE DEBTORS IN POSSESSION AND OFFICIAL COMMITTEEE OF UNSECURED CREDITORS OF ADELPHIA COMMUNICATIONS CORP. V. BANK OF AMERICA, individually and as Agent for various banks party to credit agreements, AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court for the Southern District of New York, Case No. 02-41729, filed July 6, 2003. This is an adversary proceeding by Adelphia communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Names defendants include AIM Floating Rate Fund as a purchaser or this bank debt. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers. Discovery for this case has been stayed and pending motions have not been ruled upon.

                              FINANCIAL STATEMENTS

Financial statements of the Closed-End Fund will be included in this statement of additional information at the effective time of the reorganization of the Closed-End Fund into the Fund.

                                       FS

                                                                     APPENDIX II



                                                          AIM FLOATING RATE FUND
                               Annual Report to Shareholders o December 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM FLOATING RATE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, AND SECONDARILY, PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================


PRINCIPAL RISKS OF INVESTING IN THE FUND     (including government and corporate          o Industry classifications used in this
                                             securities, mortgage pass-through            report are generally according to the
o The fund is nondiversified, which          securities and asset-backed securities),     Global Industry Classification Standard,
increases risks as well as potential         is compiled by Lehman Brothers, a global     which was developed by and is the
rewards.                                     investment bank.                             exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
o The fund is a continuously offered,        o The unmanaged CSFB Leveraged Loan          Inc. and Standard & Poor's.
closed-end fund. No market currently         Index is an index of
exists for either share class and none       below-investment-grade loans designed to     The fund files its complete schedule of
is expected to develop. To provide           mirror the investable universe of the        portfolio holdings with the Securities
liquidity, the fund makes quarterly          U.S. dollar-denominated leveraged loan       and Exchange Commission ("SEC") for the
tender offers. Consider your liquidity       market. The index is compiled by Credit      1st and 3rd quarters of each fiscal year
needs when investing in the fund.            Suisse First Boston Corporation, a           on Form N-Q. The fund's Form N-Q filings
Floating rate investments should not be      global investment bank.                      are available on the SEC's Web site at
confused with money market funds, and                                                     http://www.sec.gov. Copies of the fund's
the fund will not maintain a stable net      o The unmanaged Lipper Closed End (CE)       Forms N-Q may be reviewed and copied at
asset value. The fund can invest all or      Loan Participation Fund Index represents     the SEC's Public Reference Room at 450
substantially all of its assets in           an average of the 10 largest CE loan         Fifth Street, N.W., Washington, D.C.
senior secured floating rate loans and       participation funds tracked by Lipper,       20549-0102. You can obtain information
senior secured debt securities or other      Inc., an independent mutual fund             on the operation of the Public Reference
securities rated below investment grade.     performance monitor.                         Room, including information about
These securities are generally                                                            duplicating fee charges, by calling
considered to have speculative               o The fund is not managed to track the       1-202-942-8090 or by electronic request
characteristics and are subject to           performance of any particular index,         at the following e-mail address:
greater risk of loss of principal and        including the indexes defined here, and      publicinfo@sec.gov. The SEC file numbers
interest than higher-rated securities.       consequently, the performance of the         for the fund are 811-09797 and
                                             fund may deviate significantly from the      333-72419. The fund's most recent
o As of June 1, 2004, the fund may           performance of the indexes.                  portfolio holdings, as filed on Form
borrow money to purchase additional                                                       N-Q, are also available at
investments (use leverage). The fund may     o A direct investment cannot be made in      AIMinvestments.com.
also borrow money to finance repurchase      an index. Unless otherwise indicated,
offers, or for temporary or emergency        index results include reinvested             A description of the policies and
purposes. Money raised through               dividends, and they do not reflect sales     procedures that the fund uses to
borrowings will be subject to interest       charges. Performance of an index of          determine how to vote proxies relating
costs which may or may not exceed the        funds reflects fund expenses;                to portfolio securities is available
interest on any assets purchased.            performance of a market index does not.      without charge, upon request, from our
Borrowing money to finance investments                                                    Client Services department at
also creates the risk of higher              OTHER INFORMATION                            800-959-4246 or on the AIM Web site,
volatility of the net asset value of the                                                  AIMinvestments.com. On the home page,
shares.                                      o The returns shown in the Management's      scroll down and click on AIM Funds Proxy
                                             Discussion of Fund Performance are based     Policy. The information is also
ABOUT INDEXES USED IN THIS REPORT            on net asset values calculated for           available on the Securities and Exchange
                                             shareholder transactions. Generally          Commission's Web site, sec.gov.
o The unmanaged Standard & Poor's            accepted accounting principles require
Composite Index of 500 Stocks (the S&P       adjustments to be made to the net assets     Information regarding how the fund voted
500--Registered Trademark-- Index) is        of the fund at period end for financial      proxies related to its portfolio
an index of common stocks frequently         reporting purposes, and as such, the net     securities during the 12 months ended
used as a general measure of U.S. stock      asset values for shareholder                 6/30/04 is available at our Web site. Go
market performance.                          transactions and the returns based on        to AIMinvestments.com, access the About
                                             those net asset values may differ from       Us tab, click on Required Notices and
o The unmanaged Lehman U.S. Aggregate        the net asset values and returns             then click on Proxy Voting Activity.
Bond Index, which represents the U.S.        reported in the Financial Highlights.        Next, select your fund from the
investment-grade fixed-rate bond market                                                   drop-down menu.






=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

AIM FLOATING RATE FUND


                   DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                   FUNDS--Registered Trademark--:

                   NEW BOARD CHAIRMAN

                   It is our pleasure to introduce you to Bruce Crockett, the
     [GRAHAM       new Chairman of the Board of Trustees of the AIM Funds. Bob
      PHOTO]       Graham has served as Chairman of the Board of Trustees of the
                   AIM Funds ever since Ted Bauer retired from that position in
ROBERT H. GRAHAM   2000. However, as you may be aware, the U.S. Securities and
                   Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an
   [WILLLIAMSON    officer of the fund's investment advisor, serve as chairman
      PHOTO]       of the funds' Board. In addition, a similar provision was
                   included in the terms of AIM Advisors' recent settlements
MARK H. WILLIAMSON with certain regulators. Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the 14 independent
                   trustees on the AIM Funds' Board, as Chairman. His
    [CROCKETT      appointment became effective on October 4, 2004. Mr. Graham
      PHOTO]       will remain on the funds' Board, as will Mark Williamson,
                   President and Chief Executive Officer of AIM. Mr. Graham will
BRUCE L. CROCKETT  also remain Chairman of AIM Investments--Registered
                   Trademark--.

                      Mr. Crockett has been a member of the AIM Funds' Board
                   since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                   MARKET CONDITIONS DURING THE FISCAL YEAR

                   After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P 500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year. Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                      All in all, 2004 was a good year for American investors,
                   with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                   o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                   o The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                   o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                      Of course, none of this can guarantee that 2005 will be
                   another good year. Over the short term, the only sure thing about the investment markets is their unpredictability. Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                   YOUR FUND

                   The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                      As always, AIM is committed to building solutions for
                   your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.


                   Sincerely,

                   /s/ ROBERT H. GRAHAM         /S/ MARK H. WILLIAMSON
                   Robert H. Graham             Mark H. Williamson
                   Chairman, AIM Investments    CEO & President, AIM Investments
                   President & Vice Chairman,   Trustee, AIM Funds
                   AIM Funds

                   January 28, 2005

                   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM FLOATING RATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


This fund provides investors an              distribution rate is calculated by           1980s. Even with the increased loan
alternative asset class--corporate           dividing the annualized sum of the           volume, the demand for these loans as
loans--which can provide income, low         previous 30 days' dividends declared by      investment instruments continued to
volatility, and upside potential in an       the offering price per share on the last     outstrip supply.
environment of rising interest rates.        day of the period.
                                                                                             Increased demand, of course, drove
========================================     HOW WE INVEST                                prices higher, pushing prices in the
FUND VS. INDEXES                                                                          secondary market above par for all but
                                             The fund invests at least 80% of its         the weakest credit loans. The higher
TOTAL RETURNS, 12/31/03-12/31/04,            assets in senior secured floating rate       prices have been an important driver of
EXCLUDING EARLY WITHDRAWAL CHARGES. IF       loans and senior secured floating rate       fund performance over the fiscal year.
EARLY WITHDRAWAL CHARGES WERE INCLUDED,      debt securities. The loans in which the
RETURNS WOULD BE LOWER.                      fund invests are made to U.S.                   Another beneficial market condition
                                             corporations by large domestic banks,        over the period was that as the U.S.
Class B Shares                     6.36%     and they enable corporations to expand,      economy continued to improve, credit
                                             recapitalize, launch new products,           risk generally declined. The relatively
Class C Shares                     5.98      purchase new equipment and facilities,       benign default risk within the bank loan
                                             or buy another company. In return, these     market also contributed to fund
Lehman U.S. Aggregate Bond Index             companies pledge both working capital        performance, as investors felt more
(Broad Market Index)               4.34      and fixed assets as collateral.              comfortable with credit risk and bid
                                                                                          prices higher. On December 31, 2004, the
CSFB Leveraged Loan Index                       We manage the fund with a                 trailing 12-month default rate for the
(Style-specific Index)             5.60      conservative approach, by focusing on        fund was 0.13%.
                                             credit quality and low volatility. We
Lipper CE Loan Participation Index           conduct strict credit research and              At the beginning of the year, the fed
(Peer Group Index)                 6.46      relative valuation analysis in order to      funds target rate was at a 46-year low.
                                             carefully balance credit risk and yield.     Though the Federal Reserve Board (the
SOURCE: LIPPER,INC.                                                                       Fed) did not raise the fed funds target
========================================     MARKET CONDITIONS AND YOUR FUND              rate until mid-year, the warnings of
                                                                                          such a move began in March. After its
   For the year ended December 31, 2004,     A number of factors affected performance     initial increase in June, the Fed raised
AIM Floating Rate Fund outperformed the      over the year. These included supply and     its target rate four more times, each
Lehman U.S. Aggregate Bond Index (the        demand, rising interest rates,               time increasing it by 25 basis points
Lehman Aggregate). The fund invests in       compressed credit spreads, an improving      (0.25%). As of December 31, 2004, the
lower-rated fixed-income instruments,        economy and the fund's use of leverage.      rate stood at 2.25%, and the statement
primarily senior secured corporate                                                        issued in mid-December indicated that
loans, and these generally outperformed         U.S. leveraged loan volume increased      future increases could be expected.
the broad market of investment-grade         by 46% from 2003 to 2004, reaching $480
bonds, which the Lehman Aggregate            billion. Leveraged buyouts and mergers          The bank loans in which the fund
represents. The fund also outperformed       and acquisitions contributed heavily to      invests float above a different
its style-specific index, and its            the increase, amounting to more than $50     short-term rate, the 3-month London
performance was in line with that of its     billion, a figure that has not been          Interbank Offered Rate (LIBOR), which is
peer group.                                  recorded since the                           the rate of interest at which banks
                                                                                          borrow funds from other banks. The LIBOR
   As of December 31, 2004, the 30-day                                                    began the year at 1.15%. Published
distribution rate at offering price for                                                   daily, the rate began to rise slightly
the fund's Class B and Class C shares                                                     in April, with a sharper increase in
was 3.91% and 3.66%, respectively. The                                                    June. By June 30, the rate had risen to
fund's 30-day                                                                             1.61%, and at the close of the year, the
                                                                                          rate was 2.56%.

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED-INCOME ISSUERS*                 TOP 10 INDUSTRIES*

By sector, based on total investments         1.  United Industries Co.          2.3%      1. Broadcasting & Cable TV        12.0%

              [PIE CHART]                     2.  Nextel Communications, Inc.    1.6       2. Publishing                      7.5

Health Care                         8.9%      3.  Community Health Systems, Inc. 1.6       3. Wireless Telecommunication
                                                                                               Services                       5.9
Telecommunication Services          7.8%      4.  Huntsman ICI Chemicals LLC     1.5
                                                                                           4. Health Care Facilities          5.4
Information Technology              5.3%      5.  Rockwood Specialties Inc.      1.4
                                                                                           5. Specialty Chemicals             4.5
Utilities                           2.1%      6.  Graham Packaging Co., L.P.     1.4
                                                                                           6. Industrial Conglomerates        4.3
Energy                              1.1%      7.  Wynn Resorts, Ltd.             1.3
                                                                                           7. Leisure Facilities              4.2
Financials                          0.7%      8.  Charter Communications, Inc.   1.3
                                                                                           8. Casinos & Gaming                4.2
Money Market Funds                  0.8%      9.  Adelphia (Olympus Cable
                                                  Holding) Communications Corp.  1.3       9. Household Products              4.1
Consumer Discretionary             32.5%
                                              10. Advertising Direct Solutions            10. Aerospace & Defense             3.8
Industrials                        17.5%          Holdings Inc.                  1.2

Materials                          14.1%

Consumer Staples                   9.2%

The fund's holdings are subject to change, and there is no assurance that the fund's portfolio will continue to include any particular holding.

*Excluding money market fund holdings.
====================================================================================================================================

   Because interest rates have been          quality and relative valuation. As part      particular security. The information is
increasing, the portfolio's yield has        of our overall sector view, we have          not a complete analysis of every aspect
also increased. The interest rate on the     selectively favored loans within the         of any market, country, industry,
instruments in which the fund invests is     consumer discretionary, industrials, and     security or the fund. Statements of fact
floating rather than fixed, so the yield     materials sectors. Within the consumer       are from sources considered reliable,
increases as short-term interest rates       discretionary sector, our largest            but A I M Advisors, Inc. makes no
rise. The fund's yield for Class B           industry concentration was broadcasting      representation or warranty as to their
shares increased from 3.22% to 3.91%         and cable TV. In industrials, loans fell     completeness or accuracy. Although
over the period.                             most often in the industrial                 historical performance is no guarantee
                                             conglomerates, machinery, and aerospace      of future results, these insights may
   Increased demand and an improving         and defense industries. In materials,        help you understand our investment
economy resulted in high prices for          our loans favored specialty chemicals,       management philosophy.
loans and a lower interest rate spread       diversified chemicals, and metal and
above LIBOR. Whereas leveraged loans         glass containers.                                  See important fund and index
typically float at 250 to 350 basis                                                           disclosures inside front cover.
points (2.5% to 3.5%) above LIBOR, the          Throughout the fiscal year, we have
spread compressed over the period to the     continued to manage the fund using our
lower end of the historical range. An        conservative approach, balancing credit
increasing base rate could help              risk and yield, and managing the fund to                       ANTHONY R. CLEMENTE,
counteract the effect of the trend of        reduce volatility, thereby preserving                          senior portfolio
narrow spreads.                              capital. As a result of our focus on             [CLEMENTE     manager, is co-
                                             reducing volatility, the share price for           PHOTO]      manager of AIM
   A strategy that we began to employ        Class B shares stayed within a range of                        Floating Rate Fund. He
during the period was the use of             $8.77 and $9.02, a fluctuation of less                         began his investment
leverage. From its inception, the fund       than 3%. Keep in mind that although we       career in 1982 and joined INVESCO (NY),
had been allowed to borrow for the           seek to maintain a relatively stable         Inc. in 1998. Mr. Clemente earned a B.A.
purpose of purchasing up to 33% of           share price, the value of fund shares        in economics from St. Lawrence
portfolio assets, but we had never           will fluctuate.                              University.
utilized this tool. Effective June 1,
the Board of Trustees authorized us to       IN CLOSING                                                     THOMAS EWALD,
pursue obtaining a credit leverage                                                                          portfolio manager, is
facility. We believe that the use of         We view this fund as an alternative                [EWALD      co-manager of AIM
leverage since that time has contributed     investment within an investor's                    PHOTO]      Floating Rate Fund.
to an increased yield. The 30-day yield      portfolio, one which has little                                Mr. Ewald joined
at NAV on Class B shares rose from 2.38%     correlation to other types of                                  INVESCO in 2000 as a
on June 30, 2004, to 3.91% on December       investments. We believe that by              credit analyst and was promoted to
31, 2004. The fund's use of leverage         investing in a highly diversified            portfolio manager of certain other funds
enabled us to increase the number of         portfolio of loans that our research has     in 2001. Mr. Ewald earned an A.B. from
holdings in the fund's portfolio from        determined to have attractive quality        Harvard College and an M.B.A. from the
237 at the end of May 2004 to 306 at the     profiles, the fund may provide a             Darden School of Business at the
end of the year. A significant increase      competitive return with limited risk to      University of Virginia.
in holdings provides further                 principal.
diversification and lessens
single-issuer risk.                          The views and opinions expressed in          REPURCHASE REMINDER
                                             Management's Discussion of Fund
   Because the loan market is a private      Performance are those of A I M Advisors,     AIM Floating Rate Fund's remaining
market, we are limited to the loans that     Inc. These views and opinions are            quarterly repurchase offer dates for
are available in the market at any given     subject to change at any time based on       2005 are:
time, and this makes it difficult to         factors such as market and economic
execute on sector allocation or              conditions. These views and opinions may     SECOND QUARTER:
weightings strategies. While we do have      not be relied upon as investment advice      APRIL 29-MAY 20
a sector strategy overlay, our main          or recommendations, or as an offer for a
emphasis is on fundamentals such as                                                       THIRD QUARTER:
credit                                                                                    JULY 29-AUGUST 19

                                                                                          FOURTH QUARTER:
                                                                                          OCTOBER 28-NOVEMBER 18

                                                                                          During repurchase periods, shareholders
                                                                                          may tender (redeem) their shares in AIM
                                                                                          Floating Rate Fund if they wish, but
                                                                                          they are under no obligation to do so.

========================================

TOTAL NET ASSETS          $225.3 MILLION

TOTAL NUMBER OF HOLDINGS*            306

========================================                                                            [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          EXPENSES AND LONG-TERM PERFORMANCE
                                                                                          RECORD,PLEASE TURN THE PAGE.

AIM FLOATING RATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this          used to estimate your actual ending
                                             table, together with the amount you          account balance or expenses you paid for
As a shareholder of the fund, you incur      invested, to estimate the expenses that      the period. You may use this information
two types of costs: (1) transaction          you paid over the period. Simply divide      to compare the ongoing costs of
costs, which may include sales charges       your account value by $1,000 (for            investing in the fund and other funds.
(loads) on purchase payments; contingent     example, an $8,600 account value divided     To do so, compare this 5% hypothetical
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the          example with the 5% hypothetical
and redemption fees, if any; and (2)         result by the number in the table under      examples that appear in the shareholder
ongoing costs, including management          the heading entitled "Actual Expenses        reports of the other funds.
fees; distribution and/or service fees       Paid During Period" to estimate the
(12b-1); and other fund expenses. This       expenses you paid on your account during        Please note that the expenses shown
example is intended to help you              this period.                                 in the table are meant to highlight your
understand your ongoing costs (in                                                         ongoing costs only and do not reflect
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON          any transactional costs, such as sales
compare these costs with ongoing costs       PURPOSES                                     charges (loads) on purchase payments,
of investing in other mutual funds. The                                                   contingent deferred sales charges on
example is based on an investment of         The table below also provides                redemptions, and redemption fees, if
$1,000 invested at the beginning of the      information about hypothetical account       any. Therefore, the hypothetical
period and held for the entire period,       values and hypothetical expenses based       information is useful in comparing
July 1, 2004-December 31, 2004.              on the fund's actual expense ratio and       ongoing costs only, and will not help
                                             an assumed rate of return of 5% per year     you determine the relative total costs
ACTUAL EXPENSES                              before expenses, which is not the fund's     of owning different funds. In addition,
                                             actual return. The hypothetical account      if these transactional costs were
The table below provides information         values and expenses may not be               included, your costs would have been
about actual account values and actual                                                    higher.
expenses.

====================================================================================================================================
                                                      ACTUAL                                   HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT                EXPENSES       ENDING ACCOUNT           EXPENSES
 SHARE              VALUE                  VALUE                   PAID DURING         VALUE               PAID DURING
 CLASS            (7/01/04)            (12/31/04)(1)                PERIOD(2)       (12/31/04)              PERIOD(2)
Class B           $1,000.00              $1,033.70                   $ 9.15          $1,016.14               $ 9.07
Class C            1,000.00               1,032.50                    10.42           1,014.88                10.33


(1)The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.37% and 3.25% for Class B and C shares, respectively, including fund expenses.

(2)Expenses are equal to the fund's annualized expense ratio (1.79% and 2.04% for Class B and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE

========================================
AVERAGE ANNUAL TOTAL RETURNS                 comparable future results; current           charge, which declines from 3% beginning
                                             performance may be lower or higher.          at the time of purchase to 0% at the
As of 12/31/04, including early              Please visit AIMinvestments.com for the      beginning of the fifth year. One-year
withdrawal charges, if applicable            most recent month-end performance.           Class C share performance reflects the
                                             Performance figures reflect reinvested       1% early withdrawal charge that applies
CLASS B SHARES                               distributions, changes in net asset          for one year after time of purchase.
Inception (5/1/97)                 4.63%     value and the effect of the maximum
 5 Years                           3.90      sales charge unless otherwise stated.           The performance of the fund's share
 1 Year                            3.36      Investment return and principal value        classes will differ due to different
                                             will fluctuate so that you may have a        sales charge structures and class
CLASS C SHARES                               gain or loss when you sell shares.           expenses.
Inception (3/31/00)                3.48%
 1 Year                            4.98         Class B share performance reflects           For Class C shares, had the advisor
========================================     the maximum applicable early withdrawal      not waived fees and/or reimbursed
                                                                                          expenses, returns would have been lower.
The performance data quoted represent
past performance and cannot guarantee
                                                                                          [ARROW
                                                                                          BUTTON        For More Information Visit
                                                                                          IMAGE]            AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
SENIOR SECURED FLOATING RATE INTERESTS-113.36%(b)(c)

ADVERTISING-0.45%

Lamar Advertising Co.
  Term Loan D due 06/30/10                        Ba2      $1,000,000   $  1,012,500
====================================================================================

AEROSPACE & DEFENSE-3.79%

Alion Science & Technology
  Term Loan B due 08/02/09                        B1          718,200        718,200
------------------------------------------------------------------------------------
Alliant Techsystems Inc.
  Term Loan B due 03/31/11                        Ba2         518,444        524,925
------------------------------------------------------------------------------------
Anteon International Corp.
  Term Loan B due 12/31/10                        Ba3         945,468        956,695
------------------------------------------------------------------------------------
ARINC Inc.
  Term Loan B due 03/10/11                        Ba3         248,125        250,917
------------------------------------------------------------------------------------
CACI International Inc.
  Term Loan B due 05/03/11                        Ba2         251,810        254,485
------------------------------------------------------------------------------------
Ceradyne Inc.
  Term Loan due 08/18/11                          Ba3         718,200        727,178
------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 11/04/10                          Ba3         517,934        524,409
------------------------------------------------------------------------------------
K&F Industries, Inc.
  Term Loan due 11/18/12                          B2          759,099        771,197
------------------------------------------------------------------------------------
MTU Aero Engines
  Term Loan C due 12/31/12                        Ba3         670,000        673,350
------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 06/30/09                        Ba3       1,225,919      1,237,412
------------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan C due 07/22/10                        B1          316,905        321,262
------------------------------------------------------------------------------------
United Defense Industries, Inc.
  Term Loan B due 08/13/09                        Ba2       1,564,236      1,581,834
====================================================================================
                                                                           8,541,864
====================================================================================

AGRICULTURAL PRODUCTS-0.79%

Ames True Temper
  Term Loan due 06/28/11                          B2        1,755,315      1,781,644
====================================================================================

AIR FREIGHT & LOGISTICS-0.05%

Gemini Air Cargo, Inc.
  Term Loan A due 12/31/11                        --          395,935        118,781
====================================================================================

ALTERNATIVE CARRIERS-0.47%

WilTel Communications, LLC First Lien Term
  Loan due 06/30/10                               B2        1,060,582      1,063,896
====================================================================================

APPAREL RETAIL-0.30%

William Carter Co. (The)
  Term Loan C due 09/30/08                        Ba3         670,492        677,197
====================================================================================

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


APPAREL, ACCESSORIES & LUXURY GOODS-0.77%

American Achievement Corp.
  Term Loan B due 03/25/11                        B1       $  158,800   $    161,281
------------------------------------------------------------------------------------
Jostens, Inc.
  Term Loan C due 12/06/11                        B1        1,562,000      1,580,224
====================================================================================
                                                                           1,741,505
====================================================================================

AUTO PARTS & EQUIPMENT-3.32%

Affinia Group Inc.
  Term Loan B due 11/30/11                        B2          164,285        166,818
------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.
  Term Loan B due 06/03/09                        Ba3         812,157        822,309
------------------------------------------------------------------------------------
Key Automotive Group
  Term Loan B due 06/29/10                        B1        1,544,226      1,565,459
------------------------------------------------------------------------------------
Keystone Automotive
  Operations Inc.
  Term Loan due 10/30/09                          B1          280,435        282,188
------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products, Inc.)
  Term Loan B due 06/23/11                        B1        1,094,500      1,109,549
------------------------------------------------------------------------------------
Metaldyne Co. LLC (MascoTech)
  Term Loan D due 12/31/09                        B2          753,317        752,061
------------------------------------------------------------------------------------
MetoKote Corp.
  First Lien Term Loan due 08/13/10               B1          230,511        233,681
------------------------------------------------------------------------------------
  Second Lien Term Loan due 02/13/11              B3          440,000        444,950
------------------------------------------------------------------------------------
Plastech Engineered Products
  Term Loan B due 03/31/10                        Ba3         358,517        363,671
------------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B due 12/12/10                        B1          703,248        716,873
------------------------------------------------------------------------------------
  Term Loan B1 due 12/12/10                       B1          319,658        325,452
------------------------------------------------------------------------------------
United Components Inc.
  Term Loan C due 06/30/10                        B1          680,533        687,339
====================================================================================
                                                                           7,470,350
====================================================================================

AUTOMOBILE MANUFACTURERS-1.23%

TRW Automotive, Inc.
  Term Loan D-1 due 02/28/11                      Ba2         759,478        761,377
------------------------------------------------------------------------------------
  Term Loan E due 10/31/10                        Ba2       2,000,000      2,005,000
====================================================================================
                                                                           2,766,377
====================================================================================

BROADCASTING & CABLE TV-10.66%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10                        B2        3,000,000      2,985,000
------------------------------------------------------------------------------------
Adelphia Communications Corp.
  Term Loan B due 03/31/05                        Ba2         500,000        502,500
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Alliance Atlantis
  Communications Inc.
  Term Loan B due 12/20/11                        Ba2      $  500,000   $    506,250
------------------------------------------------------------------------------------
Atlantic Broadband
  Term Loan B due 09/01/11                        B2        1,000,000      1,015,625
------------------------------------------------------------------------------------
Bragg Communications Inc. (Canada)
  Term Loan B due 08/31/11                        B1          997,500      1,009,969
------------------------------------------------------------------------------------
Cebridge Connections
  First Lien Term Loan
  due 02/23/09                                   Caa1         347,375        347,158
------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B due 04/07/11                        B2        2,985,000      2,985,466
------------------------------------------------------------------------------------
DIRECTV Holdings LLC
  Term Loan B3 due 03/06/10                       Ba2       1,445,357      1,459,811
------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 11/10/11                        Ba2       1,250,000      1,262,891
------------------------------------------------------------------------------------
Entravision Communications Co.
  Term Loan B due 02/24/12                        B1          500,000        503,750
------------------------------------------------------------------------------------
Gray Television, Inc.
  Term Loan due 06/30/11                          Ba2         250,000        252,813
------------------------------------------------------------------------------------
Inmarsat Investments Ltd.
  (United Kingdom)
  Term Loan B due 12/17/10                        Ba3         573,034        578,764
------------------------------------------------------------------------------------
  Term Loan C due 12/17/11                        Ba3         574,381        579,694
------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 12/31/09                        Ba3       1,980,000      2,010,938
------------------------------------------------------------------------------------
MCC Iowa LLC
  Term Loan B due 09/30/10                        Ba3       1,492,500      1,512,400
------------------------------------------------------------------------------------
Pan Am Sat Corp.
  Term Loan B due 08/20/11                        B1        2,386,381      2,397,717
------------------------------------------------------------------------------------
Persona Communications LLC
  Term Loan B due 08/01/11                        B2          497,500        503,097
------------------------------------------------------------------------------------

RCN Corp.
  First Lien Term Loan
  due 12/21/11                                    B3        1,000,000      1,002,500
------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Term Loan C due 12/31/09                        Ba2         279,070        281,861
------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.
  Term Loan B due 10/30/09                        B1          321,750        324,968
------------------------------------------------------------------------------------
Susquehanna Media Co.
  Term Loan B due 03/31/12                        Ba2         500,000        505,625
------------------------------------------------------------------------------------
WideOpenWest Illinois Inc.
  Add Term B due 06/22/11                         B2          798,000        800,494
------------------------------------------------------------------------------------
  Term Loan B due 06/22/11                        B2          691,015        694,470
====================================================================================
                                                                          24,023,761
====================================================================================


BUILDING PRODUCTS-1.27%


Nortek Holdings, Inc.
  Term Loan due 08/27/11                          B1       $  748,125   $    760,750
------------------------------------------------------------------------------------
Premdor Inc.
  Term Loan C1 due 08/31/08                       Ba2       1,461,121      1,468,427
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

BUILDING PRODUCTS-(CONTINUED)

  Term Loan C2 due 08/31/08                       Ba2         297,747        301,842
------------------------------------------------------------------------------------
United Subcontractors, Inc.
  First Lien Term Loan
  due 04/21/11                                    B1          266,000        269,658
------------------------------------------------------------------------------------
  Second Lien Term Loan due 10/21/11              B3           66,667         68,000
====================================================================================
                                                                           2,868,677
====================================================================================


CASINOS & GAMING-4.22%


Alliance Gaming Corp.
  Term Loan due 09/04/09                          Ba3         366,017        365,788
------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan B due 06/30/11                        Ba2       1,243,750      1,259,556
------------------------------------------------------------------------------------
Global Cash Access, LLC
  Term Loan B due 03/10/10                        B2          280,673        284,532
------------------------------------------------------------------------------------
Green Valley Ranch Resort
  Term Loan due 12/17/11                          B1          230,260        232,563
------------------------------------------------------------------------------------
Isle of Capri Black Hawk, LLC
  Term Loan C due 12/31/07                        B1        1,001,873      1,015,649
------------------------------------------------------------------------------------
Las Vegas Sands, Inc. (Venetian Casino
  Resort, LLC)
  Delayed Loan due 06/15/11(d)                    B1          272,727        276,477
------------------------------------------------------------------------------------
  Term Loan B due 06/15/11                        B1        1,727,273      1,747,784
------------------------------------------------------------------------------------
Marina District Development
  Co. LLC
  Term Loan B due 10/20/11                        B1          785,981        793,841
------------------------------------------------------------------------------------
Penn National Gaming Inc.
  Term Loan D due 09/01/07                        Ba3         495,325        502,135
------------------------------------------------------------------------------------
Wynn Resorts, Ltd.
  Delayed Loan due 12/14/10(d)                    --        3,000,000      3,037,500
====================================================================================
                                                                           9,515,825
====================================================================================


COMMODITY CHEMICALS-1.80%


Brenntag A.G. (Germany)
  Term Loan B2 due 02/27/12                       B1          670,000        680,050
------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan B due 03/31/10                        B2        2,110,000      2,148,244
------------------------------------------------------------------------------------
INVISTA
  Term Loan B1 due 04/29/11                       --          662,360        673,538
------------------------------------------------------------------------------------
  Term Loan B2 due 04/29/11                       --          298,841        303,697
------------------------------------------------------------------------------------
Wellman, Inc.
  First Lien Loan due 02/10/09                    B1          150,000        152,250
------------------------------------------------------------------------------------
Westlake Chemical Corp.
  Term Loan B due 07/31/10                        Ba1         100,500        101,505
====================================================================================
                                                                           4,059,284
====================================================================================


COMMUNICATIONS EQUIPMENT-2.97%


AAT Communications
  Term Loan B due 01/16/12                        B1        1,803,622      1,828,422
------------------------------------------------------------------------------------
American Tower Corp.
  Term Loan B due 08/31/11                        Ba3       1,492,500      1,512,276
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

GCI Holdings, Inc.
  Term Loan due 10/31/07                          Ba2      $  417,470   $    420,340
------------------------------------------------------------------------------------
New Skies Satellites B.V. (Netherlands)
  Term Loan B due 05/02/11                        B1          250,000        253,125
------------------------------------------------------------------------------------
Qwest Corp.
  Term Loan A due 06/30/07                        Ba3       1,055,556      1,100,417
------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan B due 05/19/12                        Ba3       1,562,846      1,578,474
====================================================================================
                                                                           6,693,054
====================================================================================

COMPUTER HARDWARE-0.91%

DecisionOne Corp.
  Term Loan due 12/30/05(e)(f)                    B2          332,650         77,641
------------------------------------------------------------------------------------
Seagate Technology Inc.
  Term Loan B due 05/13/07                        Ba1       1,950,000      1,978,031
====================================================================================
                                                                           2,055,672
====================================================================================

CONSTRUCTION MATERIALS-0.11%

Hillman Group (The)
  Term Loan B due 03/31/11                        B2          248,125        251,227
====================================================================================

DIVERSIFIED CHEMICALS-2.51%

Celanese A.G. (Germany)
  Term Loan B due 04/06/11                        Ba3       1,097,250      1,115,080
------------------------------------------------------------------------------------
  Term Loan C due 12/08/11                        B2        1,300,000      1,324,375
------------------------------------------------------------------------------------
Rockwood Specialties Inc.
  Term Loan D due 12/10/12                        B1        3,200,000      3,221,002
====================================================================================
                                                                           5,660,457
====================================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.78%

Coinmach Corp.
  Term Loan B due 07/25/09                        B2        1,197,653      1,209,630
------------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan due 04/02/11                          B2          500,000        502,500
------------------------------------------------------------------------------------
  Term Loan C due 04/02/11                        B2          750,822        756,453
------------------------------------------------------------------------------------
UGS Corp.
  Term Loan due 05/27/11                          B1          776,100        787,742
------------------------------------------------------------------------------------
US Investigations Services, Inc.
  Term Loan C due 12/31/08                        B1          749,299        756,792
====================================================================================
                                                                           4,013,117
====================================================================================

DIVERSIFIED METALS & MINING-0.37%

Foundation Coal Holdings, Inc.
  Term Loan due 07/30/11                          Ba3         819,149        831,436
====================================================================================

DRUG RETAIL-1.40%

Alimentation Couche-Tard
  Term Loan due 12/17/10                          Ba2      $  243,061   $    246,403
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

General Nutrition Centers, Inc.
  Term Loan B due 12/07/09                        B2          495,000        495,000
------------------------------------------------------------------------------------
Jean Coutu Group Inc. (The)
  Term Loan B due 07/30/11                        B1        1,895,250      1,926,048
------------------------------------------------------------------------------------
NBTY Inc.
  Term Loan C due 06/30/09                        Ba2         185,823        187,682
------------------------------------------------------------------------------------
Pantry, Inc. (The)
  Term Loan due 03/12/11                          B1          290,319        294,311
====================================================================================
                                                                           3,149,444
====================================================================================

ELECTRIC UTILITIES-2.43%

AES Corp.
  Term Loan due 04/30/08                          Ba3         315,000        319,594
------------------------------------------------------------------------------------
Allegheny Energy, Inc.
  Term Loan due 03/08/11                          B1          763,763        777,129
------------------------------------------------------------------------------------
Coleto Creek WLE, LP
  Term Loan B due 06/30/11                        Ba2         373,125        379,422
------------------------------------------------------------------------------------
Dynegy Inc.
  Term Loan B due 05/28/10                        B2          835,800        850,427
------------------------------------------------------------------------------------
Midwest Generation, LLC
  Term Loan B due 04/27/11                        Ba3         799,758        812,254
------------------------------------------------------------------------------------
Northern Star Generation, LLC
  Term Loan due 12/13/11                          B1          300,000        304,875
------------------------------------------------------------------------------------
NRG Energy, Inc.
  Loan C due 12/24/11                             Ba3         546,875        549,268
------------------------------------------------------------------------------------
  Term Loan due 12/24/11                          Ba3         703,125        706,348
------------------------------------------------------------------------------------
Tucson Electric Power Co.
  Term Loan B Credit Linked Note due 06/30/09     Ba2         750,000        757,500
====================================================================================
                                                                           5,456,817
====================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.82%

VeriFone, Inc.
  Second Lien Term Loan due 12/31/11              B3          570,000        579,975
------------------------------------------------------------------------------------
  Term Loan B due 06/30/11                        B1        1,253,700      1,272,506
====================================================================================
                                                                           1,852,481
====================================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.99%

Amphenol Corp.
  Term Loan B2 due 05/06/10                       Ba1       2,200,000      2,222,000
====================================================================================

EMPLOYMENT SERVICES-0.31%

AMN Healthcare Services, Inc.
  Term Loan B due 10/02/08                        Ba2         586,865        591,266
------------------------------------------------------------------------------------
Cross Country Healthcare, Inc.
  Term Loan B due 06/05/09                        Ba1          97,249         97,735
====================================================================================
                                                                             689,001
====================================================================================


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.26%

Allied Waste Industries, Inc.
  Term Loan B due 01/15/10                        B1       $1,211,382   $  1,231,068
------------------------------------------------------------------------------------
  Term Loan C due 01/15/10                        B1          981,531        997,481
------------------------------------------------------------------------------------
Safety-Kleen Corp.
  Term Loan due 12/24/08(g)                      Caa1         600,368        600,368
====================================================================================
                                                                           2,828,917
====================================================================================

FOOD DISTRIBUTORS-1.34%

Carrols Corp.
  Term Loan B due 12/31/10                        B1          250,000        253,750
------------------------------------------------------------------------------------
Land O' Lakes, Inc.
  Term Loan B due 10/10/08                        B1          202,046        205,203
------------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan B due 05/27/11                        B1          547,250        555,459
------------------------------------------------------------------------------------
Merisant Co.
  Term Loan B due 01/11/10                        B1          608,221        609,928
------------------------------------------------------------------------------------
Nash Finch Co.
  Term Loan B due 12/12/10                        B1          500,000        505,625
------------------------------------------------------------------------------------
OSI Group LLC
  Dutch Term Loan due 09/02/11                    Ba3         136,879        138,334
------------------------------------------------------------------------------------
  German Term Loan due 09/02/11                   Ba3         109,503        110,667
------------------------------------------------------------------------------------
  US Term Loan due 09/02/11                       Ba3         246,383        249,770
------------------------------------------------------------------------------------
Pierre Foods, Inc.
  Term Loan B due 06/30/10                        B1           45,512         45,938
------------------------------------------------------------------------------------
Pinnacle Foods Group, Inc. (Aurora Foods)
  Term Loan due 11/25/10                          B1          351,266        351,046
====================================================================================
                                                                           3,025,720
====================================================================================

FOREST PRODUCTS-1.46%

Boise Cascade, LLC
  Term Loan B due 10/28/11                        Ba3       1,020,274      1,036,535
------------------------------------------------------------------------------------
  Term Loan C due 10/29/10                        Ba3         939,726        945,599
------------------------------------------------------------------------------------
Graphic Packaging International Corp.
  Term Loan C due 08/08/10                        B1        1,272,982      1,294,729
====================================================================================
                                                                           3,276,863
====================================================================================

HEALTH CARE DISTRIBUTORS-1.27%

Accredo Health, Inc.
  Term Loan B due 06/30/11                        Ba2       2,152,934      2,166,390
------------------------------------------------------------------------------------
VWR International Inc.
  Term Loan B due 04/07/11                        B2          686,500        698,085
====================================================================================
                                                                           2,864,475
====================================================================================

HEALTH CARE EQUIPMENT-1.42%

Advanced Medical Optics, Inc.
  Term Loan B due 06/25/09                        B1           50,438         50,564
------------------------------------------------------------------------------------
CONMED Corp.
  Term Loan C due 12/15/09                        Ba3      $  345,450   $    349,553
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-(CONTINUED)

Dade Behring Inc.
  Term Loan B due 10/03/08                        Ba3       1,619,039      1,629,158
------------------------------------------------------------------------------------
DJ Orthopedics Inc.
  Term Loan due 05/15/09                          Ba3         883,500        891,783
------------------------------------------------------------------------------------
Sunrise Medical Inc.
  Term Loan B1 due 05/13/10                       B1          268,650        270,329
====================================================================================
                                                                           3,191,387
====================================================================================

HEALTH CARE FACILITIES-5.43%

Ardent Health Services
  Term Loan B due 08/12/11                        B1        2,693,250      2,706,716
------------------------------------------------------------------------------------
Beverly Enterprises, Inc.
  Term Loan due 10/22/08                          Ba3          94,800         95,926
------------------------------------------------------------------------------------
Community Health Systems, Inc.
  Term Loan due 08/19/11                          Ba3       3,614,365      3,642,980
------------------------------------------------------------------------------------
DaVita Inc.
  Term Loan B due 06/30/10                        Ba2         480,470        485,275
------------------------------------------------------------------------------------
  Term Loan C due 06/30/10                        Ba2       1,396,500      1,410,465
------------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan B due 06/22/11                        B1        1,734,534      1,759,107
------------------------------------------------------------------------------------
National MENTOR, Inc.
  Term Loan B due 09/30/11                        Ba3         794,374        806,786
------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                        Ba2       1,294,427      1,315,867
====================================================================================
                                                                          12,223,122
====================================================================================

HEALTH CARE SERVICES-0.92%

MedCath Corp.
  Term Loan B due 06/30/11                        B2          796,000        802,468
------------------------------------------------------------------------------------
Skilled Healthcare LLC
  Second Lien Term Loan due 01/31/11              B3          256,000        262,400
------------------------------------------------------------------------------------
  Term Loan due 07/31/10                          B1          255,360        257,275
------------------------------------------------------------------------------------
US Oncology, Inc.
  Term Loan B due 08/20/11                        Ba3         734,310        743,489
====================================================================================
                                                                           2,065,632
====================================================================================

HEALTH CARE SUPPLIES-0.90%

Fisher Scientific International
  Term Loan B due 08/02/11                        Ba2         515,266        518,486
------------------------------------------------------------------------------------
UTI Corp.
  Term Loan B due 06/30/10                        B2        1,492,500      1,503,694
====================================================================================
                                                                           2,022,180
====================================================================================


HOME FURNISHINGS-0.14%


Simmons Co.
  Term Loan C due 12/19/11                        B2          313,363        319,630
====================================================================================


HOMEBUILDING-1.06%


General Growth Properties, Inc.
  Term Loan A due 11/12/07                        Ba2         500,000        500,209
------------------------------------------------------------------------------------
  Term Loan B due 11/12/08                        Ba2         833,333        835,417
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Headwaters, Inc.
  Term Loan B due 04/30/11                        B1       $1,044,792   $  1,057,199
====================================================================================
                                                                           2,392,825
====================================================================================



HOTELS, RESORTS & CRUISE LINES-0.33%


Wyndham International, Inc.
  Term Loan I due 06/30/06                        --           49,183         49,368
------------------------------------------------------------------------------------
  Term Loan II due 04/01/06                       --          702,103        704,736
====================================================================================
                                                                             754,104
====================================================================================



HOUSEHOLD APPLIANCES-0.45%


Goodman Global Holdings, Inc.
  Term Loan due 12/23/11                          B2        1,000,000      1,010,000
====================================================================================



HOUSEHOLD PRODUCTS-4.12%


Central Garden & Pet Co.
  Term Loan B due 05/15/09                        Ba2         475,755        479,323
------------------------------------------------------------------------------------
Prestige Brands International, Inc.
  Term Loan B due 04/06/11                        B1        1,036,768      1,047,784
------------------------------------------------------------------------------------
  Term Loan C due 10/06/11                        B2          375,618        386,417
------------------------------------------------------------------------------------
Rayovac Corp.
  Term Loan C due 09/30/09                        B1          719,705        729,601
------------------------------------------------------------------------------------
Rent-A-Center, Inc.
  Term Loan due 06/30/10                          Ba2       1,348,199      1,361,681
------------------------------------------------------------------------------------
Scotts Co. (The)
  Term Loan B due 09/30/10                        Ba1         191,083        192,596
------------------------------------------------------------------------------------
United Industries Co.
  Second Lien Term Loan due 10/31/11              B2          359,858        365,256
------------------------------------------------------------------------------------
  Term Loan due 04/30/11                          B1        4,651,244      4,721,013
====================================================================================
                                                                           9,283,671
====================================================================================



INDUSTRIAL CONGLOMERATES-4.25%


Aearo Corp.
  Term Loan due 04/07/11                          B1          248,125        251,227
------------------------------------------------------------------------------------
AMSTED Industries Inc.
  Term Loan B1 due 10/15/10                       B1          274,648        277,737
------------------------------------------------------------------------------------
Blount International Inc.
  Term Loan B due 08/09/10                        B2          998,125      1,013,097
------------------------------------------------------------------------------------
Bway Corp.
  Term Loan B due 06/30/11                        B1        1,128,400      1,146,266
------------------------------------------------------------------------------------
Dresser Inc.
  Term Loan C due 04/10/09                        Ba3         430,768        437,768
------------------------------------------------------------------------------------
Dresser-Rand, Inc.
  Term Loan B1 due 10/29/11                       B1          277,083        281,240
------------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan C due 06/30/09                        Ba3         594,744        605,896
------------------------------------------------------------------------------------
Invensys PLC (United Kingdom) Bonding Cash
  Collateral due 03/05/09                         Ba3       1,101,464      1,107,522
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Ionics, Inc.
  Term Loan due 02/14/11                          B1          237,449        237,449
------------------------------------------------------------------------------------
Norcross Safety Products LLC
  Term Loan due 03/20/09                          B1       $  526,212   $    530,816
------------------------------------------------------------------------------------
Polypore International, Inc.
  Term Loan due 11/12/11                          B1          388,050        394,841
------------------------------------------------------------------------------------
Precise Technology, Inc.
  First Lien Term Loan due 03/22/11               B1          694,750        699,961
------------------------------------------------------------------------------------
  Second Lien Term Loan due 03/22/11              B2          590,000        591,475
------------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B due 12/31/09                        B1        1,384,576      1,401,884
------------------------------------------------------------------------------------
Unifrax Corp.
  Term Loan due 05/18/10                          B1          593,979        604,374
====================================================================================
                                                                           9,581,553
====================================================================================


INDUSTRIAL GASES-0.48%


Ferrellgas, L.P.
  Term Loan C due 06/17/06                        B1        1,082,984      1,085,692
====================================================================================


INDUSTRIAL MACHINERY-3.05%


Bucyrus International, Inc.
  Term Loan due 07/28/10                          Ba3         493,750        501,156
------------------------------------------------------------------------------------
CLFX Corp.
  Term Loan B due 11/30/11                        Ba3         523,206        528,439
------------------------------------------------------------------------------------
Demag Investment
  Term Loan C due 09/30/11                        Ba3         500,000        501,563
------------------------------------------------------------------------------------
EnerSys Capital Inc.
  Term Loan due 03/17/11                          Ba3         472,804        477,237
------------------------------------------------------------------------------------
Gleason Corp.
  Term Loan B due 07/27/11                        --          500,000        506,875
------------------------------------------------------------------------------------
Itron, Inc.
  Term Loan B due 12/17/10                        Ba3         405,608        408,650
------------------------------------------------------------------------------------
Pro Mach, Inc.
  Term Loan B due 12/14/11                        B1          500,000        506,875
------------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan due 11/25/09                          B1        1,097,917      1,117,130
------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc.
  Term Loan B due 12/29/10                        B2          249,375        250,622
------------------------------------------------------------------------------------
Roper Industries, Inc.
  Term Loan A due 12/13/09                        Ba2       1,500,000      1,505,625
------------------------------------------------------------------------------------
SPX Corp.
  Term Loan B-1 due 09/30/09                      Ba2         566,805        571,765
====================================================================================
                                                                           6,875,937
====================================================================================


INTEGRATED OIL & GAS-0.45%


Texas Genco Holdings, Inc. Delayed Loan due
  12/14/11(d)                                     Ba2         354,312        359,184
------------------------------------------------------------------------------------
  Term Loan due 12/14/11                          Ba2         643,357        651,935
====================================================================================
                                                                           1,011,119
====================================================================================


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


INTEGRATED TELECOMMUNICATION SERVICES-2.18%


Cincinnati Bell Inc.
  Term Loan D due 06/30/08                        B1       $2,042,454   $  2,069,262
------------------------------------------------------------------------------------
D&E Communications, Inc.
  Term Loan B due 12/31/11                        Ba3         841,433        853,003
------------------------------------------------------------------------------------
Iowa Telecommunications
  Services, Inc.
  Term Loan B due 11/23/11                        Ba3         850,000        855,313
------------------------------------------------------------------------------------
Syniverse Technologies, Inc.
  Term Loan B due 09/30/10                        Ba3       1,120,241      1,130,043
====================================================================================

                                                                           4,907,621
====================================================================================



INTERNET SOFTWARE & SERVICES-0.35%


Language Line LLC
  Term Loan B due 06/10/11                        B2          778,947        789,658
====================================================================================


LEISURE FACILITIES-4.24%


24 Hour Fitness Worldwide Inc.
  Term Loan due 07/01/09                          B1        1,249,887      1,259,261
------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc. Revolving Loan
  due 02/27/09(d)                                 B1          500,000        480,000
------------------------------------------------------------------------------------
  Term Loan B due 08/27/09                        B1          437,686        441,243
------------------------------------------------------------------------------------
Loews Cineplex Entertainment Corp.
  Term Loan B due 06/30/11                        B1        2,699,235      2,732,976
------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.
  Term Loan B due 04/30/11                        Ba3       1,995,000      1,995,000
------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan B due 11/10/10                        Ba3       1,915,074      1,937,816
------------------------------------------------------------------------------------
Universal City Development
  Term Loan B due 06/09/11                        Ba3         250,000        253,750
------------------------------------------------------------------------------------
Wallace Theater Corp.
  First Lien Term Loan due 07/31/09               B2          455,484        462,886
====================================================================================
                                                                           9,562,932
====================================================================================


LEISURE PRODUCTS-0.60%


Cinemark USA, Inc.
  Term Loan C due 03/31/11                        Ba3         370,327        376,344
------------------------------------------------------------------------------------
Hollywood Entertainment Corp.
  Term Loan B due 03/31/08                        Ba3         468,750        468,750
------------------------------------------------------------------------------------
Pure Fishing, Inc.
  First Lien Term Loan
  due 09/30/10                                    B1          493,550        500,917
====================================================================================
                                                                           1,346,011
====================================================================================



MARINE-0.52%

Horizon Lines LLC
  Term Loan due 07/07/11                          B2          746,250        753,713
------------------------------------------------------------------------------------
US Shipping LLC
  Term Loan due 04/30/10                          Ba3         417,491        421,144
====================================================================================
                                                                           1,174,857
====================================================================================

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------



METAL & GLASS CONTAINERS-3.05%


Ball Corp.
  Term Loan B1 due 12/19/09                       Ba2      $  528,615   $    534,562
------------------------------------------------------------------------------------
Berry Plastics Corp.
  Term Loan C due 06/30/10                        B1        1,281,652      1,296,872
------------------------------------------------------------------------------------
Graham Packaging Co., L.P.
  Term Loan B due 10/07/11                        B2        2,000,000      2,028,334
------------------------------------------------------------------------------------
  Term Loan C due 04/07/12                        B3        1,000,000      1,025,833
------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan due 08/23/09                          Ba2         192,803        194,610
------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan due 08/13/10                          B1          137,399        138,773
------------------------------------------------------------------------------------
Silgan Containers Corp.
  Term Loan B due 11/30/08                        Ba3       1,642,854      1,664,416
====================================================================================
                                                                           6,883,400
====================================================================================


MOVIES & ENTERTAINMENT-1.50%


LodgeNet Entertainment Corp.
  Term Loan due 08/29/08                          B1          589,186        594,341
------------------------------------------------------------------------------------
Rainbow National Services LLC
  Term Loan B due 03/31/12                        B1        1,000,000      1,014,375
------------------------------------------------------------------------------------
Warner Music Group
  Term Loan due 02/28/11                          B1        1,736,875      1,764,375
====================================================================================
                                                                           3,373,091
====================================================================================


OFFICE SERVICES & SUPPLIES-2.19%


Buhrmann N.V. (Netherlands)
  Term Loan C-1 due 12/23/10                      Ba3       1,558,007      1,582,351
------------------------------------------------------------------------------------
Global Imaging Systems, Inc.
  Add Term Loan due 05/10/10                      Ba3         467,434        473,277
------------------------------------------------------------------------------------
Identity Group
  Term Loan due 05/01/06                          --        2,987,409      1,971,690
------------------------------------------------------------------------------------
Knoll, Inc.
  Term Loan due 09/29/11                          Ba3         901,446        911,588
====================================================================================
                                                                           4,938,906
====================================================================================


OIL & GAS DRILLING-0.21%


Pride International, Inc.
  Term Loan B due 07/07/11                        Ba1         465,417        470,362
====================================================================================


OIL & GAS EQUIPMENT & SERVICES-0.22%


La Grange Acquisitions L.P.
  Term Loan due 01/18/08                          Ba3         250,000        253,906
------------------------------------------------------------------------------------
SemGroup LP
  Term Loan B due 08/27/10                        B1          249,375        252,804
====================================================================================
                                                                             506,710
====================================================================================


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.38%


Williams Production RMT Co.
  Term Loan C due 05/30/08                        B1       $  837,293   $    847,759
====================================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-0.58%


Conseco, Inc.
  Term Loan due 06/22/10                          B2        1,276,800      1,299,144
====================================================================================



PACKAGED FOODS & MEATS-1.14%


Birds Eye Foods Inc.
  Term Loan B due 08/12/08                        B1          464,507        469,443
------------------------------------------------------------------------------------
Del Monte Foods Co.
  Term Loan B due 12/20/10                        Ba3         731,368        744,167
------------------------------------------------------------------------------------
Dole Food Co., Inc.
  Term Loan D due 09/28/08                        Ba3         237,773        241,637
------------------------------------------------------------------------------------
  Term Loan E due 09/28/08                        Ba3         126,286        128,338
------------------------------------------------------------------------------------
Luigino's, Inc.
  Term Loan B due 04/02/11                        B1          340,246        339,396
------------------------------------------------------------------------------------
Michael Foods Inc.
  Term Loan B due 11/21/10                        B1          643,505        652,353
====================================================================================
                                                                           2,575,334
====================================================================================



PAPER PACKAGING-1.78%


Intertape Polymer Group Inc. (Canada)
  Term Loan B due 07/28/11                        Ba3         498,750        504,361
------------------------------------------------------------------------------------
Owens-Illinois, Inc.
  Term Loan A1 due 12/31/07                       B1          453,553        462,624
------------------------------------------------------------------------------------
Printpack, Inc.
  Term Loan C due 03/31/09                        Ba3         731,268        734,924
------------------------------------------------------------------------------------
Smurfit-Stone Container Corp. Syn LC due
  11/01/11                                        Ba3         122,308        123,990
------------------------------------------------------------------------------------
  Term Loan B due 11/01/11                        Ba3         972,987        986,366
------------------------------------------------------------------------------------
  Term Loan C due 11/01/11                        Ba3         304,801        308,992
------------------------------------------------------------------------------------
Solo Cup Co.
  Term Loan due 02/27/11                          B1          883,325        899,335
====================================================================================
                                                                           4,020,592
====================================================================================



PERSONAL PRODUCTS-1.28%


Church & Dwight Co., Inc.
  Term Loan B due 05/30/11                        Ba2       1,134,197      1,145,540
------------------------------------------------------------------------------------
Tempur World, Inc.
  Term Loan B due 06/30/09                        Ba3         748,600        754,215
------------------------------------------------------------------------------------
Weight Watchers International, Inc.
  Term Loan B due 03/31/10                        Ba1         277,200        278,759
------------------------------------------------------------------------------------
  Term Loan C due 03/31/10                        Ba1         698,250        703,924
====================================================================================
                                                                           2,882,438
====================================================================================

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

PHARMACEUTICALS-0.55%


Alpharma Inc.
  Term Loan A due 10/05/07                        B1          697,301        695,557
------------------------------------------------------------------------------------
  Term Loan B due 10/05/08                        B1       $  543,059   $    545,435
====================================================================================
                                                                           1,240,992
====================================================================================


PRECIOUS METALS & MINERALS-0.47%


IMC Global Inc.
  Term Loan B due 11/17/06                        Ba3       1,060,073      1,060,073
====================================================================================


PUBLISHING-7.47%


Advertising Direct Solutions Holdings Inc.
  Term Loan B due 11/09/11                        B1        1,500,000      1,516,250
------------------------------------------------------------------------------------
  Second Lien Term Loan due 05/09/12              B3        1,250,000      1,278,125
------------------------------------------------------------------------------------
American Media, Inc.
  Term Loan C due 04/01/07                        Ba3       2,257,852      2,291,720
------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan E due 08/15/09                        Ba2         745,419        753,805
------------------------------------------------------------------------------------
Dex Media East LLC
  Term Loan B due 05/08/09                        Ba2         629,941        637,028
------------------------------------------------------------------------------------
Dex Media West LLC
  Term Loan B due 03/09/10                        Ba2       2,396,492      2,424,950
------------------------------------------------------------------------------------
Freedom Communications, Inc.
  Term Loan B due 05/18/12                        Ba3         500,000        507,188
------------------------------------------------------------------------------------
Journal Register Co.
  Term Loan B due 08/12/12                        Ba2         750,000        752,813
------------------------------------------------------------------------------------
Nebraska Book Co., Inc.
  Term Loan due 03/04/11                          B2          198,500        200,733
------------------------------------------------------------------------------------
Network Communications, Inc.
  Term Loan B due 06/30/11                        B2          358,200        361,782
------------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan D due 06/30/11                        Ba3       2,622,007      2,658,060
------------------------------------------------------------------------------------
Sun Media Corp.
  Term Loan B due 02/07/09                        Ba2         655,353        661,088
------------------------------------------------------------------------------------
Thomson Media
  Term Loan B due 11/08/11                        B1          140,000        141,575
------------------------------------------------------------------------------------
  Term Loan C due 11/30/12                        B2          100,000        101,750
------------------------------------------------------------------------------------
TransWestern Publishing Co.
  Term Loan B due 02/25/11                        B1        1,346,625      1,366,263
------------------------------------------------------------------------------------
  Term Loan due 02/25/12                          B3          695,497        709,407
------------------------------------------------------------------------------------
  New Term Loan due 02/25/11                      B1          460,000        466,325
====================================================================================
                                                                          16,828,862
====================================================================================


RAILROADS-1.03%


Helm Holding Corp.
  Term Loan B due 07/02/10                        B2          748,125        758,412
------------------------------------------------------------------------------------
  Term Loan C due 12/31/10                        B2          400,000        405,000
------------------------------------------------------------------------------------
Kansas City Southern
  Term Loan B due 03/30/08                        Ba3       1,000,000      1,016,250
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
RAILROADS-(CONTINUED)

Pacer International, Inc.
  Term Loan due 06/10/10                          B1       $  140,915   $    142,677
====================================================================================
                                                                           2,322,339
====================================================================================



REAL ESTATE-0.16%


Crescent Real Estate Equities Co.
  Term Loan due 01/12/06                          Ba2         363,627        365,900
====================================================================================



REAL ESTATE MANAGEMENT & DEVELOPMENT-0.06%


Lake Las Vegas Resort
  First Lien Term Loan
  due 11/01/09                                    B1          139,625        140,672
====================================================================================



SEMICONDUCTORS-0.99%


AMI Semiconductors, Inc.
  Term Loan due 09/26/08                          B1          987,500        997,375
------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc.
  Term Loan due 06/19/08                          Ba3       1,221,400      1,235,141
====================================================================================
                                                                           2,232,516
====================================================================================



SOFT DRINKS-0.45%


Constellation Brands, Inc.
  Term Loan B due 11/30/11                        Ba2       1,000,000      1,013,750
====================================================================================



SPECIALTY CHEMICALS-4.51%


Cognis Deutschland GmbH & Co. KG (Germany)
  Term Loan B due 11/15/13                        B2          320,000        331,200
------------------------------------------------------------------------------------
  Term Loan B1 due 03/30/12                       B1          307,018        310,855
------------------------------------------------------------------------------------
  Term Loan B4 due 03/30/12                       B1          192,982        195,395
------------------------------------------------------------------------------------
  Term Loan C1 due 03/29/13                       B1          500,000        507,500
------------------------------------------------------------------------------------
Crompton Corp.
  Loan C due 08/16/09                             Ba2         990,000        998,663
------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B1 due 12/31/10                       B1        3,349,433      3,387,114
------------------------------------------------------------------------------------
KRATON Polymers LLC
  Term Loan due 12/23/10                          B1          442,238        448,319
------------------------------------------------------------------------------------
Nalco Co.
  Term Loan B due 11/04/10                        B1        1,415,006      1,435,524
------------------------------------------------------------------------------------
Resolution Specialty Materials
  Term Loan due 08/02/10                          B1        2,000,000      2,035,000
------------------------------------------------------------------------------------
Ripplewood Phosphorus
  Term Loan due 07/20/11                          B2          497,500        504,963
====================================================================================
                                                                          10,154,533
====================================================================================

TOBACCO-0.29%


Commonwealth Brands, Inc.
  Term Loan due 08/28/07                          Ba3      $  637,292   $    645,259
====================================================================================


WIRELESS TELECOMMUNICATION SERVICES-5.11%


Cellular South Inc.
  Term Loan B due 05/04/11                        Ba3         119,400        120,743
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Communications Corp.
  Term Loan B due 02/09/11                        B2        1,442,396      1,461,027
------------------------------------------------------------------------------------
Nextel Communications, Inc.
  Term Loan E due 12/15/10                        Ba1       3,675,899      3,680,770
------------------------------------------------------------------------------------
Nextel Partners, Inc.
  Term Loan C due 05/31/11                        Ba3         250,000        253,750
------------------------------------------------------------------------------------
SBA Communications Corp.
  Term Loan C due 10/31/08                        B1        2,321,667      2,356,492
------------------------------------------------------------------------------------
Valor Telecommunications, LLC Second Lien
  Term Loan due 11/10/11                          B3          280,000        287,467
------------------------------------------------------------------------------------
  Term Loan B due 11/10/11                        B2          997,500      1,009,346
------------------------------------------------------------------------------------
Western Wireless Corp.
  Term Loan B due 05/31/11                        B2        2,301,306      2,338,702
====================================================================================
                                                                          11,508,297
====================================================================================
    Total Senior Secured Floating Rate
      Interests (Cost $257,342,092)                                      255,421,202
====================================================================================

FLOATING RATE NOTES-2.80%

BROADCASTING & CABLE TV-1.36%


Echostar Communications Corp.,
  Sr. Unsec. Floating Rate Notes, 5.81%,
  10/01/08(h)(i)                                  Ba3       2,000,000      2,090,000
------------------------------------------------------------------------------------
Paxson Communications Corp.,
  Sr. Sec. Floating Rate Notes, 5.41%,
  01/15/10 (Acquired 01/13/04; Cost
  $951,000)(h)(i)(j)                              B1          951,000        965,265
====================================================================================
                                                                           3,055,265
====================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.67%


Time Warner Telecom Inc.
  Sr. Sec. Floating Rate Notes, 6.29%,
  02/15/11(h)(i)                                  B1        1,500,000      1,515,000
====================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.77%


Rogers Wireless Inc. (Canada),
  Sr. Sec. Floating Rate Notes, 5.53%,
  12/15/10
  (Acquired 11/30/04; Cost
  $1,000,000)(h)(i)(j)(k)                         Ba3       1,000,000      1,052,500
------------------------------------------------------------------------------------
Rural Cellular Corp.,
  Sr. Sec. Floating Rate Notes, 6.99%,
  03/15/10(h)(i)                                  B2          670,000        691,775
====================================================================================
                                                                           1,744,275
====================================================================================
    Total Floating Rate Notes (Cost
      $6,121,000)                                                          6,314,540
====================================================================================

                                                                           MARKET
                                                             SHARES        VALUE
====================================================================================

DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-0.27%

AIR FREIGHT & LOGISTICS-0.00%

Gemini Air Cargo, Inc.-Pfd. (Acquired
  12/18/03; Cost $0)(f)(j)(k)(l)                               29,793   $          0
====================================================================================

COMPUTER HARDWARE-0.00%

DecisionOne Corp. (Acquired 04/18/00; Cost
  $401,192)(f)(j)(k)(i)                                        37,286              0
====================================================================================

ENVIRONMENTAL SERVICES-0.27%

Safety-Kleen Corp. (Acquired 12/24/03, Cost
  $2,062,077)(g)(j)(l)                                        102,803        575,697
------------------------------------------------------------------------------------
Safety-Kleen Corp.-Pfd. (Acquired 12/24/03;
  Cost $286,280)(g)(j)(l)                                       1,751         43,775
====================================================================================
                                                                             619,472
====================================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $2,749,549)                                            619,472
====================================================================================

------------------------------------------------------------------------------------
                                                                           MARKET
                                                             SHARES        VALUE

MONEY MARKET FUNDS-0.98%

Liquid Assets Portfolio-Institutional
  Class(m)                                                  1,100,447   $  1,100,447
------------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(m)                 1,100,447   $  1,100,447
====================================================================================
    Total Money Market Funds (Cost
      $2,200,894)                                                          2,200,894
====================================================================================
TOTAL INVESTMENTS-117.41% (Cost $268,413,535)                            264,556,108
====================================================================================
OTHER ASSETS LESS LIABILITIES-(17.41)%                                   (39,223,992)
====================================================================================
NET ASSETS-100.00%                                                      $225,332,116
____________________________________________________________________________________
====================================================================================

Abbreviations:

Pfd.     - Preferred
Sec.     - Secured
Sr.      - Senior
Syn LC   - Synthetic Letter of Credit
Unsec.   - Unsecured

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's").
(b) Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) A portion of this holding is subject to unfunded loan commitments. See Note
    7.
(e) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The market value of this security at December 31, 2004 represented 0.03% of the Fund's Total Investments.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $77,641, which represented 0.03% of the Fund's Total Investments. See Note 1A.
(g) Consists of more than one class of securities traded together as a unit.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $6,314,540, which represented 2.39% of the Fund's Total Investments. See Note 1A.
(i) Interest rate is redetermined quarterly. Rate shown is rate in effect on December 31, 2004.
(j) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The aggregate market value of these securities at December 31, 2004 was $2,637,237, which represented 1.17% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(k) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $1,052,500, which represented 0.47% of the Fund's Net Assets.
(l) Non-income producing security.
(m)
    The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $266,212,641)                                $262,355,214
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,200,894)                               2,200,894
===========================================================
    Total investments (cost $268,413,535)       264,556,108
===========================================================
Receivables for:
  Investments sold                                   17,550
-----------------------------------------------------------
  Fund shares sold                                   32,539
-----------------------------------------------------------
  Dividends and interest                          1,080,888
-----------------------------------------------------------
  Amount due from advisor                            60,390
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               16,944
-----------------------------------------------------------
Other assets                                         84,011
===========================================================
    Total assets                                265,848,430
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Accrued interest                                   98,517
-----------------------------------------------------------
  Investments purchased                           3,927,811
-----------------------------------------------------------
  Dividends                                         272,975
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 25,088
-----------------------------------------------------------
  Loan outstanding                               36,000,000
-----------------------------------------------------------
Accrued distribution fees                            95,068
-----------------------------------------------------------
Accrued transfer agent fees                          16,105
-----------------------------------------------------------
Accrued operating expenses                           80,750
===========================================================
    Total liabilities                            40,516,314
===========================================================
Net assets applicable to shares outstanding    $225,332,116
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $279,153,936
-----------------------------------------------------------
Undistributed net investment income                  69,625
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (50,034,018)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (3,857,427)
===========================================================
                                               $225,332,116
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $190,814,454
___________________________________________________________
===========================================================
Class C                                        $ 34,517,662
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class B                                          21,156,609
___________________________________________________________
===========================================================
Class C                                           3,838,054
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.02
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.99
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $11,098,414
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       58,372
-------------------------------------------------------------------------
Facility fees earned                                              385,891
=========================================================================
    Total investment income                                    11,542,677
=========================================================================

EXPENSES:

Advisory fees                                                   2,209,289
-------------------------------------------------------------------------
Administrative services fees                                       63,488
-------------------------------------------------------------------------
Custodian fees                                                     44,387
-------------------------------------------------------------------------
Distribution fees:
  Class B                                                         513,551
-------------------------------------------------------------------------
  Class C                                                         203,521
-------------------------------------------------------------------------
Interest and line of credit                                       354,119
-------------------------------------------------------------------------
Transfer agent fees                                               247,556
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             19,331
-------------------------------------------------------------------------
Professional fees                                                 210,648
-------------------------------------------------------------------------
Other                                                             208,385
=========================================================================
    Total expenses                                              4,074,275
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (180,324)
=========================================================================
    Net expenses                                                3,893,951
=========================================================================
Net investment income                                           7,648,726
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (6,992,122)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   13,529,654
=========================================================================
Net gain from investment securities                             6,537,532
=========================================================================
Net increase in net assets resulting from operations          $14,186,258
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  7,648,726    $  9,884,190
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (6,992,122)     (6,496,705)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  13,529,654      14,410,573
==========================================================================================
    Net increase in net assets resulting from operations        14,186,258      17,798,058
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (6,749,808)     (9,006,161)
------------------------------------------------------------------------------------------
  Class C                                                         (821,292)       (668,536)
==========================================================================================
    Total distributions to shareholders from net investment
     income                                                     (7,571,100)     (9,674,697)
==========================================================================================
Return of capital:
  Class B                                                         (164,251)             --
------------------------------------------------------------------------------------------
  Class C                                                          (21,727)             --
==========================================================================================
    Total return of capital                                       (185,978)             --
==========================================================================================
Decrease in net assets resulting from distributions             (7,757,078)     (9,674,697)
==========================================================================================
Share transactions-net:
  Class B                                                      (36,826,936)    (51,825,825)
------------------------------------------------------------------------------------------
  Class C                                                       12,972,750        (220,648)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (23,854,186)    (52,046,473)
==========================================================================================
    Net increase (decrease) in net assets                      (17,425,006)    (43,923,112)
==========================================================================================

NET ASSETS:

  Beginning of year                                            242,757,122     286,680,234
==========================================================================================
  End of year (including undistributed net investment income
    of $69,625 and $175,968, respectively)                    $225,332,116    $242,757,122
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2004

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  14,186,258
=============================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Decrease in receivables                                            (208,489)
-----------------------------------------------------------------------------
  Increase in payables                                                 56,395
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments                  (6,537,532)
-----------------------------------------------------------------------------
  Amortization                                                       (328,691)
-----------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    floating rate interests                                       201,273,584
-----------------------------------------------------------------------------
  Purchases of senior secured floating rate interests            (226,524,396)
-----------------------------------------------------------------------------
  Purchases of short-term investments                             (20,959,351)
-----------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                    20,973,000
=============================================================================
    Net cash provided by (used in) operating activities           (18,069,222)
=============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from shares of beneficial interest sold                 28,041,050
-----------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    repurchased                                                   (56,514,336)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                   (3,025,171)
-----------------------------------------------------------------------------
  Proceeds from bank line of credit                                36,000,000
=============================================================================
    Net cash provided by financing activities                       4,501,543
=============================================================================
Net increase in cash and cash equivalents                         (13,567,679)
-----------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                   15,768,573
=============================================================================
Cash and cash equivalents at end of period                      $   2,200,894
_____________________________________________________________________________
=============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                              $   4,717,987
_____________________________________________________________________________
=============================================================================

See accompany notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers multiple classes of shares. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured floating rate loans ("Corporate Loans") and senior secured floating rate debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. ("AIM") and its sub-advisor, INVESCO Senior Secured Management, Inc., ("ISSM"). ISSM, under the supervision of AIM, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of ISSM and for which ISSM can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by ISSM utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of ISSM, and with respect to securities whose bid quotes ISSM believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by ISSM at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. ISSM believes that intermediate participants (defined below in Note 1G) selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, ISSM may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account.

       Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Facility fees received may be amortized over the life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., included in the Statement of Operations, are recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and AIM.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

G. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

H. REPURCHASE OFFERS -- The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares. The early withdrawal charge is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and ISSM, AIM pays ISSM at the annual rate of 40% of AIM's compensation on the sub-advised assets. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class B and Class C shares to 1.50% and 1.75%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the

Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $61,776.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $46,545 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $63,488.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $247,556. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has voluntarily agreed to waive 0.25% of the Class C Plan fees. Of these amounts, up to 0.25% of the average daily net assets of the Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class B and Class C shares paid $513,551 and $135,681, respectively, after AIM Distributors waived Plan fees of $67,840 for Class C shares.

    Early withdrawal charges are not recorded as expenses of the Fund. They are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended December 31, 2004, AIM Distributors advised the Fund that it received $129,520 and $5,116 from Class B and Class C shares, respectively, in early withdrawal sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 7,747,259     $ 75,106,095    $ (81,752,907)       $   --         $1,100,447     $29,675       $   --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            7,747,259       75,106,095      (81,752,907)           --          1,100,447      28,697           --
===========================================================================================================================
  Total          $15,494,518     $150,212,190    $(163,505,814)       $   --         $2,200,894     $58,372       $   --
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,863 and credits in custodian fees of $1,300 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $4,163.

NOTE 5--TRUSTEES FEES


Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,162 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Effective June 12, 2004, the Fund became a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $140,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $24,115,740 with a weighted average interest rate of 2.40% and interest expense of $170,839.

    Effective November 1, 2004, the Fund entered into a new agreement, which replaced the committed line of credit facility with Citibank, N.A., whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $33,147,541 with a weighted average interest rate of 2.90% and interest expense of $160,331.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--UNFUNDED LOAN COMMITMENTS

As of December 31, 2004, the Fund had unfunded loan commitments of $3,951,442, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

BORROWER                                                        UNFUNDED COMMITMENTS
------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.                                          $  480,000
------------------------------------------------------------------------------------
Las Vegas Sands, Inc. (Venetian Casino Resort, LLC)                     276,477
------------------------------------------------------------------------------------
Texas Genco Holdings, Inc.                                              359,184
------------------------------------------------------------------------------------
Wynn Resorts, Ltd.                                                    2,835,781
====================================================================================
                                                                     $3,951,442
____________________________________________________________________________________
====================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $7,571,100    $9,674,697
--------------------------------------------------------------------------------------
  Return of capital                                              185,978            --
======================================================================================
Total distribution                                            $7,757,078    $9,674,697
______________________________________________________________________________________
======================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation (depreciation) -- investments           $ (3,767,835)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (21,203)
----------------------------------------------------------------------------
Capital loss carryforward                                        (44,959,215)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (5,073,567)
----------------------------------------------------------------------------
Shares of beneficial interest                                    279,153,936
============================================================================
Total net assets                                                $225,332,116
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, premium amortization on restructured loans and the treatment of defaulted loans.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                                $   453,428
-----------------------------------------------------------------------------
December 31, 2009                                                 10,188,057
-----------------------------------------------------------------------------
December 31, 2010                                                 21,273,718
-----------------------------------------------------------------------------
December 31, 2011                                                 10,298,295
-----------------------------------------------------------------------------
December 31, 2012                                                  2,745,717
=============================================================================
Total capital loss carryforward                                  $44,959,215
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $225,294,215 and $197,312,939, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,698,024
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,465,859)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                      $(3,767,835)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $268,323,943.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of premium amortization, defaulted bonds and return of capital distributions, on December 31, 2004, undistributed net investment income was increased by $2,009, undistributed net realized gain (loss) was increased by $183,971 and shares of beneficial interest decreased by $185,980. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class B shares and Class C shares. Both classes are sold at net asset value with no front-end sales charge. Each class imposes an early withdrawal charge on certain redemptions.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                      1,110,006    $  9,865,550       718,381    $  6,228,263
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,034,158      18,066,194       833,690       7,239,407
======================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        456,936       4,068,921       607,360       5,256,934
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         72,970         649,066        54,064         466,974
======================================================================================================================
Reacquired:
  Class B                                                     (5,710,581)    (50,761,407)   (7,319,172)    (63,311,022)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (645,752)     (5,742,510)     (917,327)     (7,927,029)
======================================================================================================================
                                                              (2,682,263)   $(23,854,186)   (6,023,004)   $(52,046,473)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2004                  2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.77              $   8.51    $   8.64    $   9.37    $   9.68
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30                  0.33        0.38        0.60(a)     0.78
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25                  0.25       (0.13)      (0.73)      (0.31)
================================================================================================================================
    Total from investment operations                              0.55                  0.58        0.25       (0.13)       0.47
================================================================================================================================
Less Distributions:
  Dividends from net investment income                           (0.29)                (0.32)      (0.38)      (0.60)      (0.78)
--------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                             (0.01)                   --          --          --          --
================================================================================================================================
    Total distributions                                          (0.30)                (0.32)      (0.38)      (0.60)      (0.78)
================================================================================================================================
Net asset value, end of period                                $   9.02              $   8.77    $   8.51    $   8.64    $   9.37
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   6.36%                 6.94%       2.88%      (1.49)%      5.03%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $190,814              $221,964    $266,260    $357,841    $458,359
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):                                                       1.65%(c)(d)           1.48%       1.49%       1.38%       1.50%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):                                                       1.50%(c)(d)           1.48%       1.49%       1.38%       1.50%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of net investment income to average net assets              3.31%(c)              3.80%       4.40%       6.66%       8.18%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of interest expense to average net assets(e)                0.15%(c)                --          --          --          --
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             82%                   72%         56%         38%         39%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $205,420,610.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.69% and 1.54% including interest expense and excluding interest expense, respectively.
(e) Ratio includes interest expense and fees on the committed line of credit.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                             APRIL 3, 2000
                                                                                                              (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              -------------------------------------------    DECEMBER 31,
                                                               2004          2003       2002       2001          2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.75       $  8.49    $  8.62    $  9.35       $  9.63
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27          0.31       0.36       0.58(a)       0.58
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.25          0.25      (0.14)     (0.73)        (0.28)
==========================================================================================================================
    Total from investment operations                             0.52          0.56       0.22      (0.15)         0.30
==========================================================================================================================
Less Distributions:
  Dividends from net investment income                          (0.27)        (0.30)     (0.35)     (0.58)        (0.58)
--------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)           --         --         --            --
==========================================================================================================================
    Total distributions                                         (0.28)        (0.30)     (0.35)     (0.58)        (0.58)
==========================================================================================================================
Net asset value, end of period                                $  8.99       $  8.75    $  8.49    $  8.62       $  9.35
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  5.98%         6.68%      2.62%     (1.75)%        3.22%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,518       $20,793    $20,421    $31,274       $28,354
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and/or expense reimbursements                 1.89%(c)      1.73%      1.74%      1.63%         1.73%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.19%(c)      1.98%      1.99%      1.88%         1.98%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and/or expense reimbursements                 1.74%(c)      1.73%      1.74%      1.63%         1.73%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.04%(c)      1.98%      1.99%      1.88%         1.98%(d)
==========================================================================================================================
Ratio of net investment income to average net assets             3.07%(c)      3.55%      4.15%      6.40%         8.14%(d)
==========================================================================================================================
Ratio of interest expense to average net assets(e)               0.15%(c)        --         --         --            --
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                         82%           72%        56%        38%           39%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $27,136,095.
(d)  Annualized.
(e) Ratio includes interest expense and fees on the committed line of credit.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Litigation

  On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named Defendants included AIM Floating Rate Fund.

  The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

  Discovery for this case has been stayed and pending motions have not been ruled upon. Thus, it is not possible to predict its outcome at this early stage of the proceedings.

  Enron Corp. v. J.P. Morgan Securities, AIM Floating Rate Fund, et al.; AIM Floating Rate Fund, along with other parties, was named as a defendant in a case filed in the United States Bankruptcy Court for the Southern District of New York on November 6, 2003. Plaintiff is seeking to declare that certain repurchases by Enron Corp. of commercial paper issued by the company from the defendants were preferential transfers that may be avoided in the bankruptcy proceeding so that they may be avoided. The aggregate amount of the repurchases from the Fund during the 90 days prior to the bankruptcy petition was $9,986,667. At this time, Fund management is unable to make an assessment as to the likelihood of loss, and therefore have not recorded a liability in the financial statements for any potential loss.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Floating Rate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, statement of cash flows, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    2001             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1997             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004

The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1997               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Senior Secured
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Management, Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    1166 Avenue of the
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Americas
                                                       Houston, TX 77046-1173   Houston, Texas           New York, NY 10036-2727
                                                                                77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN                SUB-SUB-ADVISOR
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and    INVESCO Institutional
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company            (N.A.), Inc.
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street      Fixed Income/Stable
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801    Value division
                              New York, NY 10022-3852                                                    The Aegon Center
                                                                                                         400 West Market Street,
                                                                                                         Suite 3300
                                                                                                         Louisville, KY
                                                                                                         40202-3360

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2004, the Fund designated 0% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0% was derived from U.S. Treasury Obligations.


            DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                              Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                            SECTOR EQUITY                   TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Endeavor Fund                    AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Small Companies Fund             AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                   FLR-AR-1           A I M Distributors, Inc.




                                    YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash             [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management             --Registered Trademark--
                                     Plans      Accounts
------------------------------------------------------------------------------------

                                                                    APPENDIX III


                                                          AIM FLOATING RATE FUND
                               Semiannual Report to Shareholders o June 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                          --Registered Trademark--

AIM FLOATING RATE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, AND SECONDARILY, PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of June 30, 2005, and is based on total net assets.


PRINCIPAL RISKS OF INVESTING IN THE FUND     is compiled by Lehman Brothers, a global     values and returns reported in the
                                             investment bank.                             Financial Highlights.
o The Fund is nondiversified, which
increases risks as well as potential         o The unmanaged CSFB LEVERAGED LOAN INDEX    o Industry classifications used in this
rewards.                                     is an index of below-investment-grade        report are generally according to the
                                             loans designed to mirror the investable      Global Industry Classification Standard,
o The Fund is a continuously offered,        universe of the U.S. dollar-denominated      which was developed by and is the
closed-end fund. No market currently         leveraged loan market. The index is          exclusive property and a service mark of
exists for either share class and none is    compiled by Credit Suisse First Boston       Morgan Stanley Capital International Inc.
expected to develop. To provide              Corporation, a well-known global             and Standard & Poor's.
liquidity, the Fund makes quarterly          investment bank.
tender offers. Consider your liquidity                                                    The Fund provides a complete list of its
needs when investing in the Fund.            o The unmanaged LIPPER CLOSED END (CE)       holdings four times in each fiscal year,
Floating rate investments should not be      LOAN PARTICIPATION FUND INDEX represents     at the quarter-ends. For the second and
confused with money market funds, and the    an average of the 10 largest CE loan         fourth quarters, the lists appear in the
Fund will not maintain a stable net asset    participation funds tracked by Lipper,       Fund's semiannual and annual reports to
value. The Fund can invest all or            Inc., an independent mutual fund             shareholders. For the first and third
substantially all of its assets in senior    performance monitor.                         quarters, the Fund files the lists with
secured floating rate loans and senior                                                    the Securities and Exchange Commission
secured debt securities or other             o The Fund is not managed to track the       (SEC) on Form N-Q. The most recent list
securities rated below investment grade.     performance of any particular index,         of portfolio holdings is available at
These securities are generally considered    including the indexes defined here, and      AIMinvestments.com. From our home
to have speculative characteristics and      consequently, the performance of the Fund    page, click on Products & Performance,
are subject to greater risk of loss of       may deviate significantly from the           then Mutual Funds, then Fund Overview.
principal and interest than higher-rated     performance of the indexes.                  Select your Fund from the drop-down menu
securities.                                                                               and click on Complete Quarterly Holdings.
                                             o A direct investment cannot be made in      Shareholders can also look up the Fund's
o As of June 1, 2004, the Fund may borrow    an index. Unless otherwise indicated,        Forms N-Q on the SEC's Web site at
money to purchase additional investments     index results include reinvested             sec.gov. And copies of the Fund's Forms
(use leverage). The Fund may also borrow     dividends, and they do not reflect sales     N-Q may be reviewed and copied at the
money to finance repurchase offers, or       charges. Performance of an index of funds    SEC's Public Reference Room at 450 Fifth
for temporary or emergency purposes.         reflects fund expenses; performance of a     Street, N.W., Washington, D.C. 20549-0102.
Money raised through borrowings will be      market index does not.                       You can obtain information on the
subject to interest costs, which may or                                                   operation of the Public Reference
may not exceed the interest on any assets    OTHER INFORMATION                            Room, including information about
purchased. Borrowing money to finance                                                     duplicating fee charges, by calling
investments also creates the risk of         o The Fund's 30-day distribution rate is     1-202-942-8090 or 1-800-732-0330, or by
higher volatility of the net asset value     calculated by dividing the annualized sum    electronic request at the following
of the shares.                               of the previous 30 days' dividends           e-mail address: publicinfo@sec.gov. The
                                             declared by the offering price per share     SEC file numbers for the Fund are
ABOUT INDEXES USED IN THIS REPORT            on the last day of the period.               811-09797 and 333-72419.

o The unmanaged Standard & Poor's            o The returns shown in management's          A description of the policies and
Composite Index of 500 Stocks (the S&P       discussion of Fund performance are based     procedures that the Fund uses to
500--Registered Trademark-- Index) is an     on net asset values calculated for           determine how to vote proxies relating to
index of common stocks frequently used as    shareholder transactions. Generally          portfolio securities is available without
a general measure of U.S. stock market       accepted accounting principles require       charge, upon request, from our Client
performance.                                 adjustments to be made to the net assets     Services department at 800-959-4246 or on
                                             of the Fund at period end for financial      the AIM Web site, AIMinvestments.com. On
o The unmanaged Lehman U.S. Aggregate        reporting purposes, and as such, the net     the home page, scroll down and click on
Bond Index (the LEHMAN AGGREGATE INDEX)      asset values for shareholder transactions    AIM Funds Proxy Policy. The information
represents the U.S. investment-grade         and the returns based on those net asset     is also available on the Securities and
fixed-rate bond market (including            values may differ from the net asset         Exchange Commission's Web site, sec.gov.
government and corporate securities,
mortgage pass-through securities and                                                      Information regarding how the Fund voted
asset-backed securities),                                                                 proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
                                                                                          site. Go to AIMinvestments.com, access
                                                                                          the About Us tab, click on Required
                                                                                          Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
                                                                                          drop-down menu. The information is also
                                                                                          available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

======================================================================================    =========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                            Class B Shares                      XAFRX

======================================================================================    Class C Shares                      XFRCX

                                                                                          =========================================


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM FLOATING RATE FUND


                    DEAR FELLOW AIM SHAREHOLDER:

                    We would like to call your attention to two new elements in this report on your Fund. First, on page 2, is a letter from
      [GRAHAM       Bruce Crockett, the independent Chair of the Board of
       PHOTO]       Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the annual report on your Fund dated December 31 of last year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

                       Mr. Crockett has expressed an interest in keeping
ROBERT H. GRAHAM    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr.
                    Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to
    [WILLIAMSON     manage the assets in your Fund. A discussion of the factors
       PHOTO]       the Board considered in reviewing the agreement is the
                    second new element in the report, and we encourage you to read it. It appears on pages 6 and 7.

                       Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the six-month reporting period. It was a rather muted six months in many
 MARK H. WILLIAMSON equity markets, with the strongest results coming from somewhat specialized segments rather than the broad markets. Domestically, for example, the energy sector vastly outperformed the S&P 500 Index. Overseas, developing markets produced much better results than developed markets. The discussion of how your Fund was managed during the period and the factors that affected its performance begins on page 3.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM        /S/ MARK H. WILLIAMSON

                    Robert H. Graham            Mark H. Williamson
                    President & Vice Chair,     Chairman & President,
                      AIM Funds                   A I M Advisors, Inc.

                    August 10, 2005


                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM FLOATING RATE FUND


                    DEAR FELLOW SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
     [CROCKETT      (AIM) that save shareholders approximately $20.8 million
       PHOTO]       annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than BRUCE L. CROCKETT two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."). The advisory agreement information about your Fund is also included in this semiannual report on pages 6 and 7. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investment Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investment Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,


                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    August 10, 2005

                                                                    APPENDIX III

AIM FLOATING RATE FUND

MANAGEMENT'S DISCUSSION                                                                      Our sell discipline is designed to
OF FUND PERFORMANCE                                                                       avoid loss of principal. Some conditions
                                                                                          that may cause us to reduce or sell a
======================================================================================    position include:

PERFORMANCE SUMMARY                          =========================================    o unfavorable industry trends, poor
                                                                                          performance or lack of access to capital
The Fund's performance lagged the Lehman     FUND VS. INDEXES                             that may cause the company to fail to
Aggregate Index because that index,                                                       meet its planned objectives
though representative of the                 TOTAL RETURNS,12/31/04-06/30/05, EXCLUDING
investment-grade bond market, has little     EARLY WITHDRAWAL CHARGES. IF EARLY           o earnings potential and/or price
correlation with the leveraged loan          WITHDRAWAL CHARGES WERE INCLUDED, RETURNS    potential improvement has been met or
market in which your Fund invests. The       WOULD BE LOWER.                              exceeded
Fund slightly lagged its style-specific
index because of the Fund's more             Class B Shares                      1.95%    o more attractive investment
conservative credit profile, as discussed                                                 opportunities
in the section "Market conditions and        Class C Shares                      1.82
your Fund. "A presentation of your Fund's                                                 MARKET CONDITIONS AND YOUR FUND
long-term performance appears on page 5.     Lehman Aggregate Index
                                             (Broad Market Index)                2.51     Over the six-month period, the leveraged
                                                                                          loan market was affected by rising
                                             CSFB Leveraged Loan Index                    interest rates, the credit environment
                                             (Style-specific Index)              2.47     and the increasing demand for loans.

                                             Lipper CE Loan Participation Fund               Unlike many investments, your Fund is
                                             Index (Peer Group Index)            2.03     not adversely affected by rising interest
                                                                                          rates. As its name suggests, the Fund
                                             SOURCE: LIPPER,INC.                          invests in loans that float above a base
                                                                                          rate. These loans usually float above the
                                             =========================================    London Interbank Offered Rate (LIBOR),
                                                                                          which is the rate of interest at which
======================================================================================    banks borrow funds from other banks.
                                                                                          Published daily, the three-month LIBOR
HOW WE INVEST                                o INDUSTRY POSITION AND DYNAMICS--company    began the period at 2.57%. The rate
                                             niche, size, vulnerabilities and             increased steadily in every month of the
We believe a carefully selected portfolio    suppliers, as well as industry challenges    period, and by June 30, 2005, it had
of senior secured loans, chosen from a       and potential                                risen to 3.52%.
broad source of issuers may provide a
steady stream of income with some capital    o ASSETS--their quality (valuation and          Because the interest rate on the loans
protection.                                  convertibility to cash) and divisibility     in which we invest is floating rather
                                                                                          than fixed, the portfolio's yield
   We construct the portfolio with a         o CASH FLOW--sales and earnings              generally increases as the LIBOR rises.
conservative approach, focusing on credit    breakdown, current and planned cash          For Class B shares, the Fund's yield, or
quality and low volatility. We choose        requirements and earnings predictability     30-day distribution rate at net asset
holdings based on our risk/return and                                                     value, increased from 3.91% to 4.66% over
relative value analysis, conducting an       o FINANCIAL FLEXIBILITY--access to           the period.
in-depth credit analysis on all available    additional capital
loans in both the primary (new issue) and
secondary (or trading) markets. We              We manage risk by holding daily credit                                  (continued)
examine each company's:                      reviews and a comprehensive monthly
                                             credit review of all holdings in the
o MANAGEMENT--experience, depth and track    portfolio to determine whether each
record                                       company has the ability to meets its
                                             objectives.

=========================================    =========================================    =========================================

PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 ISSUERS*

By sector, based on total investments         1. Broadcasting & Cable TV         11.8%     1. Kerr-McGee Corp.                 1.7%

               [PIE CHART]                    2. Publishing                       6.5      2. Spectrum Brands, Inc.            1.6

Industrials                         16.9%     3. Wireless Telecommunication                3. Rockwood Specialties Inc.        1.5
                                                 Services                         4.8
Materials                           14.1%                                                  4. Graham Packaging Co., L.P.       1.4
                                              4. Leisure Facilities               4.7
Consumer Staples                     8.6%                                                  5. TRW Automotive, Inc.             1.4
                                              5. Health Care Facilities           4.6
Health Care                          7.2%                                                  6. Adelphia (Olympus Cable
                                              6. Specialty Chemicals              4.6         Holding) Communications Corp.    1.4
Telecommunication Services           7.0%
                                              7. Industrial Conglomerates         4.2      7. Charter Communications, Inc.     1.4
Information Technology               6.3%
                                              8. Casinos & Gaming                 4.1      8. Huntsman ICI Chemicals LLC       1.4
Three other sectors, each
representing less than 3% of                  9. Communications Equipment         3.7      9. Community Health Systems, Inc.   1.3
the portfolio                        5.4%
                                             10. Household Products               3.6     10. Qwest Corp.                      1.3
Money Market Funds                   1.7%
                                             TOTAL NET ASSETS            $214 MILLION
Consumer Discretionary              32.8%
                                             TOTAL NUMBER OF HOLDINGS*            307
The Fund's holdings are subject to
change, and there is no assurance that       =========================================    =========================================
the Fund's portfolio will continue to
include any particular holding.

*Excluding money market fund holdings.

=========================================

AIM FLOATING RATE FUND

   During the period, the leveraged loan     Fortunately, increases in LIBOR and          relatively stable share price, the value
market was affected by a strong credit       interest rates in general have helped        of Fund shares will fluctuate.
environment. This means that money was       counteract some of the effect of narrow
available, the cost of borrowing was not     spreads.                                     IN CLOSING
so great as to deter corporate borrowers,
and the health of the economy supported         Because the loan market is driven by      Thank you for investing in AIM Floating
repayment. The strong credit environment     businesses' specific needs, we are           Rate Fund. We view this Fund as an
resulted in exceptionally low default        limited to the loans that are available      alternative investment within an
rates in the U.S. leveraged loan market.     in the market at any given time. Also,       investor's portfolio, one which has
On June 30, 2005, the trailing 12-month      certain sectors and industries are more      little correlation to other types of
default rate for your Fund was 0.00%.        likely than others to use senior secured     investments. We believe that our
                                             loans. While we do have a sector strategy    portfolio of carefully selected senior
   In the first half of 2005, U.S.           overlay, our main emphasis is on             secured loans from a wide number of
leveraged loan issuance reached $276.4       fundamentals such as credit quality and      industries and issuers may provide a
billion, with second-quarter volume          relative valuation.                          competitive return with limited risk to
reaching an all-time high. Nevertheless,                                                  principal.
the demand for these loans as investment        During the period, the Fund was most
instruments continued to outstrip supply.    heavily invested in loans within the         THE VIEWS AND OPINIONS EXPRESSED IN
Reasons for increased demand included:       consumer discretionary, industrials and      MANAGEMENT'S DISCUSSION OF FUND
                                             materials sectors. Within the consumer       PERFORMANCE ARE THOSE OF A I M ADVISORS,
o the rising LIBOR rate attracted            discretionary sector--by far the largest     INC. THESE VIEWS AND OPINIONS ARE SUBJECT
investors                                    sector represented by the Fund's             TO CHANGE AT ANY TIME BASED ON FACTORS
                                             loans--the broadcasting and cable TV         SUCH AS MARKET AND ECONOMIC CONDITIONS.
o more investors than ever are using this    industry and the casinos and gaming          THESE VIEWS AND OPINIONS MAY NOT BE
asset class                                  industry were among the top ten              RELIED UPON AS INVESTMENT ADVICE OR
                                             industries held in the Fund at the end of    RECOMMENDATIONS, OR AS AN OFFER FOR A
o the domestic economy is healthy, as        the period. Broadcast and cable TV loans     PARTICULAR SECURITY. THE INFORMATION IS
evidenced by gross domestic product          represent a significant portion of our       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
growth of 3.8% in the first quarter and      market; avoiding these names would put       OF ANY MARKET, COUNTRY, INDUSTRY,
3.4% in the second quarter                   much of the market off limits. Also, the     SECURITY OR THE FUND. STATEMENTS OF FACT
                                             visibility of the earnings power within      ARE FROM SOURCES CONSIDERED RELIABLE, BUT
   During this reporting period, loan        this industry provides some added            A I M ADVISORS, INC. MAKES NO
demand not only resulted in high prices      assurance. Casinos are highly regulated,     REPRESENTATION OR WARRANTY AS TO THEIR
for loans but also in narrow spreads.        which provides more certainty to             COMPLETENESS OR ACCURACY. ALTHOUGH
Therefore, we stayed out of the secondary    projections and reports. Casinos also        HISTORICAL PERFORMANCE IS NO GUARANTEE OF
market for the most part and instead         have enormous cash flow, one of the key      FUTURE RESULTS, THESE INSIGHTS MAY HELP
participated in the primary market,          factors in determining whether a company     YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
helping fund the initial loans to            has the ability to repay loans.              PHILOSOPHY.
corporations. We avoided the secondary
market because increased demand continued       During 2004, we began to employ the             See important Fund and index
to drive loan prices higher, pushing         use of leverage as a strategy. We believe         disclosures inside front cover.
prices to as much as 1.5% above the loan     the use of leverage has contributed to
amount. This means that investors who        increased yield. The ability to use                         THOMAS EWALD, portfolio
participated in the secondary market paid    leverage has helped us manage cash flow          [EWALD     manager, became a
101.5% or more for loans that repay at       effectively and to retain ownership in           PHOTO]     portfolio manager of AIM
100%. Though borrowers also repay            existing loans while taking advantage of                    Floating Rate Fund in
interest, high prepayment rates are          opportunities to acquire new loans.                         February 2004. Mr. Ewald
making it less likely that investors will                                                 joined the Fund's advisor in 2000 as a
recoup the 1.5% premium in price. This          Throughout the period, we continued to    credit analyst and was promoted to
dynamic greatly reduces the profitability    manage the portfolio using our               portfolio manager of certain other funds
of these loans for purchasers. In            conservative approach, balancing credit      in 2001. Mr. Ewald earned an A.B. from
addition, because corporations know that     risk and yield. We managed your Fund to      Harvard College and an M.B.A. from the
their loans are commanding high prices in    reduce volatility, thereby preserving        Darden School of Business at the
the secondary market, they are coming        capital. The Fund's style-specific index     University of Virginia.
back to the market to refinance their        has a more aggressive credit profile,
loans at a lower spread above LIBOR.         which may provide a benefit in a market
                                             wherein investors bid up prices for          =========================================
   This refinancing trend has led to         lower-quality loans. However, we are
narrow spreads, or a reduction in the        averse to taking on additional risk.         REPURCHASE REMINDER
interest-rate spread over LIBOR, in the
overall loan market. Whereas leveraged          As a result of our focus on reducing      AIM Floating Rate Fund's remaining
loans typically float at 250 to 350 basis    volatility, the share price for Class B      quarterly repurchase offer dates for 2005
points (2.5% to 3.5%) above LIBOR,           shares stayed within a range of $8.97 and    are:
average spreads over the period ranged       $9.07, a fluctuation of approximately 1%.
between 1.87% and 2.72%, with certain        Keep in mind that although we seek to        FOURTH QUARTER:
loans falling well below the historical      maintain a                                   OCTOBER 28--NOVEMBER 18
range.
                                                                                          During repurchase periods, shareholders
                                                                                          may tender (redeem) their shares in AIM
                                                                                          Floating Rate Fund if they wish, but they
                                                                                          are under no obligation to do so.

                                                                                          =========================================

AIM FLOATING RATE FUND


YOUR FUND'S LONG-TERM PERFORMANCE


Below you will find a presentation of your Fund's performance record for periods ended June 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


=========================================

AVERAGE ANNUAL TOTAL RETURNS                 THE PERFORMANCE DATA QUOTED REPRESENT           CLASS B SHARE PERFORMANCE REFLECTS THE
                                             PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM APPLICABLE EARLY WITHDRAWAL
As of 6/30/05, including applicable early    COMPARABLE FUTURE RESULTS; CURRENT           CHARGE, WHICH DECLINES FROM 3% BEGINNING
withdrawal charges.                          PERFORMANCE MAY BE LOWER OR HIGHER.          AT THE TIME OF PURCHASE TO 0% AT THE
                                             PLEASE VISIT AIMINVESTMENTS.COM FOR THE      BEGINNING OF THE FIFTH YEAR. CLASS C
CLASS B SHARES                               MOST RECENT MONTH-END PERFORMANCE.           SHARE PERFORMANCE REFLECTS A 1% EARLY
Inception (5/1/97)                  4.59%    PERFORMANCE FIGURES REFLECT FUND             WITHDRAWAL CHARGE, IF APPLICABLE.
 5 Years                            3.71     EXPENSES, THE REINVESTMENT OF
 1 Year                             2.39     DISTRIBUTIONS AND CHANGES IN NET ASSET          THE PERFORMANCE OF THE FUND'S SHARE
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL       CLASSES WILL DIFFER DUE TO DIFFERENT
CLASS C SHARES                               VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    SALES CHARGE STRUCTURES AND CLASS
Inception (3/31/00)                 3.50%    A GAIN OR LOSS WHEN YOU SELL SHARES.         EXPENSES.
 5 Years                            3.39
 1 Year                             4.13                                                     FOR CLASS C SHARES, HAD THE ADVISOR
                                                                                          NOT WAIVED FEES AND/OR REIMBURSED
=========================================                                                 EXPENSES, RETURNS WOULD HAVE BEEN LOWER.

AIM FLOATING RATE FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees (the "Board") of       fixed income trading operations. Based on    limit expenses of the Fund in an amount
AIM Floating Rate Fund oversees the          the review of these and other factors,       necessary to limit total annual operating
management of AIM Floating Rate Fund (the    the Board concluded that the quality of      expenses to a specified percentage of
"Fund") and, as required by law,             services to be provided by AIM was           average daily net assets for each class
determines annually whether to approve       appropriate and that AIM currently is        of the Fund. The Board considered the
the continuance of the Fund's advisory       providing satisfactory services in           voluntary nature of this fee
agreement with A I M Advisors, Inc.          accordance with the terms of the Advisory    waiver/expense limitation and noted that
("AIM"). Based upon the recommendation of    Agreement.                                   it can be terminated at any time by AIM
the Investments Committee of the Board,                                                   without further notice to investors. The
which is comprised solely of independent     o The performance of the Fund relative to    Board considered the effect this fee
trustees, at a meeting held on June 30,      comparable funds. The Board reviewed the     waiver/expense limitation would have on
2005, the Board, including all of the        performance of the Fund during the past      the Fund's estimated expenses and
independent trustees, approved the           one, three and five calendar years           concluded that the levels of fee
continuance of the advisory agreement        against the performance of funds advised     waivers/expense limitations for the Fund
(the "Advisory Agreement") between the       by other advisors with investment            were fair and reasonable.
Fund and AIM for another year, effective     strategies comparable to those of the
July 1, 2005.                                Fund. The Board noted that the Fund's        o Breakpoints and economies of scale. The
                                             performance in such periods was below the    Board reviewed the structure of the
   The Board considered the factors          median performance of such comparable        Fund's advisory fee under the Advisory
discussed below in evaluating the            funds. The Board noted that AIM has          Agreement, noting that it does not
fairness and reasonableness of the           recently made changes to the Fund's          include any breakpoints. The Board
Advisory Agreement at the meeting on June    portfolio management team, which appear      considered whether it would be
30, 2005 and as part of the Board's          to be producing encouraging early results    appropriate to add advisory fee
ongoing oversight of the Fund. In their      but need more time to be evaluated before    breakpoints for the Fund or whether, due
deliberations, the Board and the             a conclusion can be made that the changes    to the nature of the Fund and the
independent trustees did not identify any    have addressed the Fund's                    advisory fee structures of comparable
particular factor that was controlling,      under-performance. Based on this review,     funds, it was reasonable to structure the
and each trustee attributed different        the Board concluded that no changes          advisory fee without breakpoints. Based
weights to the various factors.              should be made to the Fund and that it       on this review, the Board concluded that
                                             was not necessary to change the Fund's       it was not necessary to add advisory fee
   One of the responsibilities of the        portfolio management team at this time.      breakpoints to the Fund's advisory fee
independent Senior Officer of the Fund,                                                   schedule. The Board reviewed the level of
who is independent of AIM and AIM's          o The performance of the Fund relative to    the Fund's advisory fees, and noted that
affiliates, is to manage the process by      indices. The Board reviewed the              such fees, as a percentage of the Fund's
which the Fund's proposed management fees    performance of the Fund during the past      net assets, would remain constant under
are negotiated to ensure that they are       one, three and five calendar years           the Advisory Agreement because the
negotiated in a manner which is at arm's     against the performance of the Lipper        Advisory Agreement does not include any
length and reasonable. To that end, the      Closed End Loan Participation Index. The     breakpoints. The Board concluded that the
Senior Officer must either supervise a       Board noted that the Fund's performance      Fund's fee levels under the Advisory
competitive bidding process or prepare an    in such periods was comparable to the        Agreement therefore would not reflect
independent written evaluation. The          performance of such Index. The Board         economies of scale.
Senior Officer has recommended an            noted that AIM has recently made changes
independent written evaluation in lieu of    to the Fund's portfolio management team,     o Investments in affiliated money market
a competitive bidding process and, upon      which appear to be producing encouraging     funds. The Board also took into account
the direction of the Board, has prepared     early results but need more time to be       the fact that uninvested cash and cash
such an independent written evaluation.      evaluated before a conclusion can be made    collateral from securities lending
Such written evaluation also considered      that the changes have addressed the          arrangements (collectively, "cash
certain of the factors discussed below.      Fund's under-performance. Based on this      balances") of the Fund may be invested in
In addition, as discussed below, the         review, the Board concluded that no          money market funds advised by AIM
Senior Officer made certain                  changes should be made to the Fund and       pursuant to the terms of an SEC exemptive
recommendations to the Board in              that it was not necessary to change the      order. The Board found that the Fund may
connection with such written evaluation.     Fund's portfolio management team at this     realize certain benefits upon investing
                                             time.                                        cash balances in AIM advised money market
   The discussion below serves as a                                                       funds, including a higher net return,
summary of the Senior Officer's              o Meeting with the Fund's portfolio          increased liquidity, increased
independent written evaluation and           managers and investment personnel. With      diversification or decreased transaction
recommendations to the Board in              respect to the Fund, the Board is meeting    costs. The Board also found that the Fund
connection therewith, as well as a           periodically with such Fund's portfolio      will not receive reduced services if it
discussion of the material factors and       managers and/or other investment             invests its cash balances in such money
the conclusions with respect thereto that    personnel and believes that such             market funds. The Board noted that, to
formed the basis for the Board's approval    individuals are competent and able to        the extent the Fund invests in affiliated
of the Advisory Agreement. After             continue to carry out their                  money market funds, AIM has voluntarily
consideration of all of the factors below    responsibilities under the Advisory          agreed to waive a portion of the advisory
and based on its informed business           Agreement.                                   fees it receives from the Fund
judgment, the Board determined that the                                                   attributable to such investment. The
Advisory Agreement is in the best            o Overall performance of AIM. The Board      Board further determined that the
interests of the Fund and its                considered the overall performance of AIM    proposed securities lending program and
shareholders and that the compensation to    in providing investment advisory and         related procedures with respect to the
AIM under the Advisory Agreement is fair     portfolio administrative services to the     lending Fund is in the best interests of
and reasonable and would have been           Fund and concluded that such performance     the lending Fund and its respective
obtained through arm's length                was satisfactory.                            shareholders. The Board therefore
negotiations.                                                                             concluded that the investment of cash
                                             o Fees relative to those of clients of       collateral received in connection with
o The nature and extent of the advisory      AIM with comparable investment               the securities lending program in the
services to be provided by AIM. The Board    strategies. The Board noted that AIM does    money market funds according to the
reviewed the services to be provided by      not serve as an advisor to other mutual      procedures is in the best interests of
AIM under the Advisory Agreement. Based      funds or other clients with investment       the lending Fund and its respective
on such review, the Board concluded that     strategies comparable to those of the        shareholders.
the range of services to be provided by      Fund.
AIM under the Advisory Agreement was                                                      o Independent written evaluation and
appropriate and that AIM currently is        o Fees relative to those of comparable       recommendations of the Fund's Senior
providing services in accordance with the    funds with other advisors. The Board         Officer. The Board noted that, upon their
terms of the Advisory Agreement.             reviewed the advisory fee rate for the       direction, the Senior Officer of the Fund
                                             Fund under the Advisory Agreement. The       had prepared an independent written
o The quality of services to be provided     Board compared effective contractual         evaluation in order to assist the Board
by AIM. The Board reviewed the               advisory fee rates at a common asset         in determining the reasonableness of the
credentials and experience of the            level and noted that the Fund's rate was     proposed management fees of the AIM
officers and employees of AIM who will       below the median rate of the funds           Funds, including the Fund. The Board
provide investment advisory services to      advised by other advisors with investment    noted that the Senior Officer's written
the Fund. In reviewing the qualifications    strategies comparable to those of the        evaluation had been relied upon by the
of AIM to provide investment advisory        Fund that the Board reviewed. The Board      Board in this regard in lieu of a
services, the Board reviewed the             noted that AIM has agreed to limit the       competitive bidding process. In
qualifications of AIM's investment           Fund's total annual operating expenses,      determining whether to continue the
personnel and considered such issues as      as discussed below. Based on this review,    Advisory Agreement for the Fund, the
AIM's portfolio and product review           the Board concluded that the advisory fee    Board considered the Senior Officer's
process, various back office support         rate for the Fund under the Advisory         written evaluation and the recommendation
functions provided by AIM and AIM's          Agreement was fair and reasonable.           made by the Senior Officer to the Board
equity and
                                             o Expense limitations and fee waivers.
                                             The Board noted that AIM has voluntarily
                                             agreed to waive fees and/or                                                (continued)

AIM FLOATING RATE FUND


that the Board consider implementing a       accordance with certain governance           can be made that the changes have
process to assist them in more closely       policies and practices. The Board            addressed the Fund's under-performance.
monitoring the performance of the AIM        concluded that these actions indicated a     Based on this review, the Board concluded
Funds. The Board concluded that it would     good faith effort on the part of AIM to      that no changes should be made to the
be advisable to implement such a process     adhere to the highest ethical standards,     Fund and that it was not necessary to
as soon as reasonably practicable.           and determined that the current              change the Fund's portfolio management
                                             regulatory and litigation environment to     team at this time.
o Profitability of AIM and its               which AIM is subject should not prevent
affiliates. The Board reviewed               the Board from continuing the Advisory       o The performance of the Fund relative to
information concerning the profitability     Agreement for the Fund.                      indices. The Board reviewed the
of AIM's (and its affiliates') investment                                                 performance of the Fund during the past
advisory and other activities and its        APPROVAL OF SUB-ADVISORY AGREEMENT           one, three and five calendar years
financial condition. The Board considered                                                 against the performance of the Lipper
the overall profitability of AIM, as well    The Board oversees the management of the     Closed-End Loan Participation Index. The
as the profitability of AIM in connection    Fund and, as required by law, determines     Board noted that the Fund's performance
with managing the Fund. The Board noted      annually whether to approve the              in such periods was comparable to the
that AIM's operations remain profitable,     continuance of the Fund's sub-advisory       performance of such Index. The Board
although increased expenses in recent        agreement. Based upon the recommendation     noted that AIM has recently made changes
years have reduced AIM's profitability.      of the Investments Committee of the          to the Fund's portfolio management team,
Based on the review of the profitability     Board, which is comprised solely of          which appear to be producing encouraging
of AIM's and its affiliates' investment      independent trustees, at a meeting held      early results but need more time to be
advisory and other activities and its        on June 30, 2005, the Board, including       evaluated before a conclusion can be made
financial condition, the Board concluded     all of the independent trustees, approved    that the changes have addressed the
that the compensation to be paid by the      the continuance of the sub-advisory          Fund's under-performance. Based on this
Fund to AIM under its Advisory Agreement     agreement (the "Sub-Advisory Agreement")     review, the Board concluded that no
was not excessive.                           between INVESCO Senior Secured               changes should be made to the Fund and
                                             Management, Inc. (the "Sub-Advisor") and     that it was not necessary to change the
o Benefits of soft dollars to AIM. The       AIM with respect to the Fund for another     Fund's portfolio management team at this
Board considered the benefits realized by    year, effective July 1, 2005.                time.
AIM as a result of brokerage transactions
executed through "soft dollar"                  The Board considered the factors          o Meetings with the Fund's portfolio
arrangements. Under these arrangements,      discussed below in evaluating the            managers and investment personnel. The
brokerage commissions paid by the Fund       fairness and reasonableness of the           Board is meeting periodically with the
and/or other funds advised by AIM are        Sub-Advisory Agreement at the meeting on     Fund's portfolio managers and/or other
used to pay for research and execution       June 30, 2005 and as part of the Board's     investment personnel and believes that
services. This research is used by AIM in    ongoing oversight of the Fund. In their      such individuals are competent and able
making investment decisions for the Fund.    deliberations, the Board and the             to continue to carry out their
The Board concluded that such                independent trustees did not identify any    responsibilities under the Sub-Advisory
arrangements were appropriate.               particular factor that was controlling,      Agreement.
                                             and each trustee attributed different
o AIM's financial soundness in light of      weights to the various factors.              o Overall performance of the Sub-Advisor.
the Fund's needs. The Board considered                                                    The Board considered the overall
whether AIM is financially sound and has        The discussion below serves as a          performance of the Sub-Advisor in
the resources necessary to perform its       discussion of the material factors and       providing investment advisory services to
obligations under the Advisory Agreement,    the conclusions with respect thereto that    the Fund and concluded that such
and concluded that AIM has the financial     formed the basis for the Board's approval    performance was satisfactory.
resources necessary to fulfill its           of the Sub-Advisory Agreement. After
obligations under the Advisory Agreement.    consideration of all of the factors below    o Advisory fees, expense limitations and
                                             and based on its informed business           fee waivers, and breakpoints and
o Historical relationship between the        judgment, the Board determined that the      economies of scale. In reviewing these
Fund and AIM. In determining whether to      Sub-Advisory Agreement is in the best        factors, the Board considered only the
continue the Advisory Agreement for the      interests of the Fund and its                advisory fees charged to the Fund by AIM
Fund, the Board also considered the prior    shareholders.                                and did not consider the sub-advisory
relationship between AIM and the Fund, as                                                 fees paid by the Sub-Advisor to the
well as the Board's knowledge of AIM's       o The nature and extent of the advisory      Sub-Sub-Advisor. The Board believes that
operations, and concluded that it was        services to be provided by the               this approach is appropriate because the
beneficial to maintain the current           Sub-Advisor. The Board reviewed the          Sub-Sub-advisory fees have no effect on
relationship, in part, because of such       services to be provided by the               the Fund or its shareholders, as they are
knowledge. The Board also reviewed the       Sub-Advisor under the Sub-Advisory           paid by the Sub-Advisor rather than the
general nature of the non-investment         Agreement. Based on such review, the         Fund. Furthermore, AIM, the Sub-Advisor
advisory services currently performed by     Board concluded that the range of            and the Sub-Sub-Advisor are affiliates
AIM and its affiliates, such as              services to be provided by the               and the Board believes that the
administrative, transfer agency and          Sub-Advisor under the Sub-Advisory           allocation of fees between them is a
distribution services, and the fees          Agreement was appropriate and that the       business matter, provided that the
received by AIM and its affiliates for       Sub-Advisor currently is providing           advisory fees charged to the Fund are
performing such services. In addition to     services in accordance with the terms of     fair and reasonable.
reviewing such services, the trustees        the Sub-Advisory Agreement.
also considered the organizational                                                        o Profitability of AIM and its
structure employed by AIM and its            o The quality of services to be provided     affiliates. The Board reviewed
affiliates to provide those services.        by the Sub-Advisor. The Board reviewed       information concerning the profitability
Based on the review of these and other       the credentials and experience of the        of AIM's (and its affiliates') investment
factors, the Board concluded that AIM and    officers and employees of the Sub-Advisor    advisory and other activities and its
its affiliates were qualified to continue    who will provide investment advisory         financial condition. The Board considered
to provide non-investment advisory           services to the Fund. Based on the review    the overall profitability of AIM, as well
services to the Fund, including              of these and other factors, the Board        as the profitability of AIM in connection
administrative, transfer agency and          concluded that the quality of services to    with managing the Fund. The Board noted
distribution services, and that AIM and      be provided by the Sub-Advisor was           that AIM's operations remain profitable,
its affiliates currently are providing       appropriate, and that the Sub-Advisor        although increased expenses in recent
satisfactory non-investment advisory         currently is providing satisfactory          years have reduced AIM's profitability.
services.                                    services in accordance with the terms of     Based on the review of the profitability
                                             the Sub-Advisory Agreement.                  of AIM's and its affiliates' investment
o Other factors and current trends. In                                                    advisory and other activities and its
determining whether to continue the          o The performance of the Fund relative to    financial condition, the Board concluded
Advisory Agreement for the Fund, the         comparable funds. The Board reviewed the     that the compensation to be paid by the
Board considered the fact that AIM, along    performance of the Fund during the past      Fund to AIM under its Advisory Agreement
with others in the mutual fund industry,     one, three and five calendar years           was not excessive.
is subject to regulatory inquiries and       against the performance of funds advised
litigation related to a wide range of        by other advisors with investment            o The Sub-Advisor's financial soundness
issues. The Board also considered the        strategies comparable to those of the        in light of the Fund's needs. The Board
governance and compliance reforms being      Fund. The Board noted that the Fund's        considered whether the Sub-Advisor is
undertaken by AIM and its affiliates,        performance in such periods was below the    financially sound and has the resources
including maintaining an internal            median performance of such comparable        necessary to perform its obligations
controls committee and retaining an          funds. The Board noted that AIM has          under the Sub-Advisory Agreement, and
independent compliance consultant, and       recently made changes to the Fund's          concluded that the Sub-Advisor has the
the fact that AIM has undertaken to cause    portfolio management team, which appear      financial resources necessary to fulfill
the Fund to operate in                       to be producing encouraging early results    its obligations under the Sub-Advisory
                                             but need more time to be evaluated before    Agreement.
                                             a conclusion

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
SENIOR SECURED FLOATING RATE INTERESTS-109.55%(B)(C)

ADVERTISING-0.56%

Adams Outdoor Advertising
  Term Loan due 10/18/12(d)                      B1        $  198,734   $    201,053
------------------------------------------------------------------------------------
Lamar Advertising Co.
  Term Loan D due 06/30/10(d)                   Ba2           995,000      1,004,452
====================================================================================
                                                                           1,205,505
====================================================================================

AEROSPACE & DEFENSE-3.14%

Alion Science & Technology
  Term Loan B due 08/02/09(d)                    B1           881,471        881,471
------------------------------------------------------------------------------------
Anteon International Corp.
  Term Loan B due 12/31/10(d)                   Ba2           940,729        949,744
------------------------------------------------------------------------------------
ARINC Inc.
  Term Loan B due 03/10/11(d)                   Ba3           246,875        249,961
------------------------------------------------------------------------------------
CACI International Inc.
  Term Loan B due 05/03/11(d)                   Ba2           250,541        252,733
------------------------------------------------------------------------------------
Ceradyne Inc.
  Term Loan due 08/18/11(d)                     Ba3           714,600        722,639
------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 11/04/10(d)                     Ba3           432,057        435,568
------------------------------------------------------------------------------------
Hexcel Corp.
  Term Loan B due 03/01/12(d)                    B2           822,222        828,389
------------------------------------------------------------------------------------
K&F Industries, Inc.
  Term Loan due 11/18/12(d)                      B2           728,735        736,802
------------------------------------------------------------------------------------
SI International, Inc.
  Term Loan B due 02/09/11(d)                    B1           110,492        112,011
------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 06/30/09(d)                   Ba3         1,219,539      1,226,145
------------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan C due 07/22/10(d)                    B1           315,309        318,264
====================================================================================
                                                                           6,713,727
====================================================================================

AIR FREIGHT & LOGISTICS-0.06%

Gemini Air Cargo, Inc.
  Term Loan A due 12/31/11(d)                    --           376,797        124,343
====================================================================================

ALTERNATIVE CARRIERS-0.38%

WilTel Communications, LLC
  First Lien Term Loan due 06/30/10(d)           B2           810,140        811,827
====================================================================================

APPAREL RETAIL-0.16%

William Carter Co. (The)
  Term Loan C due 08/15/08(d)                   Ba3           339,030        342,703
====================================================================================

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


APPAREL, ACCESSORIES & LUXURY GOODS-0.78%

American Achievement Corp.
  Term Loan B due 03/25/11(d)                    B1        $  143,608   $    144,147
------------------------------------------------------------------------------------
Jostens, Inc.
  Term Loan B due 12/21/11(d)                    B1         1,515,140      1,535,341
====================================================================================
                                                                           1,679,488
====================================================================================

AUTO PARTS & EQUIPMENT-3.44%

Accuride Corp.
  Term Loan B due 01/31/12(d)                    B2           441,391        441,833
------------------------------------------------------------------------------------
Federal-Mogul Corp.
  Revolving Term Loan due 11/30/05(d)(e)        Caa1        1,400,017      1,244,849
------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) Second Lien
  Term Loan due 04/30/10(d)                      B2           400,000        399,143
------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.
  Term Loan B due 06/03/09(d)                    B1           674,228        678,442
------------------------------------------------------------------------------------
Key Automotive Group
  Term Loan B due 06/29/10(d)                    B1           835,146        828,882
------------------------------------------------------------------------------------
Keystone Automotive Operations Inc.
  Term Loan B due 10/30/09(d)                    B1           249,130        250,376
------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products, Inc.)
  Term Loan B due 06/23/11(d)                    B1         1,089,000      1,093,425
------------------------------------------------------------------------------------
MetoKote Corp.
  Term Loan due 11/27/11(d)                      B2           350,522        350,522
------------------------------------------------------------------------------------
RJ Tower Corp.
  Term Loan due 02/02/07(d)                     Ba3           500,000        502,500
------------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B due 12/12/10(d)                    B1           632,212        639,588
------------------------------------------------------------------------------------
  Term Loan B1 due 12/12/10(d)                   B1           275,259        278,471
------------------------------------------------------------------------------------
United Components Inc.
  Term Loan C due 06/30/10(d)                    B1           636,533        644,490
====================================================================================
                                                                           7,352,521
====================================================================================

AUTOMOBILE MANUFACTURERS-1.40%

TRW Automotive, Inc.
  Term Loan B due 06/30/12(d)                   Ba2           995,000        996,954
------------------------------------------------------------------------------------
  Term Loan E due 10/31/10(d)                   Ba2         1,990,000      1,992,487
====================================================================================
                                                                           2,989,441
====================================================================================

BROADCASTING & CABLE TV-10.39%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10(d)                    B2         3,000,000      2,961,963
------------------------------------------------------------------------------------
Adelphia Communications Corp.
  Term Loan B due 03/31/06(d)                   Ba2         1,000,000        998,638
------------------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  Term Loan B due 12/20/11(d)                   Ba2           498,750        504,049
------------------------------------------------------------------------------------


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Atlantic Broadband LLC
  Term Loan B1 due 09/01/11(d)                   B2        $1,000,000   $  1,005,000
------------------------------------------------------------------------------------
Bragg Communications Inc. (Canada)
  Term Loan B due 08/31/11(d)                    B1           992,500      1,002,425
------------------------------------------------------------------------------------
Cebridge Connections Inc.
  First Lien Term Loan due 02/23/09(d)          Caa1          345,625        345,409
------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B due 04/07/11(d)                    B2         2,970,000      2,948,785
------------------------------------------------------------------------------------
DIRECTV Holdings LLC
  Term Loan B due 04/13/13(d)                   Ba1         1,533,333      1,537,806
------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 11/10/11(d)                   Ba2         1,243,750      1,252,732
------------------------------------------------------------------------------------
Entravision Communications Co.
  Term Loan B due 02/24/12(d)                    B1           500,000        502,708
------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 12/31/09(d)                   Ba3         1,970,000      1,988,222
------------------------------------------------------------------------------------
MCC Iowa LLC
  Term Loan C due 02/01/14(d)                   Ba3           997,500      1,003,318
------------------------------------------------------------------------------------
Pan Am Sat Corp.
  Term Loan B1 due 08/20/11(d)                  Ba3         2,386,381      2,421,382
------------------------------------------------------------------------------------
Persona Communications LLC
  Term Loan B due 08/01/11(d)                    B2           495,000        499,022
------------------------------------------------------------------------------------
RCN Corp.
  First Lien Term Loan due 12/21/11(d)           B3           995,000        996,221
------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc. First Lien
  Term Loan due 06/10/12(d)                      B1           498,750        503,114
------------------------------------------------------------------------------------
Susquehanna Media Co.
  Term Loan B due 03/31/12(d)                   Ba2           498,750        503,737
------------------------------------------------------------------------------------
WideOpenWest Illinois Inc.
  Add Term B due 06/22/11(d)                     B2           765,052        768,877
------------------------------------------------------------------------------------
  Term Loan B due 06/22/11(d)                    B2           486,443        488,875
====================================================================================
                                                                          22,232,283
====================================================================================



BUILDING PRODUCTS-1.20%


Custom Building Products Inc. Second Lien
  Term Loan due 04/29/12(d)                      B3            40,000         39,600
------------------------------------------------------------------------------------
  Term Loan due 10/29/11(d)                      B1           109,725        110,136
------------------------------------------------------------------------------------
Nortek Holdings, Inc.
  Term Loan B due 08/27/11(d)                    B2           744,375        747,632
------------------------------------------------------------------------------------
Premdor Inc.
  Canada Term Loan due 04/05/13(d)               B2           665,866        664,386
------------------------------------------------------------------------------------
  U.S. Term Loan due 04/05/13(d)                 B2           667,000        665,518
------------------------------------------------------------------------------------
United Subcontractors, Inc.
  First Lien Term Loan due 04/21/11(d)           B1           264,666        264,666
------------------------------------------------------------------------------------
  Second Lien Term Loan due 10/21/11(d)          B1            66,667         68,000
====================================================================================
                                                                           2,559,938
====================================================================================

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------



CASINOS & GAMING-4.05%


Alliance Gaming Corp.
  Term Loan due 09/04/09(d)                     Ba3        $  362,991   $    362,651
------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan due 06/30/11(d)                     Ba2         1,237,500      1,242,759
------------------------------------------------------------------------------------
Global Cash Access, LLC
  Term Loan B due 03/10/10(d)                    B2           241,112        244,126
------------------------------------------------------------------------------------
Green Valley Ranch Resort
  Term Loan due 12/17/11(d)                      B2           229,109        231,686
------------------------------------------------------------------------------------
Herbst Gaming, Inc.
  Term Loan B due 01/31/11(d)                    B1           119,700        121,047
------------------------------------------------------------------------------------
Isle of Capri Black Hawk, LLC
  Term Loan C due 12/31/07(d)                    B1           996,826      1,006,171
------------------------------------------------------------------------------------
Isle of Capri Casino, Inc.
  Delayed Loan due 02/04/11(d)(e)               Ba2           500,000        502,187
------------------------------------------------------------------------------------
  Term Loan due 02/04/11(d)                     Ba2           995,000      1,003,706
------------------------------------------------------------------------------------
Las Vegas Sands, Inc. (Venetian Casino
  Resort, LLC)
  Delayed Loan due 06/15/11(d)(e)                B1           341,880        344,017
------------------------------------------------------------------------------------
  Term Loan B due 06/15/11(d)                    B1         1,658,120      1,673,220
------------------------------------------------------------------------------------
Marina District Development Co. LLC
  Term Loan B due 10/20/11(d)                    B1           782,051        785,635
------------------------------------------------------------------------------------
Resorts International Unlimited Second Lien
  Term Loan due 04/26/13(d)                      B3           150,000        150,187
------------------------------------------------------------------------------------
  Term Loan B due 04/26/12(d)                    B2           989,646      1,001,521
====================================================================================
                                                                           8,668,913
====================================================================================


COMMODITY CHEMICALS-2.78%


Brenntag A.G. (Germany)
  Term Loan B2 due 02/27/12(d)                   B1           670,000        676,979
------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan B due 03/31/10(d)                    B1         1,962,448      1,967,968
------------------------------------------------------------------------------------
INVISTA
  Term Loan B1 due 04/29/11(d)                  Ba3           662,360        671,468
------------------------------------------------------------------------------------
  Term Loan B2 due 04/29/11(d)                  Ba3           287,376        291,327
------------------------------------------------------------------------------------
Lyondel Petrochemical
  Credit Linked Notes due 10/15/09(f)            B1         2,200,000      2,183,267
------------------------------------------------------------------------------------
Wellman, Inc.
  First Lien Loan due 02/10/09(d)                B1           150,000        152,875
====================================================================================
                                                                           5,943,884
====================================================================================


COMMUNICATIONS EQUIPMENT-2.63%


AAT Communications
  Term Loan B due 01/16/12(d)                    B1         1,794,604      1,810,307
------------------------------------------------------------------------------------
American Tower Corp.
  Term Loan C due 08/31/11(d)                   Ba3           789,578        795,829
------------------------------------------------------------------------------------
GCI Holdings, Inc.
  Term Loan due 10/31/07(d)                     Ba2           417,470        419,818
------------------------------------------------------------------------------------


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

NTELOS, Inc.
  First Lien Term Loan due 08/24/11(d)           B2        $  398,000   $    396,508
------------------------------------------------------------------------------------
  Second Lien Term Loan due 02/24/12(d)          B3           214,286        210,536
------------------------------------------------------------------------------------
Qwest Corp.
  Term Loan A due 06/30/07(d)                   Ba3           422,222        434,691
------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan B due 05/19/12(d)                   Ba3         1,555,032      1,558,596
====================================================================================
                                                                           5,626,285
====================================================================================



COMPUTER HARDWARE-0.92%


Seagate Technology Inc.
  Term Loan B due 05/13/07(d)                   Ba1         1,940,000      1,961,016
====================================================================================



CONSTRUCTION & ENGINEERING-0.12%


Maxim Crane Works
  Second Lien Term Loan due 01/28/12(d)          B2            50,000         51,938
------------------------------------------------------------------------------------
  Term Loan B due 01/28/10(d)                    B2           208,333        211,719
====================================================================================
                                                                             263,657
====================================================================================



CONSTRUCTION MATERIALS-0.12%


Hillman Group (The)
  Term Loan B due 03/31/11(d)                    B2           246,875        249,344
====================================================================================



CONSUMER ELECTRONICS-0.12%


Oreck Corp.
  Term Loan due 02/02/12(d)                      B1           263,675        264,993
====================================================================================



DIVERSIFIED CHEMICALS-2.51%


Celanese A.G. (Germany)
  Delayed Loan due 04/06/11(d)(e)                B1           191,607        192,885
------------------------------------------------------------------------------------
  Term Loan B due 04/06/11(d)                    B1         1,902,543      1,927,118
------------------------------------------------------------------------------------
Rockwood Specialties Inc.
  Term Loan D due 12/10/12(d)                    B1         3,200,000      3,240,666
====================================================================================
                                                                           5,360,669
====================================================================================



DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES-2.43%


Coinmach Corp.
  Term Loan B due 07/25/09(d)                    B2         1,191,480      1,204,884
------------------------------------------------------------------------------------
Fidelity National Information Solutions Inc.
  Term Loan B due 03/09/13(d)                   Ba3         1,309,950      1,303,810
------------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan due 04/02/11(d)                      B2           497,500        500,236
------------------------------------------------------------------------------------
  Term Loan C due 04/02/11(d)                    B2           747,049        751,158
------------------------------------------------------------------------------------
UGS Corp.
  Term Loan due 03/31/12(d)                      B1           737,563        744,016
------------------------------------------------------------------------------------
US Investigations Services, Inc.
  Term Loan C due 12/31/08(d)                    B1           689,337        696,231
====================================================================================
                                                                           5,200,335
====================================================================================


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------



DIVERSIFIED METALS & MINING-1.04%


Foundation Coal Holdings, Inc.
  Term Loan B due 07/30/11(d)                   Ba3        $  819,149   $    828,364
------------------------------------------------------------------------------------
FRC-WPP NRP Investment L.P.
  Term Loan due 05/11/10(d)                      B2           279,300        278,602
------------------------------------------------------------------------------------
Novelis, Inc. (Canada)
  U.S. Term Loan B1 due 01/10/12(d)             Ba2           549,186        554,678
------------------------------------------------------------------------------------
  Canada Term Loan B2 due 01/10/12(d)           Ba2           316,198        319,360
------------------------------------------------------------------------------------
Trout Coal Holdings, LLC
  First Lien Term Loan due 03/23/11(d)           B3           249,375        248,596
====================================================================================
                                                                           2,229,600
====================================================================================


DRUG RETAIL-1.39%


Alimentation Couche-Tard
  Term Loan due 12/17/10(d)                     Ba2           241,837        243,953
------------------------------------------------------------------------------------
General Nutrition Centers, Inc.
  Term Loan B due 12/05/09(d)                    B1           169,578        171,061
------------------------------------------------------------------------------------
Jean Coutu Group Inc. (The)
  Term Loan B due 07/30/11(d)                    B1         1,885,750      1,911,679
------------------------------------------------------------------------------------
MAPCO Express, Inc.
  Term Loan due 04/28/11(d)                      B2           200,000        202,500
------------------------------------------------------------------------------------
NBTY Inc.
  Term Loan C due 12/19/09(d)                   Ba2           166,094        166,786
------------------------------------------------------------------------------------
Pantry, Inc. (The)
  Term Loan due 03/12/11(d)                      B1           282,898        285,904
====================================================================================
                                                                           2,981,883
====================================================================================


ELECTRIC UTILITIES-1.82%


AES Corp.
  Term Loan due 04/30/08(d)                     Ba2           315,000        317,441
------------------------------------------------------------------------------------
Allegheny Energy, Inc.
  Term Loan due 03/08/11(d)                     Ba2           574,491        575,497
------------------------------------------------------------------------------------
Cogentrix Energy, Inc.
  Term Loan due 04/14/12(d)                     Ba2           223,980        225,193
------------------------------------------------------------------------------------
Dynegy Inc.
  Term Loan B due 05/28/10(d)                    B2           831,600        834,926
------------------------------------------------------------------------------------
Midwest Generation, LLC
  Term Loan B due 04/27/11(d)                   Ba3           388,058        390,241
------------------------------------------------------------------------------------
NRG Energy, Inc.
  Loan C due 12/24/11(d)                        Ba3           546,875        550,635
------------------------------------------------------------------------------------
  Term Loan due 12/24/11(d)                     Ba3           699,609        704,419
------------------------------------------------------------------------------------
NSG Holdings II
  Term Loan due 12/13/11(d)                      B1           298,500        300,739
====================================================================================
                                                                           3,899,091
====================================================================================


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


ELECTRICAL COMPONENTS & EQUIPMENT-0.78%


Cellnet Technology, Inc.
  Term Loan B due 04/26/12(d)                    B2        $  430,000   $    427,850
------------------------------------------------------------------------------------
VeriFone, Inc.
  Term Loan B due 06/30/11(d)                    B1         1,246,857      1,252,312
====================================================================================
                                                                           1,680,162
====================================================================================



ELECTRONIC EQUIPMENT MANUFACTURERS-1.03%


Amphenol Corp.
  Term Loan B2 due 05/06/10(d)                  Ba1         2,189,000      2,197,209
====================================================================================



ENVIRONMENTAL & FACILITIES SERVICES-0.98%


Allied Waste Industries, Inc.
  Term Loan due 01/15/12(d)                      B1         1,467,542      1,470,085
------------------------------------------------------------------------------------
Safety-Kleen Corp.
  Term Loan due 12/24/08(d)(g)                   --           637,330        637,330
====================================================================================
                                                                           2,107,415
====================================================================================



FOOD DISTRIBUTORS-1.07%


Carrols Corp.
  Term Loan B due 12/31/10(d)                    B1           248,750        251,030
------------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan B due 05/27/11(d)                    B1           544,500        550,626
------------------------------------------------------------------------------------
Nash Finch Co.
  Term Loan due 11/12/10(d)                      B1           500,000        504,375
------------------------------------------------------------------------------------
OSI Group LLC
  Dutch Term Loan due 09/02/11(d)               Ba3           136,193        137,271
------------------------------------------------------------------------------------
  German Term Loan due 09/02/11(d)              Ba3           108,954        109,817
------------------------------------------------------------------------------------
  U.S. Term Loan due 09/02/11(d)                Ba3           245,148        247,088
------------------------------------------------------------------------------------
Pinnacle Foods Group, Inc. (Aurora Foods)
  Term Loan due 11/25/10(d)                      B1           481,622        483,127
====================================================================================
                                                                           2,283,334
====================================================================================



FOREST PRODUCTS-1.02%


Boise Cascade, LLC
  Term Loan D due 10/28/11(d)                   Ba3           727,823        736,516
------------------------------------------------------------------------------------
Graphic Packaging International Corp.
  Term Loan C due 08/08/10(d)                    B1         1,272,982      1,291,017
------------------------------------------------------------------------------------
Roseburg Forest Products Co.
  Term Loan B due 02/24/10(d)                   Ba3           165,558        165,834
====================================================================================
                                                                           2,193,367
====================================================================================



HEALTH CARE DISTRIBUTORS-1.64%


Accredo Health, Inc.
  Term Loan B due 06/30/11(d)                   Ba2         1,997,865      1,997,865
------------------------------------------------------------------------------------
VWR International Inc.
  Term Loan B due 04/07/11(d)                    B2           686,500        690,791
------------------------------------------------------------------------------------
Warner Chilcott PLC (United Kingdom)
  Dovobet Delayed Loan due 06/30/06(d)(e)        B2            26,683         26,756
------------------------------------------------------------------------------------

  Dovonex Delayed Loan due 06/30/06(d)(e)        B2           133,415        133,582
------------------------------------------------------------------------------------
  Term Loan B due 01/18/12(d)                    B2           419,494        420,019
------------------------------------------------------------------------------------
  Term Loan C due 01/18/12(d)                    B2           169,036        169,247
------------------------------------------------------------------------------------
  Term Loan D due 01/18/12(d)                    B2            78,090         78,187
====================================================================================
                                                                           3,516,447
====================================================================================

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------



HEALTH CARE EQUIPMENT-0.27%


Advanced Medical Optics, Inc.
  Term Loan due 06/25/09(d)                      B1        $   38,771   $     39,159
------------------------------------------------------------------------------------
CONMED Corp.
  Term Loan C due 12/15/09(d)                   Ba3           268,243        270,590
------------------------------------------------------------------------------------
Sunrise Medical Inc.
  Term Loan B1 due 05/13/10(d)                   B1           260,208        260,208
====================================================================================
                                                                             569,957
====================================================================================


HEALTH CARE FACILITIES-4.64%


Ardent Health Services LLC
  Term Loan B due 08/12/11(d)                    B1         2,679,750      2,676,400
------------------------------------------------------------------------------------
Beverly Enterprises, Inc.
  Term Loan due 10/22/08(d)                     Ba3            94,320         94,556
------------------------------------------------------------------------------------
Community Health Systems, Inc.
  Term Loan due 08/19/11(d)                     Ba3         2,839,715      2,867,522
------------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan B due 06/22/11(d)                    B1         1,725,818      1,744,001
------------------------------------------------------------------------------------
LifePoint Hospitals, Inc.
  Term Loan B due 04/15/12(d)                   Ba3         1,581,020      1,581,415
------------------------------------------------------------------------------------
National MENTOR, Inc.
  Term Loan B due 09/30/11(d)                   Ba3           782,462        788,330
------------------------------------------------------------------------------------
Select Medical Corp.
  Term Loan B due 02/24/12(d)                    B1           176,225        176,414
====================================================================================
                                                                           9,928,638
====================================================================================


HEALTH CARE SERVICES-0.89%


MedCath Corp.
  Term Loan due 06/30/11(d)                      B2           792,000        798,930
------------------------------------------------------------------------------------
Skilled Healthcare LLC
  Term Loan due 06/15/12(d)                      B1           375,000        379,219
------------------------------------------------------------------------------------
US Oncology, Inc.
  Term Loan B due 08/20/11(d)                    B1           704,952        713,323
====================================================================================
                                                                           1,891,472
====================================================================================


HEALTH CARE SUPPLIES-0.94%


Accellent Corp.
  Term Loan C due 06/30/10(d)                    B2         1,485,000      1,491,497
------------------------------------------------------------------------------------
Fisher Scientific International Inc.
  Term Loan B due 08/02/11(d)                   Ba2           512,676        516,041
====================================================================================
                                                                           2,007,538
====================================================================================


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


HOMEBUILDING-0.99%


General Growth Properties, Inc.
  Term Loan A due 11/12/07(d)                   Ba2        $  482,087   $    484,497
------------------------------------------------------------------------------------
  Term Loan B due 11/12/08(d)                   Ba2           829,385        835,127
------------------------------------------------------------------------------------
Headwaters, Inc.
  Term Loan B1 due 04/30/11(d)                   B1           783,899        789,452
====================================================================================
                                                                           2,109,076
====================================================================================



HOTELS, RESORTS & CRUISE LINES-0.15%


Wyndham International, Inc.
  First Lien Term Loan due 05/10/11(d)           B3           315,001        316,220
====================================================================================



HOUSEHOLD APPLIANCES-0.47%


Goodman Global Holdings, Inc.
  Term Loan B due 12/23/11(d)                    B2           995,000      1,004,950
====================================================================================



HOUSEHOLD PRODUCTS-3.59%


Central Garden & Pet Co.
  Term Loan B due 05/15/09(d)                   Ba2           624,065        630,306
------------------------------------------------------------------------------------
Jarden Corp.
  Term Loan due 01/24/12(d)                      B1         1,071,117      1,080,489
------------------------------------------------------------------------------------
Prestige Brands International, Inc.
  Term Loan B due 04/06/11(d)                    B1         1,031,545      1,041,001
------------------------------------------------------------------------------------
Rent-A-Center, Inc.
  Term Loan due 06/30/10(d)                     Ba2         1,341,424      1,352,826
------------------------------------------------------------------------------------
Scotts Co. (The)
  Term Loan B due 09/30/10(d)                   Ba1           160,583        161,558
------------------------------------------------------------------------------------
Spectrum Brands, Inc.
  Term Loan due 02/06/12(d)                      B1         3,370,989      3,406,105
====================================================================================
                                                                           7,672,285
====================================================================================



HUMAN RESOURCE & EMPLOYMENT SERVICES-0.28%


AMN Healthcare Services, Inc.
  Term Loan B due 10/02/08(d)                   Ba2           512,992        515,557
------------------------------------------------------------------------------------
Cross Country Healthcare, Inc.
  Term Loan B due 06/05/09(d)                   Ba1            84,649         84,861
====================================================================================
                                                                             600,418
====================================================================================



INDUSTRIAL CONGLOMERATES-4.21%


Aearo Corp.
  Term Loan due 04/07/11(d)                      B1           246,875        249,652
------------------------------------------------------------------------------------
AMSTED Industries Inc.
  Term Loan B1 due 10/15/10(d)                   B1           271,306        274,019
------------------------------------------------------------------------------------
Blount International Inc.
  Term Loan B due 08/09/10(d)                    B1           960,624        969,430
------------------------------------------------------------------------------------
Bway Corp.
  Term Loan B due 06/30/11(d)                    B1         1,128,400      1,142,153
------------------------------------------------------------------------------------
Dresser Inc.
  Term Loan C due 04/10/09(d)                   Ba3           430,768        435,435
------------------------------------------------------------------------------------

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Dresser-Rand, Inc.
  Term Loan B1 due 10/29/11(d)                   B1           190,357        192,915
------------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan C due 06/30/09(d)                   Ba3        $  594,744   $    601,931
------------------------------------------------------------------------------------
Invensys PLC (United Kingdom) Bonding Cash
  Collateral due 03/05/09(d)                    Ba3         1,101,464      1,106,971
------------------------------------------------------------------------------------
Norcross Safety Products LLC
  Term Loan due 03/31/09(d)                      B1           457,019        457,019
------------------------------------------------------------------------------------
Polypore International, Inc.
  Term Loan due 11/12/11(d)                      B1           364,650        365,865
------------------------------------------------------------------------------------
Precise Technology, Inc.
  First Lien Term Loan due 03/22/11(d)           B1           630,735        634,283
------------------------------------------------------------------------------------
  Second Lien Term Loan due 03/22/11(d)          B2           590,000        593,688
------------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B due 12/31/09(d)                    B1         1,377,656      1,379,953
------------------------------------------------------------------------------------
Unifrax Corp.
  Add Term Loan due 03/29/12(d)                  B1           592,494        599,900
====================================================================================
                                                                           9,003,214
====================================================================================


INDUSTRIAL MACHINERY-2.19%


CLFX Corp.
  Term Loan B due 11/30/11(d)                   Ba3           520,590        523,844
------------------------------------------------------------------------------------
EnerSys Capital Inc.
  Term Loan due 03/17/11(d)                     Ba3           470,428        476,309
------------------------------------------------------------------------------------
Gleason Corp.
  Term Loan B due 07/27/11(d)                    B1           462,480        466,333
------------------------------------------------------------------------------------
Pro Mach, Inc.
  Term Loan due 12/14/11(d)                      B1           497,500        503,097
------------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan due 12/31/11(d)                      B1           986,690        993,679
------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc.
  Term Loan B due 12/29/10(d)                    B2           247,500        247,500
------------------------------------------------------------------------------------
Roper Industries, Inc.
  Term Loan due 12/13/09(d)                     Ba2         1,459,401      1,462,441
====================================================================================
                                                                           4,673,203
====================================================================================


INTEGRATED OIL & GAS-0.52%


Texas Genco Holdings, Inc.
  Delayed Loan due 12/14/11(d)                  Ba2           388,769        393,953
------------------------------------------------------------------------------------
  Term Loan due 12/14/11(d)                     Ba2           704,154        713,542
====================================================================================
                                                                           1,107,495
====================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.94%


D&E Communications, Inc.
  Term Loan B due 12/31/11(d)                   Ba3           837,138        841,324
------------------------------------------------------------------------------------


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)


Intelsat, Ltd.
  Term Loan due 07/28/11(d)                      B1        $1,492,500   $  1,503,321
------------------------------------------------------------------------------------
Iowa Telecommunications Services, Inc.
  Term Loan B due 11/23/11(d)                   Ba3           850,000        856,906
------------------------------------------------------------------------------------
Syniverse Technologies, Inc.
  Term Loan B due 02/15/12(d)                   Ba3           948,626        948,626
====================================================================================
                                                                           4,150,177
====================================================================================


INTERNET SOFTWARE & SERVICES-0.34%


Language Line LLC
  Term Loan B due 06/10/11(d)                    B2           729,120        736,184
====================================================================================


LEISURE FACILITIES-4.71%


24 Hour Fitness Worldwide Inc.
  Term Loan B due 06/08/12(d)                    B2         1,300,000      1,317,875
------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc. Revolving Loan
  due 02/27/09(d)(e)                             B1           500,000        485,000
------------------------------------------------------------------------------------
  Term Loan B due 08/27/09(d)                    B1           392,091        393,806
------------------------------------------------------------------------------------
Loews Cineplex Entertainment Corp.
  Term Loan B due 06/30/11(d)                    B1         2,664,873      2,670,981
------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.
  Term Loan B due 04/08/12(d)                   Ba3         2,581,873      2,589,296
------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan due 11/10/10(d)                     Ba3         1,905,427      1,920,512
------------------------------------------------------------------------------------
Universal City Development Partners
  Term Loan B due 06/09/11(d)                   Ba3           248,750        250,823
------------------------------------------------------------------------------------
Wallace Theater Corp.
  First Lien Term Loan due 08/09/09(d)           B2           453,196        457,728
====================================================================================
                                                                          10,086,021
====================================================================================


LEISURE PRODUCTS-0.41%


Cinemark USA, Inc.
  Term Loan C due 03/31/11(d)                   Ba3           368,461        372,760
------------------------------------------------------------------------------------
Pure Fishing, Inc.
  First Lien Term Loan due 09/30/10(d)           B1           491,063        496,588
====================================================================================
                                                                             869,348
====================================================================================


MARINE-0.55%


Horizon Lines LLC
  Term Loan C due 07/07/11(d)                    B2           742,500        751,163
------------------------------------------------------------------------------------
US Shipping LLC
  Term Loan due 04/30/10(d)                     Ba3           414,348        417,715
====================================================================================
                                                                           1,168,878
====================================================================================

METAL & GLASS CONTAINERS-2.57%


Ball Corp.
  Term Loan B1 due 12/19/09(d)                  Ba1           525,918        527,232
------------------------------------------------------------------------------------
Berry Plastics Corp.
  Term Loan due 12/02/11(d)                      B1         1,899,982      1,928,007
------------------------------------------------------------------------------------

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
METAL & GLASS CONTAINERS-(CONTINUED)


Graham Packaging Co., L.P. Second Lien Term
  Loan due 04/07/12(d)                           B3         1,500,000      1,540,001
------------------------------------------------------------------------------------
  Term Loan B due 10/07/11(d)                    B2        $1,491,253   $  1,510,826
====================================================================================
                                                                           5,506,066
====================================================================================


MOVIES & ENTERTAINMENT-1.64%


LodgeNet Entertainment Corp.
  Term Loan due 08/29/08(d)                     Ba3           537,022        541,049
------------------------------------------------------------------------------------
Rainbow National Services LLC
  Term Loan B due 03/31/12(d)                    B1           997,500      1,005,231
------------------------------------------------------------------------------------
Warner Music Group
  Term Loan due 02/28/11(d)                      B1         1,956,033      1,967,036
====================================================================================
                                                                           3,513,316
====================================================================================


OFFICE SERVICES & SUPPLIES-2.47%


Buhrmann N.V. (Netherlands)
  Term Loan C-1 due 12/23/10(d)                 Ba3         1,550,178      1,571,493
------------------------------------------------------------------------------------
Global Imaging Systems, Inc.
  Add Term Loan due 05/10/10(d)                 Ba3           536,366        539,048
------------------------------------------------------------------------------------
Identity Group, (The)
  Term Loan due 05/01/06(d)                      --         2,759,556      2,345,623
------------------------------------------------------------------------------------
Knoll, Inc.
  Term Loan due 09/29/11(d)                     Ba3           816,361        827,586
====================================================================================
                                                                           5,283,750
====================================================================================


OIL & GAS DRILLING-1.75%


Kerr-McGee Corp.
  Term Loan B due 05/19/07(d)                   Ba3         2,764,000      2,804,692
------------------------------------------------------------------------------------
  Term Loan X due 05/19/11(d)                   Ba3           730,000        734,198
------------------------------------------------------------------------------------
Pride International, Inc.
  Term Loan B due 07/07/11(d)                   Ba1           208,333        210,156
====================================================================================
                                                                           3,749,046
====================================================================================


OIL & GAS EQUIPMENT & SERVICES-0.67%


SemGroup LP
  Canada Term Loan due 03/16/11(d)              Ba3           435,063        438,055
------------------------------------------------------------------------------------
  U.S. Term Loan due 03/16/11(d)                Ba3           497,527        500,950
------------------------------------------------------------------------------------
Universal Compression
  Term Loan B due 02/15/12(d)                   Ba2           498,750        504,517
====================================================================================
                                                                           1,443,522
====================================================================================


OIL & GAS REFINING & MARKETING-0.53%


LB Pacific, LP
  Term Loan B due 03/03/12(d)                    B1           299,250        301,682
------------------------------------------------------------------------------------
Williams Production RMT Co.
  Term Loan C due 05/30/08(d)                   Ba3           833,064        840,353
====================================================================================
                                                                           1,142,035
====================================================================================


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-0.60%


Conseco, Inc.
  Term Loan due 06/22/10(d)                      B2        $1,275,338   $  1,287,029
====================================================================================



PACKAGED FOODS & MEATS-1.51%


Birds Eye Foods Inc.
  Term Loan B due 06/30/08(d)                    B1           462,007        465,010
------------------------------------------------------------------------------------
Del Monte Foods Co.
  Term Loan B due 02/08/12(d)                   Ba3           500,000        504,875
------------------------------------------------------------------------------------
Dole Food Co., Inc.
  Term Loan B due 04/18/12(d)                   Ba3         1,595,212      1,605,182
------------------------------------------------------------------------------------
Michael Foods Inc.
  Term Loan B due 11/21/10(d)                    B1           638,926        648,111
====================================================================================
                                                                           3,223,178
====================================================================================



PAPER PACKAGING-1.46%


Intertape Polymer Group Inc. (Canada)
  Term Loan B due 07/28/11(d)                   Ba3           496,250        502,453
------------------------------------------------------------------------------------
Owens-Illinois, Inc.
  Term Loan A1 due 04/01/07(d)                   B1           322,401        324,013
------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Syn LC due 11/01/10(d)                        Ba3           122,308        123,888
------------------------------------------------------------------------------------
  Term Loan B due 11/01/11(d)                   Ba3           970,555        982,929
------------------------------------------------------------------------------------
  Term Loan C due 11/01/11(d)                   Ba3           304,039        307,915
------------------------------------------------------------------------------------
Solo Cup Co.
  Term Loan B1 due 02/27/11(d)                   B1           878,875        885,686
====================================================================================
                                                                           3,126,884
====================================================================================



PAPER PRODUCTS-0.16%


Xerium S.A. (Mexico)
  U.S. Term Loan due 05/18/12(d)                 B1           330,000        332,475
====================================================================================



PERSONAL PRODUCTS-1.62%


American Safety Razor Co.
  Term Loan B due 02/28/12(d)                    B2            95,760         96,239
------------------------------------------------------------------------------------
Burt's Bees Inc.
  First Lien Term Loan due 03/29/11(d)           B2           108,063        109,143
------------------------------------------------------------------------------------
Church & Dwight Co., Inc.
  Term Loan B due 05/30/11(d)                   Ba2           845,306        852,350
------------------------------------------------------------------------------------
Hunter Fan Co.
  Term Loan B due 03/24/12(d)                    B1           689,444        684,274
------------------------------------------------------------------------------------
Tempur World, Inc.
  Term Loan B due 06/30/09(d)                   Ba3           744,800        748,990
------------------------------------------------------------------------------------
Weight Watchers International, Inc.
  Term Loan B due 03/31/10(d)                   Ba1           275,800        278,673
------------------------------------------------------------------------------------
  Term Loan C due 03/31/10(d)                   Ba1           694,750        701,119
====================================================================================
                                                                           3,470,788
====================================================================================



PUBLISHING-6.53%


American Media, Inc.
  Term Loan C due 04/01/07(d)                    B1         2,246,154      2,265,807
------------------------------------------------------------------------------------

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

PUBLISHING-(CONTINUED)

CanWest Media, Inc.
  Term Loan E2 due 08/15/09(d)                  Ba2        $  590,280   $    595,445
------------------------------------------------------------------------------------
Dex Media East LLC
  Term Loan B due 05/08/09(d)                   Ba2           575,010        579,503
------------------------------------------------------------------------------------
Dex Media West LLC
  Term Loan B due 03/09/10(d)                   Ba2         2,239,636      2,255,188
------------------------------------------------------------------------------------
Endurance Business Media, Inc.
  Term Loan B due 03/08/12(d)                    B1           271,460        274,854
------------------------------------------------------------------------------------
Freedom Communications, Inc.
  Term Loan B due 05/01/13(d)                   Ba2           997,500        998,996
------------------------------------------------------------------------------------
Journal Register Co.
  Term Loan B due 08/12/12(d)                   Ba2           750,000        751,875
------------------------------------------------------------------------------------
Network Communications, Inc.
  Term Loan B due 06/30/11(d)                    B1           298,500        299,246
------------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan D due 06/30/11(d)                   Ba3         2,608,864      2,632,508
------------------------------------------------------------------------------------
Sun Media Corp.
  Term Loan B due 02/07/09(d)                   Ba2           651,603        658,391
------------------------------------------------------------------------------------
Thomson Media
  Term Loan B due 11/08/11(d)                    B1            97,825         98,987
------------------------------------------------------------------------------------
  Term Loan C due 08/30/12(d)                    B2           100,000        101,313
------------------------------------------------------------------------------------
TransWestern Publishing Co.
  Term Loan B due 02/25/11(d)                    B1         1,285,999      1,288,801
------------------------------------------------------------------------------------
  Term Loan due 02/25/12(d)                      B3           693,746        699,816
------------------------------------------------------------------------------------
  New Term Loan due 02/25/11(d)                  B1           460,000        461,006
====================================================================================
                                                                          13,961,736
====================================================================================


RAILROADS-1.06%


Helm Holding Corp.
  Term Loan B due 07/02/10(d)                    B2           744,375        748,097
------------------------------------------------------------------------------------
  Term Loan C due 12/31/10(d)                    B2           400,000        402,000
------------------------------------------------------------------------------------
Kansas City Southern
  Term Loan B1 due 03/30/08(d)                  Ba3           995,000      1,006,816
------------------------------------------------------------------------------------
Pacer International, Inc.
  Term Loan due 06/10/10(d)                      B1           113,464        114,315
====================================================================================
                                                                           2,271,228
====================================================================================


REAL ESTATE-0.38%


Crescent Real Estate Equities Co.
  Term Loan due 01/12/06(d)                     Ba2           304,369        306,652
------------------------------------------------------------------------------------
Macerich Co. (The)
  Term Loan B due 04/25/06(d)                    --           250,000        249,688
------------------------------------------------------------------------------------
  Term Loan due 04/26/10(d)                      --           250,000        249,375
====================================================================================
                                                                             805,715
====================================================================================


REAL ESTATE MANAGEMENT & DEVELOPMENT-0.06%


Lake Las Vegas Resort
  First Lien Term Loan due 11/01/09(d)           B2           136,666        137,964
====================================================================================


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


SEMICONDUCTORS-1.04%


AMI Semiconductors, Inc.
  Term Loan due 04/01/12(d)                     Ba3        $  982,537   $    986,222
------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc.
  Term Loan B3 due 12/31/10(d)                  Ba3         1,215,293      1,233,522
====================================================================================
                                                                           2,219,744
====================================================================================



SOFT DRINKS-0.39%


Constellation Brands, Inc.
  Term Loan B due 11/30/11(d)                   Ba2           830,833        838,103
====================================================================================


SPECIALTY CHEMICALS-4.61%


Cognis Deutschland GmbH & Co. KG (Germany)
  Second Lien Term Loan due 11/15/13(d)          B2           320,000        324,800
------------------------------------------------------------------------------------
  Term Loan B1 due 03/30/12(d)                   B1           307,018        309,269
------------------------------------------------------------------------------------
  Term Loan B4 due 03/30/12(d)                   B1           192,982        194,398
------------------------------------------------------------------------------------
  Term Loan C1 due 03/29/13(d)                   B1           500,000        504,250
------------------------------------------------------------------------------------
Crompton Corp.
  LC due 08/16/09(d)                            Ba2           990,000        990,000
------------------------------------------------------------------------------------
Hexion Specialty Chemicals, Inc.
  Term Loan B1 due 05/31/12(d)                   B1           390,982        394,892
------------------------------------------------------------------------------------
  Term Loan B2 due 05/31/12(d)                   B1           718,927        726,117
------------------------------------------------------------------------------------
  Term Loan B3 due 05/31/12(d)                   B1            93,091         94,022
------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B1 due 12/31/10(d)                  Ba3         2,903,149      2,909,502
------------------------------------------------------------------------------------
KRATON Polymers LLC
  Term Loan due 12/23/10(d)                      B1           440,005        446,055
------------------------------------------------------------------------------------
Mosaic Global Holdings Inc.
  Term Loan B due 02/21/12(d)                   Ba2           778,050        783,156
------------------------------------------------------------------------------------
Nalco Co.
  Term Loan B due 11/04/10(d)                    B1         1,415,006      1,436,010
------------------------------------------------------------------------------------
PQ Corp.
  Term Loan B due 02/11/12(d)                    B1           259,350        261,295
------------------------------------------------------------------------------------
Supresta Holdings LLC
  Term Loan due 07/20/11(d)                      B1           495,000        498,713
====================================================================================
                                                                           9,872,479
====================================================================================



SPECIALTY STORES-0.71%


Eye Care Centers of America, Inc.
  Term Loan due 03/01/12(d)                      B2           500,000        501,875
------------------------------------------------------------------------------------
Movie Gallery, Inc.
  Term Loan B due 04/27/11(d)                    B1         1,000,000      1,010,000
====================================================================================
                                                                           1,511,875
====================================================================================



SYSTEMS SOFTWARE-0.21%


Telcordia Technologies Inc.
  Term Loan due 09/15/12(d)                      B1           450,000        442,125
====================================================================================

                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------



TOBACCO-0.53%


Alliance One Iinternational, Inc.
  Term Loan B due 04/07/10(d)                    B1        $  672,315   $    683,240
------------------------------------------------------------------------------------
Commonwealth Brands, Inc.
  Term Loan due 08/28/07(d)                     Ba3           448,035        452,795
====================================================================================
                                                                           1,136,035
====================================================================================


WIRELESS TELECOMMUNICATION SERVICES-4.00%


Cellular South Inc.
  Term Loan B due 05/04/11(d)                   Ba3           118,800        119,691
------------------------------------------------------------------------------------
Centennial Communications Corp.
  Term Loan due 02/09/11(d)                      B1         1,435,129      1,454,862
------------------------------------------------------------------------------------
FairPoint Communications, Inc.
  Term Loan B due 02/08/12(d)                    B1         1,000,000      1,009,750
------------------------------------------------------------------------------------
Hawaiian Telcom, Inc.
  Term Loan B due 10/31/12(d)                    B1           250,000        252,344
------------------------------------------------------------------------------------
Nextel Partners, Inc.
  Term Loan D due 05/31/12(d)                    --           250,000        250,375
------------------------------------------------------------------------------------
SBA Communications Corp.
  Term Loan D due 10/31/08(d)                    B1         2,310,000      2,335,024
------------------------------------------------------------------------------------
Valor Telecommunications, LLC
  Term Loan B due 02/14/12(d)                   Ba3           833,000        842,501
------------------------------------------------------------------------------------
Western Wireless Corp.
  Term Loan B due 05/31/11(d)                    B2         2,295,523      2,298,870
====================================================================================
                                                                           8,563,417
====================================================================================
     Total Senior Secured Floating Rate
       Interests (Cost $236,603,942)                                     234,372,964
====================================================================================


FLOATING RATE NOTES-4.01%


BROADCASTING & CABLE TV-1.41%


EchoStar Communications Corp.,
  Sr. Unsec. Floating Rate Notes,
  6.35%, 10/01/08(d)(h)                         Ba3         2,000,000      2,055,000
------------------------------------------------------------------------------------
Paxson Communications Corp.,
  Sr. Sec. Floating Rate Notes,
  5.89%, 01/15/10 (Acquired 01/13/04; Cost
  $951,000)(d)(h)(i)                             B1           951,000        958,133
====================================================================================
                                                                           3,013,133
====================================================================================


COMMUNICATIONS EQUIPMENT-1.08%


Qwest Corp.
  Sr. Floating Rate Notes, 6.67%, 06/15/13
  (Acquired 06/27/05; Cost
  $2,250,000)(d)(h)(i)                           --         2,250,000      2,306,250
====================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.70%


Time Warner Telecom Inc.
  Sr. Sec. Floating Rate Notes,
  7.27%, 02/15/11(d)(h)                          B1         1,500,000      1,511,250
====================================================================================


                                               MOODY'S     PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES-0.82%


Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Floating Rate Notes,
  6.54%, 12/15/10(d)(h)                         Ba3        $1,000,000   $  1,050,000
------------------------------------------------------------------------------------
Rural Cellular Corp.,
  Sr. Sec. Floating Rate Notes,
  7.91%, 03/15/10(d)(h)                          B2           670,000        696,800
====================================================================================
                                                                           1,746,800
====================================================================================
     Total Floating Rate Notes (Cost
       $8,371,000)                                                         8,577,433
====================================================================================



                                                                           MARKET
                                                             SHARES        VALUE
------------------------------------------------------------------------------------

DOMESTIC STOCKS-0.19%

AIR FREIGHT & LOGISTICS-0.00%

Gemini Air Cargo, Inc.-Pfd. (Acquired
  12/18/03; Cost $0)(f)(i)(j)(k)                               29,793              0
====================================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.19%

Safety-Kleen Corp. (Acquired 12/24/03; Cost
  $2,062,077)(d)(g)(i)(k)                                     102,803        358,782
------------------------------------------------------------------------------------
Safety-Kleen Corp.-Pfd. (Acquired 12/24/03;
  Cost $286,280)(d)(g)(i)(k)                                    1,751   $     43,775
====================================================================================
                                                                             402,557
====================================================================================
    Total Domestic Stocks (Cost $2,348,357)                                  402,557
====================================================================================

MONEY MARKET FUNDS-2.00%

Liquid Assets Portfolio-Institutional
  Class(l)                                                  2,136,013      2,136,013
------------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)                 2,136,013      2,136,013
====================================================================================
    Total Money Market Funds (Cost
      $4,272,026)                                                          4,272,026
====================================================================================
TOTAL INVESTMENTS-115.75% (Cost $251,595,325)                            247,624,980
====================================================================================
OTHER ASSETS LESS LIABILITIES-(15.75)%                                   (33,699,316)
====================================================================================
NET ASSETS-100.00%                                                      $213,925,664
____________________________________________________________________________________
====================================================================================

Abbreviations:

Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Syn LC  - Synthetic Letter of Credit
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's").
(b) Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at June 30, 2005 was $241,169,687, which represented 97.39% of the Fund's Total Investments. See Note 1A.
(e) A portion of this holding is subject to unfunded loan commitments. See Note
    7.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2005 was $2,183,267, which represented 0.88% of the Fund's Total Investments. See Note 1A.
(g) Consists of more than one class of securities traded together as a unit.
(h) Interest rate is redetermined quarterly. Rate shown is the rate in effect on June 30, 2005.
(i) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2005 was $3,666,940, which represented 1.71% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(j) Security considered to be illiquid. The Fund has no limitation on the amount of its investments in illiquid securities. The market value of this security considered illiquid at June 30, 2005 represented 0% of the Fund's Net Assets.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $247,323,299)                                $243,352,954
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,272,026)                               4,272,026
===========================================================
    Total investments (cost $251,595,325)       247,624,980
===========================================================
Receivables for:
  Investments sold                                   56,466
-----------------------------------------------------------
  Fund shares sold                                  400,719
-----------------------------------------------------------
  Dividends and interest                          1,142,898
-----------------------------------------------------------
  Fund expenses absorbed                              8,377
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,994
-----------------------------------------------------------
Other assets                                         59,188
===========================================================
    Total assets                                249,306,622
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Loan outstanding                               33,000,000
-----------------------------------------------------------
  Interest                                          110,112
-----------------------------------------------------------
  Investments purchased                           1,762,014
-----------------------------------------------------------
  Dividends                                         293,192
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 23,793
-----------------------------------------------------------
Accrued distribution fees                            92,340
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              131
-----------------------------------------------------------
Accrued transfer agent fees                          17,561
-----------------------------------------------------------
Accrued operating expenses                           81,815
===========================================================
    Total liabilities                            35,380,958
===========================================================
Net assets applicable to shares outstanding    $213,925,664
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $268,295,567
-----------------------------------------------------------
Undistributed net investment income                 143,777
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (50,543,335)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (3,970,345)
===========================================================
                                               $213,925,664
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $172,645,556
___________________________________________________________
===========================================================
Class C                                        $ 41,280,108
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class B                                          19,183,526
___________________________________________________________
===========================================================
Class C                                           4,599,948
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.00
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.97
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $6,851,082
------------------------------------------------------------------------
Dividends from affiliated money market funds                      21,461
------------------------------------------------------------------------
Facility fees earned                                             189,545
========================================================================
    Total investment income                                    7,062,088
========================================================================

EXPENSES:

Advisory fees                                                  1,047,031
------------------------------------------------------------------------
Administrative services fees                                      30,308
------------------------------------------------------------------------
Custodian fees                                                    30,543
------------------------------------------------------------------------
Distribution fees:
  Class B                                                        228,088
------------------------------------------------------------------------
  Class C                                                        142,338
------------------------------------------------------------------------
Interest and line of credit                                      556,947
------------------------------------------------------------------------
Transfer agent fees                                               97,723
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          9,674
------------------------------------------------------------------------
Professional services fees                                       163,213
------------------------------------------------------------------------
Other                                                            114,069
========================================================================
    Total expenses                                             2,419,934
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (170,444)
========================================================================
    Net expenses                                               2,249,490
========================================================================
Net investment income                                          4,812,598
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities             (509,317)
------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                         (112,918)
========================================================================
Net gain (loss) from investment securities                      (622,235)
========================================================================
Net increase in net assets resulting from operations          $4,190,363
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,812,598    $  7,648,726
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (509,317)     (6,992,122)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (112,918)     13,529,654
==========================================================================================
    Net increase in net assets resulting from operations         4,190,363      14,186,258
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (3,962,168)     (6,749,808)
------------------------------------------------------------------------------------------
  Class C                                                         (776,278)       (821,292)
==========================================================================================
    Total distributions from net investment income              (4,738,446)     (7,571,100)
==========================================================================================
Return of capital:
  Class B                                                               --        (164,251)
------------------------------------------------------------------------------------------
  Class C                                                               --         (21,727)
==========================================================================================
    Total return of capital                                             --        (185,978)
==========================================================================================
Decrease in net assets resulting from distributions             (4,738,446)     (7,757,078)
==========================================================================================
Share transactions-net:
  Class B                                                      (17,732,239)    (36,826,936)
------------------------------------------------------------------------------------------
  Class C                                                        6,873,870      12,972,750
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (10,858,369)    (23,854,186)
==========================================================================================
    Net increase (decrease) in net assets                      (11,406,452)    (17,425,006)
==========================================================================================

NET ASSETS:

  Beginning of period                                          225,332,116     242,757,122
==========================================================================================
  End of period (including undistributed net investment
    income of $143,777 and $69,625, respectively).            $213,925,664    $225,332,116
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2005
(Unaudited)

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  4,190,363
============================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Decrease in receivables                                             17,776
----------------------------------------------------------------------------
  Increase in payables                                                10,224
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
    securities                                                       622,235
----------------------------------------------------------------------------
  Amortization                                                      (145,030)
----------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    secured floating rate interests                               87,572,283
----------------------------------------------------------------------------
  Purchases of senior secured floating rate interests            (71,251,941)
============================================================================
    Net cash provided by operating activities                     21,015,910
============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from capital shares sold                               14,251,328
----------------------------------------------------------------------------
  Disbursements from capital shares repurchased                  (28,445,785)
----------------------------------------------------------------------------
  Dividends paid to shareholders                                  (1,750,321)
----------------------------------------------------------------------------
  Paydowns on bank line of credit                                 (3,000,000)
============================================================================
    Net cash provided by (used in) financing activities          (18,944,778)
============================================================================
Net increase in cash and cash equivalents                          2,071,132
----------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                   2,200,894
============================================================================
Cash and cash equivalents at end of period                      $  4,272,026
____________________________________________________________________________
============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                              $  2,967,908
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers multiple classes of shares. Matters affecting each class will be voted on exclusively by the shareholders of such class.

    The Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured floating rate loans ("Corporate Loans") and senior secured floating rate debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. ("AIM") and its sub-advisor, INVESCO Senior Secured Management, Inc. ("ISSM"). ISSM, under the supervision of AIM, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines,

     Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of ISSM and for which ISSM can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by ISSM utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of ISSM, and with respect to securities whose bid quotes ISSM believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by ISSM at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. ISSM believes that intermediate participants (defined below in Note 1G) selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, ISSM may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account.

       Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.


       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Facility fees received may be amortized over the life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., included in the Statement of Operations, are recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and AIM.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

G. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

H. REPURCHASE OFFERS -- The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge ("EWC") of up to 3% for Class B shares and up to 1% for Class C shares. The EWC is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets.

    Under the terms of a master sub-advisory agreement between AIM and ISSM, AIM pays ISSM 40% of the amount of AIM's compensation on the sub-advised assets. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class B and Class C shares to 1.50% and 1.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees and reimbursed expenses of $117,554.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,035.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $30,308.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $97,723.

    The Trust entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. ADI has voluntarily agreed to waive 0.25% of the Class C Plan fees. Of these amounts, up to 0.25% of the average daily net assets of the Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class B and Class C shares paid $228,088 and $94,892, respectively, after ADI waived Plan fees of $47,446 for Class C shares.

    EWCs are not recorded as expenses of the Fund. They are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended June 30, 2005, ADI advised the Fund that it received $32,541 and $13,248 from Class B and Class C shares, respectively, in EWCs imposed on redemptions of Fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,100,447       $35,292,611       $(34,257,045)         $   --         $2,136,013       $10,663       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,100,447        35,292,611        (34,257,045)             --          2,136,013        10,798           --
==================================================================================================================================
  Total           $2,200,894       $70,585,222       $(68,514,090)         $   --         $4,272,026       $21,461       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,409.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,399 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. During the six months ended June 30, 2005, the average interfund borrowings for the 181 days the borrowings were outstanding was $31,254,144 with a weighted average interest rate of 3.53% and interest expense of $546,727.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--UNFUNDED LOAN COMMITMENTS

As of June 30, 2005, the Fund had unfunded loan commitments of $1,745,269, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

                                                                 UNFUNDED
BORROWER                                                        COMMITMENTS
---------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.                                     $  485,000
---------------------------------------------------------------------------
Celanese A.G. (Germany)                                            192,884
---------------------------------------------------------------------------
Federal-Mogul Corp.                                                 60,844
---------------------------------------------------------------------------
Isle of Capri Casino, Inc.                                         502,187
---------------------------------------------------------------------------
Las Vegas Sands, Inc. (Venetian Casino Resort, LLC)                344,017
---------------------------------------------------------------------------
Warner Chilcott PLC (United Kingdom)                               160,337
===========================================================================
                                                                $1,745,269
___________________________________________________________________________
===========================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                                $   453,428
-----------------------------------------------------------------------------
December 31, 2009                                                 10,188,057
-----------------------------------------------------------------------------
December 31, 2010                                                 21,273,718
-----------------------------------------------------------------------------
December 31, 2011                                                 10,298,295
-----------------------------------------------------------------------------
December 31, 2012                                                  2,745,717
=============================================================================
Total capital loss carryforward                                  $44,959,215
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $69,102,201 and $87,187,120, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 1,585,336
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,647,674)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(4,062,338)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $251,687,318.

NOTE 10--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class B shares and Class C shares. Both classes are sold at net asset value with no front-end sales charge. Each class imposes an EWC on certain redemptions.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2005               DECEMBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                        427,648    $  3,861,539     1,110,006    $  9,865,550
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,194,536      10,757,969     2,034,158      18,066,194
======================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        260,910       2,355,247       456,936       4,068,921
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         68,103         612,661        72,970         649,066
======================================================================================================================
Reacquired:
  Class B                                                     (2,661,641)    (23,949,025)   (5,710,581)    (50,761,407)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (500,745)     (4,496,760)     (645,752)     (5,742,510)
======================================================================================================================
                                                              (1,211,189)   $(10,858,369)   (2,682,263)   $(23,854,186)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                                YEAR ENDED DECEMBER 31,
                                                JUNE 30,           --------------------------------------------------------------
                                                  2005               2004           2003        2002        2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   9.02           $   8.77       $   8.51    $   8.64    $   9.37       $   9.68
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.19               0.30           0.33        0.38        0.60(a)        0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.02)              0.25           0.25       (0.13)      (0.73)         (0.31)
=================================================================================================================================
    Total from investment operations                0.17               0.55           0.58        0.25       (0.13)          0.47
=================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.19)             (0.29)         (0.32)      (0.38)      (0.60)         (0.78)
=================================================================================================================================
  Returns of capital                                  --              (0.01)            --          --          --             --
=================================================================================================================================
    Total distributions                            (0.19)             (0.30)         (0.32)      (0.38)      (0.60)         (0.78)
=================================================================================================================================
Net asset value, end of period                  $   9.00           $   9.02       $   8.77    $   8.51    $   8.64       $   9.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     1.95%              6.36%          6.94%       2.88%      (1.49)%         5.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $172,646           $190,814       $221,964    $266,260    $357,841       $458,359
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                      2.00%(c)(d)        1.65%(d)       1.48%       1.49%       1.38%          1.50%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                      1.50%(c)(e)        1.50%(e)       1.48%       1.49%       1.38%          1.50%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            4.41%(c)           3.31%          3.80%       4.40%       6.66%          8.18%
=================================================================================================================================
Ratio of interest expense to average net
  assets(f)                                         0.50%(c)           0.15%            --          --          --             --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                            27%                82%            72%         56%         38%            39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $183,982,907.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets (including interest expense) prior to fee waivers and/or expense reimbursements was 2.11% (annualized) and 1.69% for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets (excluding interest expense) prior to fee waivers and/or expense reimbursements was 1.61% (annualized) and 1.54% for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                          ---------------------------------------------------------------------------------------
                                                                                                                    APRIL 3, 2000
                                                                                                                     (DATE SALES
                                          SIX MONTHS                                                                 COMMENCED)
                                            ENDED                         YEAR ENDED DECEMBER 31,                        TO
                                           JUNE 30,           -----------------------------------------------       DECEMBER 31,
                                             2005               2004           2003        2002        2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.99           $   8.75       $   8.49    $   8.62    $   9.35         $   9.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.18               0.27           0.31        0.36        0.58(a)          0.58
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (0.02)              0.25           0.25       (0.14)      (0.73)           (0.28)
=================================================================================================================================
    Total from investment operations           0.16               0.52           0.56        0.22       (0.15)            0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income        (0.18)             (0.27)         (0.30)      (0.35)      (0.58)           (0.58)
=================================================================================================================================
  Returns of capital                             --              (0.01)            --          --          --               --
=================================================================================================================================
    Total distributions                       (0.18)             (0.28)         (0.30)      (0.35)      (0.58)           (0.58)
=================================================================================================================================
Net asset value, end of period             $   8.97           $   8.99       $   8.75    $   8.49    $   8.62         $   9.35
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                1.82%              5.98%          6.68%       2.62%      (1.75)%           3.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $ 41,280           $ 34,518       $ 20,793    $ 20,421    $ 31,274         $ 28,354
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense):
  With fee waivers and/or expense
    reimbursements                             2.25%(c)           1.89%          1.73%       1.74%       1.63%            1.73%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             2.61%(c)           2.19%          1.98%       1.99%       1.88%            1.98%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee waivers and/or expense
    reimbursements                             1.75%(c)           1.74%          1.73%       1.74%       1.63%            1.73%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             2.11%(c)           2.04%          1.98%       1.99%       1.88%            1.98%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                           4.16%(c)           3.07%          3.55%       4.15%       6.40%            8.14%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of interest expense to average net
  assets(e)                                    0.50%(c)           0.15%            --          --          --               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                       27%                82%            72%         56%         38%              39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $38,271,331.
(d)  Annualized.
(e) Ratio includes interest expense and fees on the committed line of credit.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Litigation

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds (including AIM Floating Rate Fund) and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties.

  The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

  Discovery for this case has been stayed and pending motions have not been ruled upon. Thus, it is not possible to predict its outcome at this early stage of the proceedings.

  Enron Corp. v. J.P. Morgan Securities, AIM Floating Rate Fund, et al.; AIM Floating Rate Fund, along with other parties, was named as a defendant in a case filed in the United States Bankruptcy Court for the Southern District of New York on November 6, 2003. Plaintiff is seeking to declare that certain repurchases by Enron Corp. of commercial paper issued by the company from the defendants were preferential transfers that may be avoided in the bankruptcy proceeding so that they may be avoided. The aggregate amount of the repurchases from the Fund during the 90 days prior to the bankruptcy petition was $9,986,667. At this time, Fund management is unable to make an assessment as to the likelihood of loss, and therefore has not recorded a liability in the financial statements for any potential loss. The potential range of loss is currently estimated to be between $0 and approximately $8,475,000.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               SUB-ADVISOR
Prema Mathai-Davis                Senior Vice President (Senior Officer)        INVESCO Senior Secured Management, Inc.
Lewis F. Pennock                                                                1166 Avenue of the Americas
Ruth H. Quigley                   Kevin M. Carome                               New York, NY 10036-2727
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 TRANSFER AGENT
                                                                                AIM Investment Services, Inc.
                                  Sidney M. Dilgren                             P.O. Box 4739
                                  Vice President and Treasurer                  Houston, TX 77210-4739
                                                                                CUSTODIAN
                                  J. Philip Ferguson                            State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
                                                                                Boston, MA 02110-2801

                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                    AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund               AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)     Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                            Premier U.S.Government Money Portfolio(1)
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY                 TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)       AIM High Income Municipal Fund(8)
AIM Opportunities III Fund                   AIM Energy Fund(1)                          AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund(1)              AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                 AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                 Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)                                 AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)                     AIM Conservative Allocation Fund
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                      AIM Growth Allocation Fund(9)
AIM Weingarten Fund                          AIM Utilities Fund(1)                       AIM Moderate Allocation Fund
                                                                                         AIM Moderate Growth Allocation Fund
*Domestic equity and income fund                                                         AIM Moderately Conservative Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                             AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                             AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.
(4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

AIMinvestments.com                 FLR-SAR-1             A I M Distributors,Inc.


                    [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
=======================================================================
Mutual  Retirement  Annuities  College  Separately  Offshore Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products Management               --Registered Trademark--
                               Plans    Accounts
=======================================================================

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

     Indemnification provisions for officers, directors, and employees of the Registrant are set forth in Article VIII of the Registrant's Agreement and Declaration of Trust and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust dated September14, 2005,
     (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and [INVESCO Institutional (N.A.), Inc]. provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

Item 16. Exhibits

 1      -   (a) Second Amended and Restated Agreement and Declaration of Trust
            of Registrant dated December 6, 2005 incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        - (b) Amendment No. 1, dated January 9, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated
            December 6, 2005 incorporated herein by reference to Registrant's
            PEA No. 21 on Form N-1A, filed on January 13, 2006.

 2      -   Amended and Restated Bylaws dated September 14, 2005 incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October 19, 2005.

 3      -   Voting Trust Agreements - None.

 4      -   (a) Agreement and Plan of Reorganization by and among the
            Registrant on behalf of AIM Floating Rate Fund, AIM Floating Rate
            Fund on behalf of AIM Floating Rate Fund and A I M Advisors, Inc., is attached as Appendix I to the Combined Proxy Statement Prospectus
            relating to AIM Floating Rate Fund contained in this Registration
            Statement.

 5      -   Articles II, VI, VII, VIII and IX of the Amended and Restated
            Agreement and Declaration of Trust and Articles IV, V and VI of the
            Amended and Restated Bylaws, define rights of holders of shares.

 6(a)   -   (a) Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        - (b) Amendment No. 1 to the Master Investment Advisory Agreement, dated as of October 15, 2004 incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (c) Form of Amendment No. 2 to the Master Investment Advisory
            Agreement, dated as of March 31, 2006 incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January
            13, 2006.

  (b)   -   Form of Master Intergroup Sub-Advisory Contract for Mutual Funds,
            dated March 31, 2006, between A I M Advisors, Inc. and INVESCO
            Institutional (N.A.), Inc. on behalf of AIM Structured Core Fund,
            AIM Structured Growth Fund and AIM Structured Value Fund
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

 7(a)   -   (a) Amended and Restated Master Distribution Agreement, dated as of
            August 18, 2003, between Registrant (all classes of shares except
            Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (b) Amendment No. 1 to the Amended and Restated Master Distribution
            Agreement, dated as of October 29, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (c) Amendment No. 2 to the Amended and Restated Master Distribution
            Agreement, dated as of November 4, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (d) Amendment No. 3 to the Amended and Restated Master Distribution
            Agreement, dated as of November 20, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (e) Amendment No. 4 to the Amended and Restated Master Distribution
            Agreement, dated as of November 24, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (f) Amendment No. 5 to the Amended and Restated Master Distribution
            Agreement, dated as of November 25, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (g) Amendment No. 6 to the Amended and Restated Master Distribution
            Agreement, dated as of January 6, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (h) Amendment No. 7 to the Amended and Restated Master Distribution
            Agreement dated as of March 31, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (i) Amendment No. 8 to the Amended and Restated Master Distribution
            Agreement, dated as of April 30, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (j) Amendment No. 9 to the Amended and Restated Master Distribution
            Agreement, dated as of September 14, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (k) Amendment No. 10 to the Amended and Restated Master Distribution
            Agreement, dated as of September 15, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (l) Amendment No. 11 to the Amended and Restated Master Distribution
            Agreement, dated as of October 15, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (m) Amendment No. 12 to the Amended and Restated Master Distribution
            Agreement, dated November 30, 2004, between Registrant (all Classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (n) Amendment No. 13 to the Amended and Restated Master Distribution
            Agreement, dated December 30, 2004, between Registrant (all Classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (o) Amendment No. 14 to the Amended and Restated Master Distribution
            Agreement, dated February 25, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (p) Amendment No. 15 to the Amended and Restated Master Distribution
            Agreement, dated March 15, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (q) Amendment No. 16 to the Amended and Restated Master Distribution
            Agreement, dated April 29, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (r) Amendment No. 17 to the Amended and Restated Master Distribution
            Agreement, dated July 13, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (s) Amendment No. 18 to the Amended and Restated Master Distribution
            Agreement, dated July 18, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

        -   (t) Amendment No. 19 to the Amended and Restated Master Distribution
            Agreement, dated October 22, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 19 on Form
            N-1A, filed on December 7, 2005.

        -   (u) Amendment No. 20 to the Amended and Restated Master Distribution
            Agreement, dated October 25, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 19 on Form
            N-1A, filed on December 7, 2005.

        -   (v) Amendment No. 21 to the Amended and Restated Master Distribution
            Agreement, dated October 31, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 19 on Form
            N-1A, filed on December 7, 2005.

        - (w) Form of Amendment No. 22, dated January 31, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares) dated August 18, 2003, between Registrant and
            A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December 7, 2005.

        - (x) Form of Amendment No. 23, dated March 13, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares) dated August 18, 2003, between Registrant and
            A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

        - (y) Form of Amendment No. 24, dated March 27, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares) dated August 18, 2003, between Registrant and
            A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

            (z) Form of Amendment No. 25, dated March 31, 2006, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares) dated August 18, 2003, between Registrant and
            A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

  (b)   -   (a) Amended and Restated Master Distribution Agreement, dated as of
            August 18, 2003, between Registrant (Class B shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 15 on Form N-1A, filed on November 23, 2003.

        -   (b) Amendment No. 1 to the Amended and Restated Master Distribution
            Agreement, dated as of October 1, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 15 on Form N-1A, filed on November
            23, 2003.

        -   (c) Amendment No. 2 to the Amended and Restated Master Distribution
            Agreement, dated as of October 29, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 15 on Form N-1A, filed on November
            23, 2003.

        -   (d) Amendment No. 3 to the Amended and Restated Master Distribution
            Agreement, dated as of November 3, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 15 on Form N-1A, filed on November
            23, 2003.

        -   (e) Amendment No. 4 to the Amended and Restated Master Distribution
            Agreement, dated as of November 4, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 15 on Form N-1A, filed on November
            23, 2003.

        -   (f) Amendment No. 5 to the Amended and Restated Master Distribution
            Agreement, dated as of November 20, 2003, between Registrant (Class
            B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (g) Amendment No. 6 to the Amended and Restated Master Distribution
            Agreement, dated as of November 24, 2003, between Registrant (Class
            B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (h) Amendment No. 7 to the Amended and Restated Master Distribution
            Agreement, dated as of November 25, 2003, between Registrant (Class
            B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (i) Amendment No. 8 to the Amended and Restated Master Distribution
            Agreement, dated as of March 31, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (j) Amendment No. 9 to the Amended and Restated Master Distribution
            Agreement, dated as of April 30, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (k) Amendment No. 10 to the Amended and Restated Master Distribution
            Agreement, dated as of September 15, 2004, between Registrant (Class
            B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (l) Amendment No. 11 to the Amended and Restated Master Distribution
            Agreement, dated as of October 15, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (m) Amendment No. 12 to the Amended and Restated Master Distribution
            Agreement, dated as of December 30, 2004, between Registrant (Class
            B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (n) Amendment No. 13 to the Amended and Restated Master Distribution
            Agreement, dated as of March 15, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (o) Amendment No. 14 to the Amended and Restated Master Distribution
            Agreement, dated as of April 29, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (p) Amendment No. 15 to the Amended and Restated Master Distribution
            Agreement, dated as of July 18, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (q) Amendment No. 16 to the Amended and Restated Master Distribution
            Agreement, dated as of October 31, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (r) Form of Amendment No. 17 to the Amended and Restated Master
            Distribution Agreement, dated as of March 13, 2006, between
            Registrant (Class B Shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

        -   (s) Form of Amendment No. 18 to the Amended and Restated Master
            Distribution Agreement, dated as of March 27, 2006, between
            Registrant (Class B Shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

        -   (t) Form of Amendment No. 19 to the Amended and Restated Master
            Distribution Agreement, dated as of March 31, 2006, between
            Registrant (Class B Shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

  (c)   -   Form of Selected Dealer Agreement between A I M Distributors, Inc.
            and selected dealers incorporated herein by reference to
            Registrant's PEA No. 20 on Form N-1A, filed on December 20, 2005.

  (d)   -   Form of Bank Selling Group Agreement between A I M Distributors,
            Inc. and banks incorporated herein by reference to Registrant's PEA
            No. 20 on Form N-1A, filed on December 20, 2005.

 8      -   (a) AIM Retirement Plan for Eligible Directors/Trustees, as restated
            October 1, 2001 incorporated herein by reference to Registrant's PEA
            No. 18 on Form N-1A, filed on October 19, 2005.

        - (b) Form of AIM Funds Director Deferred Compensation Agreement incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

 9      -   (a) Master Custodian Agreement between Registrant and State Street
            Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's PEA No. 38 on Form N-1A, filed on July 15,
            2003.

        -   (b) Amendment No. 1 dated May 10, 2002 to the Master Custodian
            Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's
            PEA No. 38 on Form N-1A, filed on July 15, 2003.

        -   (c) Amendment No. 2 dated December 8, 2003 to the Master Custodian
            Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's
            PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (d) Amendment No. 3 dated April 30, 2004 to the Master Custodian
            Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's
            PEA No. 17 on Form N-1A, filed on November 30, 2004.

        -   (e) Amendment No. 4 dated September 8, 2004 to the Master Custodian
            Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001 incorporated herein by reference to Registrant's
            PEA No. 17 on Form N-1A, filed on November 30, 2004.

10(a)   -   (a) Amended and Restated Master Distribution Plan dated as of August
            18, 2003, between Registrant (Class A shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (g) Amendment No. 6, dated March 31, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (h) Amendment No. 7, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (i) Amendment No. 8, dated September 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (j) Amendment No. 9, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (k) Amendment No. 10, dated December 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (l) Amendment No. 11, dated January 1, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (m) Amendment No. 12, dated March 15, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (n) Amendment No. 13, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (o) Amendment No. 14, dated July 1, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (p) Amendment No. 15, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (q) Amendment No. 16, dated October 31, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class A shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (r) Form of Amendment No. 17 to the Amended and Restated Master
            Distribution Agreement dated as of March 13, 2006, between
            Registrant (Class A shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

        -   (s) Form of Amendment No. 18 to the Amended and Restated Master
            Distribution Agreement dated as of March 27, 2006, between
            Registrant (Class A shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

            (t) Form of Amendment No. 19 to the Amended and Restated Master
            Distribution Agreement dated as of March 31, 2006, between
            Registrant (Class A shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

  (b)   -   (a) Amended and Restated Master Distribution Plan dated as of August
            18, 2003, between Registrant (Class B shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (g) Amendment No. 6, dated March 31, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (h) Amendment No. 7, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (i) Amendment No. 8, dated September 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (j) Amendment No. 9, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (k) Amendment No. 10, dated December 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (l) Amendment No. 11, dated March 15, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (m) Amendment No. 12, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (n) Amendment No. 13, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (o) Amendment No. 14, dated October 31, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        - (p) Form of Amendment No. 15, dated March 13, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January
            13, 2006.

        - (q) Form of Amendment No. 16, dated March 27, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January
            13, 2006.

        - (r) Form of Amendment No. 17, dated March 31, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January
            13, 2006.

  (c)   -   (a) Amended and Restated Master Distribution Plan dated as of August
            18, 2003, between Registrant (Class C shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 16 on Form N-1A, filed on March 1, 2004.

        -   (b) Amendment No. 1, dated October 29, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (c) Amendment No. 2, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (d) Amendment No. 3, dated November 20, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (e) Amendment No. 4, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (f) Amendment No. 5, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 16 on Form N-1A, filed on March 1,
            2004.

        -   (g) Amendment No. 6, dated March 31, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (h) Amendment No. 7, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (i) Amendment No. 8, dated September 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (j) Amendment No. 9, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 17 on Form N-1A, filed on November
            30, 2004.

        -   (k) Amendment No. 10, dated December 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (l) Amendment No. 11, dated March 15, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (m) Amendment No. 12, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (n) Amendment No. 13, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 18 on Form N-1A, filed on October
            19, 2005.

        -   (o) Amendment No. 14, dated October 31, 2005, to the Amended and
            Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (p) Form of Amendment No. 15 to the Amended and Restated Master
            Distribution Agreement dated as of March 13, 2006, between
            Registrant (Class C shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

        -   (q) Form of Amendment No. 16 to the Amended and Restated Master
            Distribution Agreement dated as of March 27, 2006, between
            Registrant (Class C shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

        -   (r) Form of Amendment No. 17 to the Amended and Restated Master
            Distribution Agreement dated as of March 31, 2006, between
            Registrant (Class C shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

  (d)   -   (a) Amended and Restated Master Distribution Plan dated as of August
            18, 2003, between Registrant (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (b) Amendment No. 1, dated November 4, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class R shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (c) Amendment No. 2, dated November 24, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class R shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (d) Amendment No. 3, dated November 25, 2003, to the Amended and
            Restated Master Distribution Plan between Registrant (Class R shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (e) Amendment No. 4, dated April 30, 2004, to the Amended and
            Restated Master Distribution Plan between Registrant (Class R shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December
            7, 2005.

        -   (f) Amendment No. 5, dated September 14, 2004, to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (g) Amendment No. 6, dated October 15, 2004, to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (h) Amendment No. 7, dated April 29, 2005, to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (i) Amendment No. 8, dated July 18, 2005, to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (j) Amendment No. 9, dated October 25, 2005, to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (k) Amendment No. 10, dated October 31, 2005, to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 19 on Form N-1A, filed on December 7, 2005.

        -   (l) Form of Amendment No. 11 dated March 13, 2006 to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 21 on Form N-1A, filed on January 13, 2006.

        -   (m) Form of Amendment No. 12 dated March 27, 2006 to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 21 on Form N-1A, filed on January 13, 2006.

        -   (n) Form of Amendment No. 13 dated March 31, 2006 to the Amended and
            Restated Master Distribution Plan (Class R shares) and A I M
            Distributors, Inc. incorporated herein by reference to Registrant's
            PEA No. 21 on Form N-1A, filed on January 13, 2006.

  (e)   -   Form of Master Distribution Plan dated as of April [13], 2006 between Registrant (Class B1 shares) and A I M Distributors, Inc.
            incorporated herein by reference to Registrant's PEA No. 19 on Form
            N-1A, filed on December 7, 2005.

  (f)   -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (Class A shares) incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

  (g)   -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (Class C shares) incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

  (h)   -   Form of Master Related Agreement to Amended and Restated Master
            Distribution Plan (Class R shares) incorporated herein by reference to Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

  (i)   -   Form of Master Related Agreement to Master Distribution Plan (Class
            B1 shares) incorporated herein by reference to Registrant's PEA No.
            19 on Form N-1A, filed on December 7, 2005.

  (j)   -   Ninth Amended and Restated Multiple Class Plan of The AIM Family of
            Funds(R), effective December 12, 2001, as amended and restated
            December 6, 2005 incorporated herein by reference to Registrant's
            PEA No. 20 on Form N-1A, filed on December 20, 2005.

11      -   Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
            LLP, as to the legality of the securities being registered is filed herewith electronically.

12      -   Opinion of Ballard Spahr Andrews & Ingersoll, LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-Effective Amendment to a Registration Statement on Form
            N-1A.

13(a)   -   Second Amended and Restated Transfer Agency and Service Agreement
            between Registrant and AIM Investment Services, Inc. dated October
            1, 2005 incorporated herein by reference to Registrant's PEA No. 19 on Form N-1A, filed on December 7, 2005.

  (b)   -   (a) Amended and Restated Master Administrative Services Agreement
            dated July 1, 2004 between Registrant and A I M Advisors, Inc.
            incorporated herein by reference to Registrant's PEA No. 17 on Form
            N-1A, filed on November 30, 2004.

        -   (b) Amendment No. 1 to the Amended and Restated Master
            Administrative Services Agreement dated as of October 15, 2004.
            incorporated herein by reference to Registrant's PEA No. 17 on Form
            N-1A, filed on November 30, 2004.

        -   (c) Amendment No. 2 to the Amended and Restated Master
            Administrative Services Agreement dated as of December 2, 2004 incorporated herein by reference to Registrant's PEA No. 19 on Form
            N-1A, filed on December 7, 2005.

        -   (d) Form of Amendment No. 3 to the Amended and Restated Master
            Administrative Services Agreement dated as of March 31, 2006 incorporated herein by reference to Registrant's PEA No. 21 on Form
            N-1A, filed on January 13, 2006.

  (c)   -   Form of Memorandum of Agreement dated March 31, 2006, regarding
            Securities Lending between Registrant, with respect to all Funds and
            A I M Advisors, Inc. incorporated herein by reference to
            Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

  (d)   -   Memorandum of Agreement dated January 1, 2006, regarding fee waivers between Registrant, with respect to AIM Multi-Sector Fund and A I M
            Advisors, Inc. incorporated herein by reference to Registrant's PEA
            No. 21 on Form N-1A, filed on January 13, 2006.

  (e)   -   Memorandum of Agreement dated May 5, 2005, between Registrant and A
            I M Advisors, Inc., with respect to AIM Multi-Sector Fund
            incorporated herein by reference to Registrant's PEA No. 18 on Form
            N-1A, filed on October 19, 2005.

  (f)   -   Memorandum of Agreement dated July 1, 2005, between Registrant and A
            I M Advisors, Inc., with respect to AIM Advantage Health Sciences
            Fund incorporated herein by reference to Registrant's PEA No. 19 on
            Form N-1A, filed on December 7, 2005.

  (g)   -   Form of Memorandum of Agreement, regarding expense limitations, dated March31, 2006, between Registrant (on behalf of AIM Structured
            Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund)
            and A I M Advisors, Inc. incorporated herein by reference to
            Registrant's PEA No. 21 on Form N-1A, filed on January 13, 2006.

14      -   Consent of PricewaterhouseCoopers LLP is filed herewith.

15      -   Omitted Financial Statements - None.

16      -   Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn,
            Fields, Frischling, Graham, Pennock, Quigley, Soll, Stickel and
            Williamson incorporated herein by reference to Registrant's PEA No.
            18 on Form N-1A, filed on October 19, 2005.

17      -   Form of Proxy relating to the Special Meeting of Shareholders of AIM
            Floating Rate Fund is filed herewith.

Item 17. Undertakings

     (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (c) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 20th day of January, 2006.

                                        REGISTRANT: AIM COUNSELOR SERIES TRUST


                                                By: /s/ Robert H. Graham
                                                    ----------------------------
                                                    Robert H. Graham, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURES                        TITLE                     DATE
          ----------                        -----                     ----


/s/ Robert H. Graham                 Trustee & President        January 20, 2006
-----------------------------   (Principal Executive Officer)
(Robert H. Graham)


/s/ Bob R. Baker*                          Trustee              January 20, 2006
-----------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                       Trustee              January 20, 2006
-----------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                        Trustee              January 20, 2006
-----------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                 Chair & Trustee          January 20, 2006
-----------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                      Trustee              January 20, 2006
-----------------------------
(Albert R. Dowden)


/s/ Edward K. Dunn, Jr.*                   Trustee              January 20, 2006
-----------------------------
(Edward K. Dunn, Jr.)


/s/ Jack M. Fields*                        Trustee              January 20, 2006
-----------------------------
(Jack M. Fields)


/s/ Carl Frischling*                       Trustee              January 20, 2006
-----------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                    Trustee              January 20, 2006
-----------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                      Trustee              January 20, 2006
-----------------------------
(Lewis F. Pennock)


/s/ Ruth H. Quigley*                       Trustee              January 20, 2006
-----------------------------
(Ruth H. Quigley)


/s/ Larry Soll*                            Trustee              January 20, 2006
-----------------------------
(Larry Soll)



/s/ Raymond Stickel, Jr.*                  Trustee              January 20, 2006
-----------------------------
(Raymond Stickel, Jr.)


/s/ Mark H. Williamson*                   Trustee &             January 20, 2006
-----------------------------      Executive Vice President
(Mark H. Williamson)


/s/ Sidney M. Dilgren             Vice President & Treasurer    January 20, 2006
-----------------------------     (Principal Financial and
(Sidney M. Dilgren)                  Accounting Officer)


*By /s/ Robert H. Graham
    -------------------------
    Robert H. Graham
    Attorney-in-Fact

* Robert H. Graham, pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 18 on October 19, 2005.

                                      INDEX

Exhibit
 Number   Description
-------   -----------
11        Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
          LLP as to the legality of the securities being registered

14        Consent of PricewaterhouseCoopers LLP

17        Form of Proxy